                      STATEMENT OF ADDITIONAL INFORMATION


                               SCHWAB INVESTMENTS
                 101 Montgomery Street, San Francisco, CA 94104

                               DECEMBER 29, 1995

         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectuses, which may be amended from time to time, dated December 29, 1995, for the Schwab 1000 Fund(R), the Schwab Long-Term Government Bond Fund, the Schwab Short/Intermediate Government Bond Fund, the Schwab Long-Term Tax-Free Bond Fund, the Schwab Short/Intermediate Tax-Free Bond Fund, the Schwab California Long-Term Tax-Free Bond Fund, and the Schwab California Short/Intermediate Tax-Free Bond Fund (each a "Fund" and, collectively, the "Funds"), seven separately managed investment portfolios of Schwab Investments (the "Trust"). To obtain a copy of one or more of these Prospectuses, please call Charles Schwab & Co., Inc. ("Schwab") at 800-2 NO-LOAD, 24 hours a day or or write to Schwab at 101 Montgomery Street, San Francisco, CA 94104. These Prospectuses also are available electronically by using our Internet address: http://www.schwab.com.

                                 SCHWABFunds(R)
                                 800-2 NO-LOAD

                               TABLE OF CONTENTS

                                                                                           Page
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INVESTMENT SECURITIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
MANAGMENT OF THE TRUST . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
PORTFOLIO TRANSACTIONS AND TURNOVER. . . . . . . . . . . . . . . . . . . . . . . . . . .   26
TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   29
SHARE PRICE CALCULATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   34
TOTAL RETURN AND YIELD . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   34
SCHWABFUNDS INVESTMENT STRATEGIES. . . . . . . . . . . . . . . . . . . . . . . . . . . .   37
GENERAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   41
PURCHASE AND REDEMPTION OF SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . . .   44
OTHER INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   44
APPENDIX - RATINGS OF INVESTMENT SECURITIES. . . . . . . . . . . . . . . . . . . . . . .   45
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   49

                            INVESTMENT SECURITIES

                          U.S. GOVERNMENT SECURITIES

         Direct obligations of the United States Government are supported by the full faith and credit of the United States Treasury. While obligations of certain United States Government agencies and instrumentalities are similarly backed, those of others, such as the Federal National Mortgage Association and the Student Loan Marketing Association, are only supported by the right of the issuer to borrow from the U.S. Treasury, the discretionary authority of the U.S. Government to purchase the agency's obligations or the credit of the issuing agency or instrumentality. There can be no assurance that the U.S. Government would provide financial support to United States Government sponsored agencies or instrumentalities if it is not obligated to do so by law. A Fund will invest in U.S. Government securities not backed by the full faith and credit of the United States Treasury only when Charles Schwab Investment Management, Inc. (the "Investment Manager") is satisfied that the credit risk with respect to their issuer is minimal.

                                   GOVERNMENT
                          "MORTGAGE BACKED" SECURITIES

         Among the U.S. Government securities in which the Funds may invest are government "mortgage-backed" (or government guaranteed mortgage- related) securities. Mortgages backing the securities purchased by the Funds include, among others, conventional thirty year fixed rate mortgages, graduated payment mortgages, fifteen year mortgages and adjustable rate mortgages. All of these mortgages can be used to create pass-through securities. A pass-through security is formed when mortgages are pooled together and undivided interest in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal then their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments adversely impact yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Funds may purchase mortgage-related securities at a premium or at a discount.

  Principal and interest payments on the mortgage-related securities are government guaranteed to the extent described below. Such guarantees do not extend to the value or yield of the mortgage-related securities themselves or of a Fund's shares.

         GNMA Certificates. Certificates of the Government National Mortgage Association ("GNMA") are mortgaged securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Funds may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

         The National Housing Act authorized GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

         The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Fund has purchased the certificates above par in the secondary market.

         FHLMC Securities. The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"), mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal.

         GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the United States.

         FNMA Securities. The Federal National Mortgage Association ("FNMA") was established in 1938 to create a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the United States.

                         OTHER ASSET-BACKED SECURITIES

         Each Fund may invest a portion of its assets in debt obligations known as "Asset-Backed Securities" that are rated in one of the four highest rating categories by a nationally recognized statistical rating organization (e.g., Standard & Poor's Corporation or Moody's Investors Service, Inc.) or, if not so rated, deemed to be of equivalent quality by the Investment Manager pursuant to guidelines adopted by the Board of Trustees. The credit quality of most Asset-Backed Securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator (or any other affiliated entities), and the amount and quality of any credit support provided to the securities. The rate of principal payments on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-Backed Securities may be classified as "Pass-Through Certificates" or "Collateralized Obligations."

         "Pass-Through Certificates" are asset-backed securities that represent undivided fractional ownership interests in the underlying pool of assets. Pass-Through Certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because Pass-Through Certificates represent ownership interests in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

         Asset-Backed Securities issued in the form of debt instruments, also known as Collateralized Obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The assets collateralizing such Asset-Backed Securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the Asset-Backed Securities and any credit support provided. As a result, although payments on such Asset-Backed Securities are obligations of the issuers, in the event of default on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related Asset-Backed Securities.

                             METHODS OF ALLOCATING
                                   CASH FLOWS

         While many Asset-Backed Securities are issued with only one class of security, many others are issued in more than one class, each with different payment terms. Multiple class Asset-Backed Securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the Asset-Backed Security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "multi-tranche CMOs" (collateralized mortgage obligations) with serial maturities such that all principal payments received on the mortgages underlying the securities are first paid to the class with the earliest stated maturity, and then sequentially to the class with the next stated maturity), "Strips" (Asset-Backed Securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with a class or classes having characteristics which mimic the characteristics of non-Asset-Backed Securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

                            TYPES OF CREDIT SUPPORT

         Asset-Backed Securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on these underlying assets to make payments,
such securities may contain elements of credit support.   Such credit support
falls into two classes: liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction, or through a combination of such approaches. Examples of Asset-Backed Securities with credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class Asset-Backed Securities with certain classes subordinate to other classes as to the payment of principal thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and Asset-Backed Securities that have "reserve funds" (where cash or investments, sometimes funded from a portion of the initial payments on the underlying assets, are held in reserve against future losses) or that have been "overcollateralized" (where the scheduled payments on, or the principal amount of, the underlying assets substantially exceed that required to make payment on the Asset-Backed Securities and pay any servicing or other fees). The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an Asset-Backed Security.

                       CREDIT CARD RECEIVABLE SECURITIES

         Each Fund may invest in Asset-Backed Securities backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities"). Most of the Credit Card Receivable Securities issued publicly to date have been Pass-Through Certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account.
The initial fixed period usually may be shortened upon the occurrence of specified events that signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. Competitive and general economic factors could adversely affect the rate at which new receivables are created in an Account and conveyed to an issuer, shortening the expected weighted average life of the related Credit Card Receivable Security, and reducing its yield.
An acceleration in cardholders' payment rates or any other event that shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could have a similar effect on the weighted average life and yield.

         Credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other Asset-Backed Securities, Accounts are unsecured obligations of the cardholder.

                              MUNICIPAL SECURITIES

          "Municipal Securities" are debt securities issued by a state, its political subdivisions, agencies, authorities, and corporations. Municipal Securities issued by or on behalf of the State of California, its subdivisions, agencies or authorities are referred to herein as "California Municipal Securities."

         Municipal Securities that the Schwab Long-Term Tax-Free Bond Fund and the Schwab Short/Intermediate Tax-Free Bond Fund (the "Municipal Bond Funds") may purchase, and California Municipal Securities that the Schwab California Long-Term Tax-Free Bond Fund and the Schwab California Short/Intermediate Tax-Free Bond Fund (the "California Municipal Bond Funds") may purchase include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

         Municipal Securities include securities issued to finance various private activities, including certain types of private activity bonds ("industrial development bonds" under prior law). These securities may be issued by or on behalf of public authorities to obtain funds to provide certain privately owned or operated facilities. The Municipal Bond Funds and the California Municipal Bond Funds may not be desirable investments for "substantial users" of facilities financed by private activity bonds or industrial development bonds or for "related persons" of substantial users for whom dividends attributable to interest on such bonds may not be tax-exempt. Shareholders should consult their own tax advisers regarding the potential effect on them (if any) of any investment in these Funds.

         Municipal Securities generally are classified as "general obligation" or "revenue." General obligation notes are secured by the issuer's pledge of its full credit and taxing power for the payment of principal and interest. Revenue notes are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Private activity bonds and industrial development bonds that are Municipal Securities are in most cases revenue bonds and generally do not constitute the pledge of the credit of the issuer of such bonds.

         Examples of Municipal Securities that are issued with original maturities of one year or less are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds and tax-free commercial paper. Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by "Fannie Mae"

(the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association) at the end of the project construction period. Pre-refunded municipal bonds are bonds that are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. The Municipal Bond Funds and the California Municipal Bond Funds may purchase other Municipal Securities similar to the foregoing, which are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

         The federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

         Litigation challenging the validity under the state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which ultimately could affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.


                                 RISK FACTORS:
                        CALIFORNIA MUNICIPAL SECURITIES

         In addition to general economic pressures which affect the State of California's ability to raise revenues to meet its financial obligations, certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could also result in the adverse effects described below. The following information is only a brief summary, is not a complete description and is based on information drawn from official statements and prospectuses relating to securities offerings of the State of California that have come to the attention of the Trust and were available before the date of this Statement of Additional Information. The Trust has not independently verified the accuracy and completeness of the information contained in those statements and prospectuses.

         As used in this section, "California Municipal Securities" includes issues that are secured by a direct payment obligation of the State and obligations of issuers that rely in whole or in part on State revenues for payment of their obligations. Property tax revenues and part of the State's General Fund surplus are distributed to counties, cities and their various taxing entities; whether and to what extent a portion of the State's

General Fund will be distributed in the future to them is unclear.

         Overview. From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930's. Construction, manufacturing (especially aerospace), exports and financial services, among others, all have been severely affected. Job losses were the worst of any post-war recession. While a steady recovery has been underway since 1994, pre-recession employment levels are not expected to be reached until later in the decade.

         The recession seriously affected State tax revenues and caused an increase in expenditures for health and welfare programs. As a result, the State has experienced recurring budget deficits. The State Controller reports that expenditures exceeded revenues for four of the five fiscal years ending with 1991-1992. Revenue and expenditures essentially were equal in 1992-1993; the State's accumulated budget deficit approached $2.8 billion at its peak at June 30, 1993. A further consequence of the large budget imbalances has been that the State depleted its available cash resources and has had to use a series of external borrowings to meet its cash needs.

         As a result of the deterioration in the State's budget and cash situation, the State's credit ratings have been reduced. Since October 1992, all three major nationally recognized statistical rating organizations have lowered the State's general obligation bond rating from the highest ranking of "AAA" to "A" by Standard and Poor's Corporation, "A1" by Moody's Investors Service, Inc. and "A" by Fitch Investors Service, Inc.

         State Appropriations Limit.   Subject to certain exceptions, the State
is subject to an annual appropriations limit imposed by its Constitution on "proceeds of taxes." Various expenditures, including but not limited to debt service on certain bonds and appropriations for qualified capital outlay projects, are not included in the appropriations limit.

                             1994-1995 FISCAL YEAR

         Revenues. The 1994-1995 Budget Act projected General Fund revenues and transfers in 1994-1995 of $41.9 billion, or about $2.1 billion more than 1993-1994, as revised. This projection included the receipt of approximately $760 million in new federal aid to reimburse the State for certain costs related to refugees and undocumented foreign immigrants. The State Department of Finance's analysis of the federal 1995 budget indicates, however, that only about $98 million of this amount was appropriated for California, and that about $33 million of this amount would be received during 1994-1995 with the balance to be received during 1995-1996. The 1994-1995 Budget Act also projected Special Fund revenues of $12.1 billion, a decrease of 2.4% from 1993-1994.

         Expenditures. The 1994-1995 Budget Act projected General Fund expenditures of $40.9 billion (a 1.6% increase from projected 1993-1994 expenditures), in order to keep a balanced budget which pays off the accumulated deficit, within available revenues. The 1994-1995 Budget Act also projected Special Fund expenditures of $12.3 billion, a 4.7% decrease from 1993-1994. The 1994-1995 Budget Act balanced the budget with a number of major adjustments, including the receipt of about $1.1 billion from the federal government for health and welfare costs and an increase of about $526 million in Proposition 98 General Fund support for K-14 schools.

         Cash resources at the beginning of the 1994-1995 fiscal year were insufficient to meet all obligations without external borrowing, such as occurred in 1992. The 1994-1995 Budget Act assumed that the State would use a cash flow borrowing program in 1994-1995 which combined one-year notes and two-year warrants, which have now been issued. Issuance of the warrants allows the State to defer repayment of about $1 billion of its accumulated budget deficit into 1995-1996. Additional legislation was passed with the 1994-1995 Budget Act designed to ensure that the warrants will be repaid in the 1995-1996 fiscal year.

                             1995-1996 FISCAL YEAR

         The 1995-1996 Budget Act was enacted on August 3, 1995, 34 days after the start of the fiscal year. The 1995-1996 Budget Act contains a reforecast of revenues and expenditures for 1994-1995, which estimates that General Fund revenues and transfers will increase from the 1994-1995 Budget Act estimate of $41.9 billion to about $42.2 billion, but also estimates that General Fund expenditures will increase to $41.7 billion from the 1994-1995 Budget Act estimate of $40.9 billion.

         Revenues. The 1995-1996 Budget Act projects General Fund revenues and transfers of $44.1 billion, a 3.5% increase from 1994-1995. The 1995-1996 Budget Act projects that the General Fund will end the 1995-1996 fiscal year with a slight surplus at June 30, 1996, and that all of the accumulated budget deficits will have been repaid. Principal features of the 1995-1996 Budget Act include an increase in Proposition 98 funding for K-14 schools of about $1.2 billion, reductions in health and welfare costs of about $900 million (about $500 million of which depends upon federal legislative approval), and receipt of an additional $473 million in federal aid for costs of illegal immigrants (above commitments already made by the federal government). Special Fund revenues are estimated at $12.7 billion.

         Expenditures. The 1995-1996 Budget Act projects General Fund expenditures of $43.4 billion, a 4% increase from 1994-1995. Special Fund expenditures of $13 billion have been appropriated.

         The foregoing discussions of the 1994-1995 and 1995-1996 Budgets are based upon the Budget Acts for these years, and should not be construed as a statement of fact. The assumptions used to construct a budget, which include estimates and projections of revenues and expenditures, may be affected by numerous factors, including future economic conditions in the State and the

Nation.  There can be no assurances that any estimates will be achieved.

                             ISSUES AFFECTING LOCAL
                       GOVERNMENTS AND SPECIAL DISTRICTS
         Proposition 13.  Certain California Municipal Securities may be
obligations of issuers that rely in whole or in part on ad valorem real property taxes as a source of revenue. In 1978, California voters approved Proposition 13, which limits ad valorem taxes on real property and restricts the ability of taxing entities to increase property tax and other tax revenues.

         With certain exceptions, the maximum ad valorem tax on real property is limited to 1% of the full cash value to be collected by the counties and apportioned according to law. One exception is for debt service on bonded indebtedness if such is approved by two-thirds of the votes cast by voters voting on the proposition. The full cash value may be adjusted annually to reflect inflation at a rate not to exceed 2% per year, or reduction in the consumer price index or comparable local data, or reduced in the event of declining property value caused by substantial damage, destruction or other factors, or adjusted when there is a "change in ownership" or "new construction."

         Proposition 62. This initiative, approved by voters in 1986, placed further restrictions on the ability of local governments to raise taxes and allocate approved tax revenues. Although some of the California Courts of Appeal held that parts of Proposition 62 were unconstitutional, the California Supreme Court recently issued a decision that upheld Proposition 62's requirement that special taxes be approved by a two-thirds vote of the voters voting in an election on the issue. This recent decision may invalidate other taxes that have been imposed by local governments in California and make it more difficult for local governments to raise taxes.

         Propositions 98 and 111. These initiatives changed the State appropriations limit and State funding of public education below the university level by guaranteeing K-14 schools a minimum share of General Fund revenues. The initiatives require that the State establish a prudent state reserve fund for public education.

         Appropriations Limit. Local governmental entities are also subject to annual appropriations limits. If a local government's revenues in any year exceed the amount permitted to be spent, the excess must be returned to the public through a revision of tax rates or fee schedules over the following two years.

         Conclusion. The effect of these constitutional and statutory changes and of budget developments on the ability of California issuers to pay interest and principal on their obligations remains unclear, and may depend on whether a particular bond is a general obligation or limited obligation bond (limited obligation bonds being generally less affected). There is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in December 1994, Orange

County filed for bankruptcy. The California Municipal Bond Funds' concentration in California Municipal Securities provides a greater level of risk than a fund that is diversified across numerous states and municipal entities.

                               ADDITIONAL ISSUES

         Mortgages and Deeds of Trust. The California Municipal Bond Funds may invest in issues which are secured in whole or in part by mortgages or deeds of trust on real property. California law limits the remedies of a creditor secured by a mortgage or deed of trust, which may result in delays in the flow of revenues to an issuer.

         Lease Financings. Some local governments and districts finance certain activities through lease arrangements. It is uncertain whether such lease financings are debt that require voter approval.

         Seismic Risk.   It is impossible to predict the time, magnitude or
location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck Los Angeles, causing significant damage to structures and facilities in a four county area. The possibility exists that another such earthquake could create a major dislocation of the California economy.

                            CERTIFICATES OF DEPOSIT
                            AND BANKERS' ACCEPTANCES

         Certificates of deposit are certificates issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. Bankers' acceptances are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. A Fund will only invest in certificates of deposit and bankers' acceptances of banks having capital, surplus and undivided profits in excess of $100 million.

                                COMMERCIAL PAPER

         Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The Funds will only invest in commercial paper that at the time of purchase is rated Prime-1 or Prime-2 by Moody's Investors Service ("Moody's"), A-1 or A-2 by Standard and Poor's Corporation ("S&P"), "Duff 2" or higher by Duff & Phelps Credit Rating Co. ("Duff"), or "F2" or higher by Fitch Investors Services, Inc. ("Fitch") or if unrated by Moody's, S&P, Duff or Fitch, is determined by the Investment Manager, using guidelines approved by the Board of Trustees, to be at least equal in quality to one or more of the above ratings.

                             REPURCHASE AGREEMENTS

         Repurchase agreements are instruments under which a buyer acquires ownership of a security from a seller that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the buyer's holding period.

Any repurchase agreements entered into by a Fund will involve the Fund as the buyer and banks or broker-dealers as sellers (repurchase agreements with broker-dealers will be limited to obligations of the U.S. Government, its agencies or instrumentalities), and will be fully collateralized and marked to market on a daily basis.

         In the event of a bankruptcy or other default of a repurchase agreement's seller, a Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. A Fund will not invest more than 10% of its total assets at the time of purchase in repurchase agreements maturing in more than seven days and other illiquid securities.

                               PORTFOLIO MATURITY

         From time to time, the California Municipal Bond Funds, the Municipal Bond Funds and the Government Bond Funds may compare their average portfolio maturities with the average portfolio maturities of other mutual funds having similar investment objectives.

                          PORTFOLIO SECURITIES LENDING

         Loans of portfolio securities made by any Fund will be fully collateralized and will be marked to market daily.

                         FUTURES AND OPTIONS CONTRACTS,
                        EQUITY INDEX PARTICIPATIONS AND
                         INDEX PARTICIPATION CONTRACTS

         The Schwab Short/Intermediate Government Bond Fund and the Schwab Long-Term Government Fund (the "Government Bond Funds") and the Schwab 1000 Fund(R) (for purposes of this sub-section only, each a "Fund" and, together, the "Funds") may buy and sell futures contracts on securities and any index comprised of securities in which it may invest, option contracts on securities, indexes and futures contracts, equity index participations, and index participation contracts.

         In a securities futures contract one party agrees to make, and the other agrees to take, delivery of a specific amount of a specific security at a specified time and price. Under a securities index futures contract, the parties agree to make or take delivery of an amount of cash equal to a specific dollar amount times the difference between the value of an agreed-upon securities index at the end of the contract period and its value at the time the agreement was originally made. Futures contracts are commonly "closed out" prior to the end of the contract period by entering into an offsetting transaction in a corresponding futures contract.

         Options on indexes are similar to options on securities except that, rather than representing the right to take or make delivery of a security at a specified exercise price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is "in the money." This amount of cash is equal to the difference between the closing level of the index and the exercise price of the option, expressed in dollars times a specified multiple. Unlike securities options, all settlements are in cash, and gain or loss depends on price movements in the group of securities comprising the index rather than price movements of individual securities.

         Index participations and index participation contracts provide the equivalent of a position in the securities comprising an index, with each security's representation equaling its index weighting. Moreover, their holders are entitled to payments equal to the dividends paid by the underlying index securities. Generally, the value of an index participation or index participation contract will rise and fall along with the value of the related index. A Fund will invest in equity index participations and index participation contracts only if a liquid market for them appears to exist.

         When buying or selling futures contracts, a Fund must deposit an amount of cash, cash equivalents, or high quality debt instruments with its broker equal to a fraction of the contract amount. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract, which will be returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, known as "variation margin," will be made at least daily as the price of the futures contract fluctuates, and the Fund's position in the contract becomes more or less valuable, a process known as "marking-to-market."

         Regulations of the Commodities Futures Trading Commission ("CFTC") applicable to the Funds generally require that all of their futures transactions constitute "bona fide" hedging transactions. As a result, a Fund will normally sell futures contracts to protect against a decrease in the price of securities it owns but intends to sell, or purchase futures contracts to protect against an increase in the price of securities it intends to purchase. In addition, the Funds may purchase and sell futures contracts and options as a substitute for a comparable market position in the underlying securities. Futures transactions need not constitute "bona fide" hedging under CFTC regulations if the aggregate initial margin and premiums required to establish such positions do not exceed 5% of each Fund's net assets.

         Risks Involved in Futures and Options Transactions. Futures and options transactions involve risks which, in some strategies, can be substantial, due to the low margin deposits required and the extremely high degree of leverage involved in futures and options trading. However, to the extent the Funds' futures and options practices are limited to hedging purposes, the Investment Manager does not believe that the Funds are subject to the degree of risk frequently associated with futures and options transactions. To the extent the Funds engage in the use of futures and options on futures other than for hedging purposes, the Funds may be subject to additional risk.

         Three principal areas of risk are present when futures and options contracts are used even in a hedging context. First, there may not always be a liquid secondary market for a futures or option contract at the time when a Fund seeks to "close out" its position. If a Fund were unable to "close out" a futures or option position, and if prices moved adversely, the Fund would have to continue to make daily cash payments to maintain its required margin, and if the Fund had insufficient cash to meet this requirement, it might have to sell portfolio securities at a disadvantageous time. In addition, the Fund might be required to deliver the securities underlying futures or options contracts it holds. Each Fund will seek to reduce the risk that it will be unable to "close out" contracts by only entering into futures or options contracts that are traded on national exchanges and for which there appears to be a liquid secondary market.

         It is also possible that changes in the prices of futures or options contracts might correlate imperfectly, or not at all, with changes in the market values of the securities being hedged. This situation could result from price distortions in the futures or options markets due to, among other things, active trading by speculators and use of offsetting "closing" transactions by other investors seeking to avoid meeting additional margin deposit requirements. In the event of significant market distortions, it is possible that a Fund could lose money on futures or options contracts and experience appreciation in the value of its portfolio securities, or vice versa.

         Finally, adverse market movements could cause a Fund to lose up to its full investment in an options contract and/or to experience substantial losses on an investment in a futures contract. However, barring the just referenced significant market distortions, a similar result could be expected were the Fund to invest directly in the securities being hedged. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option.

         The extent to which each Fund may purchase and sell futures, options, equity index participations and index participation contracts may be limited by the fact that each Fund intends to meet Internal Revenue Code of 1986 (the "Code") requirements for qualification as a regulated investment company. See "Federal Income Tax."

                            INVESTMENT RESTRICTIONS

         Except as otherwise noted, the restrictions below are fundamental and cannot be changed without approval of the holders of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940, as amended, hereinafter the "1940 Act") of the Fund to which they apply. A Fund may not:

         1) As to 75% of its assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer, except that, with respect to the Schwab California Long-Term Tax-Free Bond Fund, provided that no more than 25% of the Fund's total assets would be invested in the securities of a single issuer, up to 50% of the Fund's total assets may be invested without regard to this 5% limitation; and, provided further, that, with respect to the Municipal Bond Funds and the Schwab California Short/Intermediate Tax-Free Bond Fund and as a matter of non-fundamental policy that may be changed by the Board of Trustees, so long as no more than 25% of the Fund's total assets would be invested in the securities of a single issuer, up to 50% of the Fund's total assets may be invested without regard to the 5% limitation set forth above.

         2) Purchase securities (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry (except, with respect to the Schwab 1000 Fund(R), to the extent that the Schwab 1000 Index(R) is also so concentrated). Securities issued by governments or political subdivisions or authorities of governments are not considered to be securities subject to this industry concentration restriction.

         3) Invest more than 10% of the total value of its assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.

         4) Purchase or retain securities of an issuer if any of the officers, trustees or directors of the Trust or the Investment Manager individually own beneficially more than 1/2 of 1% of the securities of such issuer and together beneficially own more than 5% of the securities of such issuer.

         5) Purchase or sell commodities or real estate, including interests in real estate limited partnerships, provided that each Fund may (i) purchase securities of companies that deal in real estate or interests therein, and (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts.

         6) Invest for the purpose of exercising control or management of another issuer.

         7) Purchase securities of other investment companies, except as permitted by the 1940 Act.

         8) Lend money to any person, except that each Fund may (i) purchase a portion of an issue of short-term debt securities or similar obligations (including repurchase agreements) that are publicly distributed or customarily purchased by institutional investors, and (ii) lend its portfolio securities.

         9) Borrow money except from banks as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes and then only in an amount not to exceed one-third of the value of its total assets (including the amount borrowed), provided that the Fund will not purchase securities while borrowings represent more than 5% of its total assets.

        10) Pledge, mortgage or hypothecate any of its assets except that to secure allowable borrowings, each Fund may do so with respect to no more than one-third of the value of its total assets (10% with respect to the Municipal Bond Funds and the Schwab California Long-Term Tax-Free Bond Fund).

        11) Underwrite securities issued by others except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of securities from its investment portfolio.

         In order to permit the sale of shares of each Fund in certain jurisdictions, each Fund may make commitments more restrictive than the fundamental operating restrictions described above. Should it do so and later determine that any such commitment is no longer in the best interests of the Fund and its shareholders, it will revoke the commitment(s) by terminating sales of its shares in the jurisdiction(s) involved.

         The following restrictions are non-fundamental and may be changed by the Trust's Board of Trustees. Each of the Funds may not:

        12) Purchase more than 10% of any class of securities of any issuer if, as a result of such purchase, it would own more than 10% of such issuer's outstanding voting securities.

        13) Invest more than 5% of its total assets in securities of issuers (other than obligations of, or guaranteed by the United States Government, its agencies or instrumentalities) that with their predecessors have a record of less than three years continuous operation.

        14) Purchase securities that would cause more than 5% of its net assets to be invested in restricted securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined to be liquid under procedures adopted by the Trust's Board of Trustees based upon the trading markets for the securities.

        15) Invest more than 5% of its net assets in warrants, valued at the lower of cost or market, and no more than 40% of this 5% may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange, provided, however, that for purposes of this restriction, warrants acquired by a Fund in units or attached to other securities are deemed to be without value.

        16) Purchase puts, calls, straddles, spreads or any combination thereof if by reason of such purchase the value of its aggregate investment in such securities would exceed 5% of the Fund's total assets.

        17)      Make short sales, except for short sales against the box.

        18) Purchase or sell interests in oil, gas or other mineral development programs or leases, although it may invest in companies that own or invest in such interests or leases.

        19) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities.

        20) Purchase securities the income of which is subject to the Federal Alternative Minimum Tax (AMT) if, by reason of such purchase, the total income earned by such securities would exceed 20% of all income earned by the Fund.

         The Schwab Long-Term Tax-Free Bond Fund and the Schwab California Long-Term Tax-Free Bond Fund each may be invested in long-term bonds, and in obligations of any maturity, although their dollar weighted maturities under normal market conditions will be 10 years or longer.

                            MANAGEMENT OF THE TRUST

         OFFICERS AND TRUSTEES. The officers and trustees of the Trust, their principal occupations over the past five years and their affiliations, if any, with The Charles Schwab Corporation, Schwab, and Charles Schwab Investment Management, Inc., are as follows:

                                 POSITION WITH
  NAME/BIRTHDAY                  THE TRUST                  PRINCIPAL OCCUPATION
 --------------                  -------------              --------------------
  CHARLES R. SCHWAB*             Chairman and Trustee       Founder, Chairman, Chief Executive Officer and
  July 29, 1937                                             Director, The Charles Schwab Corporation; Founder,
                                                            Chairman and Director, Charles Schwab & Co., Inc. and
                                                            Charles Schwab Investment Management, Inc.; Chairman
                                                            and Director, The Charles Schwab Trust Company;
                                                            Director, Mayer & Schweitzer, Inc. (a securities
                                                            brokerage subsidiary of The Charles Schwab
                                                            Corporation); Director, The Gap, Inc. (a clothing
                                                            retailer), Transamerica Corporation (a financial
                                                            services organization) and AirTouch Communications (a
                                                            telecommunications company).

  TIMOTHY F. McCARTHY**          President and Trustee      Executive Vice President - Mutual Funds, Charles
  September 19, 1951                                        Schwab & Co., Inc. and The Charles Schwab
                                                            Corporation; Chief Executive Officer, Charles Schwab
                                                            Investment Management, Inc. From 1994-1995, Mr.
                                                            McCarthy was Chief Executive Officer, Jardine Fleming
                                                            Unit Trusts Ltd.; Executive Director, Jardine Fleming
                                                            Holdings Ltd.; Chairman, Jardine Fleming Taiwan
                                                            Securities Ltd.; and Director of JF India and Fleming
                                                            Flagship, Europe.  Prior to 1994, he was President of
                                                            Fidelity Investments Advisor Group, a division of
                                                            Fidelity Investments in Boston.

  DONALD F. DORWARD               Trustee                   President and Chief Executive Officer, Dorward &
  September 23, 1931                                        Associates (advertising and marketing/consulting).

  ROBERT G. HOLMES                Trustee                   Chairman, Chief Executive Officer and Director,
  May 15, 1931                                              Semloh Financial, Inc. (international financial
                                                            services).
  DONALD R. STEPHENS              Trustee                   Managing Partner, D.R. Stephens & Co. (real estate
  June 28, 1938                                             investment).  Prior to 1993, Mr. Stephens was


__________________________________
           *Mr. Schwab is an "interested person" of the Trust.
     **Mr. McCarthy is an "interested person" of the Trust.

                                 POSITION WITH
  NAME/BIRTHDAY                  THE TRUST                  PRINCIPAL OCCUPATION
  -------------                  ------------               --------------------
                                                            Chairman and Chief Executive Officer of the Bank of
                                                            San Francisco.

  MICHAEL W. WILSEY              Trustee                    Chairman, Chief Executive Officer and Director,
  August 18, 1943                                           Wilsey Bennett, Inc. (truck and air transportation,
                                                            real estate investment and management, and
                                                            investments).

  A. JOHN GAMBS                  Treasurer and Principal    Executive Vice President - Finance and Chief
  November 16, 1945              Financial Officer          Financial Officer, The Charles Schwab Corporation;
                                                            Executive Vice President, Chief Financial Officer and
                                                            Director, Charles Schwab & Co., Inc.; Chief Financial
                                                            Officer and Director, Charles Schwab Investment
                                                            Management, Inc.; and Chief Financial Officer, The
                                                            Charles Schwab Trust Company.

  WILLIAM J. KLIPP*              Senior Vice President,     Senior Vice President, Charles Schwab & Co., Inc.;
  December 9, 1955               Chief Operating Officer    President and Chief Operating Officer, Charles Schwab
                                 and Trustee                Investment Management, Inc.  Prior to 1993, Mr. Klipp
                                                            was Treasurer of Charles Schwab & Co., Inc. and Mayer
                                                            & Schweitzer, Inc.  Prior to 1990, he was Vice
                                                            President, Director Funding, Merrill Lynch & Co.,
                                                            Inc.

  STEPHEN B. WARD                Senior Vice President      Senior Vice President and Chief Investment
  April 5, 1955                  & Chief Investment         Officer, Charles Schwab Investment Management, Inc.
                                 Officer                    Prior to 1991, Mr. Ward was Vice President and
                                                            Portfolio Manager for Federated Investors.

  FRANCES COLE                   Secretary                  Vice President, Chief Counsel and Compliance Officer,
  September 9, 1955                                         and Assistant Corporate Secretary, Charles Schwab
                                                            Investment Management, Inc.  Prior to 1991, Ms. Cole
                                                            was Senior Counsel for Equitec Securities Company.

  PAMELA E. HERLICH              Assistant Secretary        Assistant Corporate Secretary, The Charles Schwab
  August 19, 1953                                           Corporation and Charles Schwab & Co., Inc.; Corporate
                                                            Secretary, Charles Schwab Investment Management, Inc.
                                                            and Mayer & Schweitzer, Inc.  Prior to 1993, Ms.
                                                            Herlich was Assistant Corporate Secretary for Mayer &
                                                            Schweitzer, Inc.  Prior to November 1995, she was
                                                            Corporate Secretary of The Charles Schwab Trust
                                                            Company.

  DAVID H. LUI                   Assistant Secretary        Vice President and Senior Counsel - Charles Schwab
  October 14, 1960                                          Investment Management, Inc.  From 1991 to 1992, he
                                                            was Assistant Secretary and Assistant Corporate
                                                            Counsel for the Franklin Group of Mutual Funds.
                                                            Prior to 1991, he was an Associate of Thelen, Marrin,




__________________________________
          *Mr. Klipp is an "interested person" of the Trust.

                                 POSITION WITH
  NAME/BIRTHDAY                  THE TRUST                  PRINCIPAL OCCUPATION
  -------------                  -------------              --------------------
                                                            Johnson & Bridges (a San Francisco law firm).

  CHRISTINA M. PERRINO           Assistant Secretary        Vice President and Senior Counsel - Charles Schwab
  June 16, 1961                                             Investment Management, Inc.  Prior to 1994, she was
                                                            Counsel and Assistant Secretary for North American
                                                            Security Life Insurance Company and Secretary for
                                                            North American Funds.


         Each of the above-referenced Officers and/or Trustees also serves in the same capacity as described for the Trust for The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Annuity Portfolios, and Schwab Advantage Trust (which has not yet commenced operations). The address of each individual listed above is 101 Montgomery Street, San Francisco, California 94104.

                            COMPENSATION TABLE(1)

                                                   Pension or
                                                   Retirement         Estimated Annual
                                                Benefits Accrued       Benefits Upon
                              Aggregate         as Part of Fund       Retirement from           Total
 Name of Person,            Compensation        Expenses from the        the Fund         Compensation from
     Position              from the Trust        Fund Complex(2)        Complex(2)       the Fund Complex(2)
 ---------------           --------------       -----------------    ----------------     ------------------
 Charles R. Schwab,                0                   N/A                  N/A                   0
 Chairman and Trustee

 Timothy F. McCarthy ,             0                   N/A                  N/A                   0
 President and Trustee

 William J. Klipp,                 0                   N/A                  N/A                   0
 Sr. Vice President,
 Chief Operating
 Officer, and Trustee

 Donald F. Dorward,             16,000                 N/A                  N/A                 71,750
 Trustee

 Robert G. Holmes,              16,000                 N/A                  N/A                 71,750
 Trustee

 Donald R. Stephens,            16,000                 N/A                  N/A                 71,750
 Trustee

                                                   Pension or
                                                   Retirement         Estimated Annual
                                                Benefits Accrued       Benefits Upon
                              Aggregate         as Part of Fund       Retirement from           Total
 Name of Person,            Compensation        Expenses from the        the Fund         Compensation from
     Position              from the Trust        Fund Complex(2)        Complex(2)       the Fund Complex(2)
 ---------------           --------------       -----------------    ----------------     ------------------
Michael W. Wilsey,             16,000                 N/A                  N/A                 71,750
Trustee

         1.      Figures are for the Trust's fiscal year ended August 31, 1995.
         2. "Fund Complex" comprises all 22 funds of the Trust, The Charles Schwab Family of Funds, Schwab Capital Trust, and Schwab Annuity Portfolios.
                 ___________________________________________

                       TRUSTEE DEFERRED COMPENSATION PLAN

         Pursuant to exemptive relief received by the Trust from the Securities and Exchange Commission (the "SEC"), the Trust may enter into deferred fee arrangements (the "Fee Deferral Plan" or the "Plan") with the Trust's trustees who are not "interested persons" of any of the Funds of the Trust (the "Independent Trustees" or the "Trustees").

         As of the date of this Statement of Additional Information, none of the Independent Trustees has elected to participate in the Fee Deferral Plan. In the event an Independent Trustee does elect to participate in the Plan, the Plan would operate as described below.

         Under the Plan, deferred Trustee's fees will be credited to a book reserve account established by the Trust (the "Deferred Fee Account"), as of the date such fees would have been paid to such Trustee. The value of the Deferred Fee Account as of any date will be equal to the value the Account would have had as of that date if the amounts credited to the Account had been invested and reinvested in the securities of the SchwabFund or SchwabFunds(R) selected by the participating Trustee (the "Selected SchwabFund Securities"). SchwabFunds include the series or classes of shares of beneficial interest of the Trust, The Charles Schwab Family of Funds, Schwab Capital Trust, and Schwab Annuity Portfolios.

         Pursuant to the exemptive relief granted to the Trust, each Fund will purchase and maintain the Selected SchwabFund Securities in an amount equal to the deemed investments in that Fund of the Deferred Fee Accounts of the Independent Trustees. The exemptive relief granted to the Trust permits the Funds and the Trustees to purchase the Selected SchwabFund(R) Securities, which transactions would otherwise be limited or prohibited by the investment policies and/or restrictions of the Funds. See "Investment Restrictions."

                               INVESTMENT MANAGER

         Charles Schwab Investment Management, Inc., a wholly-owned subsidiary of The Charles Schwab Corporation, serves as the Funds' investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (the "Advisory Agreement") between it and the Trust. The Investment Manager is registered as an investment adviser under the 1940 Act, and currently provides investment management services to the SchwabFunds, a family of 21 mutual funds with over $31 billion in assets as December 15, 1995. The Investment Manager is an affiliate of Schwab, the Trust's distributor and shareholder services and transfer agent. The Advisory Agreement will continue in effect for each Fund until February 23, 1996, and thereafter will continue for one year terms subject to annual approval by (1) the Trust's Board of Trustees or (2) a vote of the majority (as defined in the 1940 Act) of the outstanding voting securities of a Fund. In either event, the continuance must also be approved by a majority of the Trust's Board of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time upon 60 days notice by either party, or by a majority vote of the outstanding shares of each Fund, and will terminate automatically upon assignment.

         For its advisory and administrative services to the Schwab 1000 Fund(R), the Investment Manager is entitled to receive an annual graduated fee, payable monthly, of 0.30% of the Fund's average daily net assets not in excess of $500 million, and 0.22% of such assets over $500 million. For its advisory and administrative services to the Government Bond Funds, the Municipal Bond Funds and the California Municipal Bond Funds, the Investment Manager is entitled to receive an annual fee, payable monthly, of 0.41% of each Fund's average daily net assets.

         The Investment Manager and Schwab have guaranteed that, through at least April 30, 1996, the total fund operating expenses for the Schwab 1000 Fund, the Schwab Short/Intermediate Government Bond Fund, the Schwab Long-Term Tax-Free Bond Fund, the Schwab Short/Intermediate Tax-Free Bond Fund, the Schwab California Long-Term Tax-Free Bond Fund, and the Schwab California Short/Intermediate Tax-Free Bond Fund will not exceed 0.49%. The Investment Manager and Schwab have also guaranteed that through April 30, 1996, they will absorb all the operating expenses for the Schwab Long-Term Government Bond Fund.

         Schwab 1000 Fund. During the year ended December 31, 1992, the period ended August 31, 1993, the fiscal years ended August 31, 1994 and 1995, the investment advisory fees incurred by the Schwab 1000 Fund were $557,474 (fees were reduced by $240,228), $795,135 (fees were reduced by $109,899), $1,554,672
(no fees were reduced), and $1,640,000 (fees were reduced by $137,000), respectively.

         The Government Bond Funds. During the period from March 5, 1993 (commencement of operations) through August 31, 1993 and the fiscal years ended August 31, 1994 and 1995, the investment advisory fees incurred by the Schwab Long-Term Government Bond Fund were $198 (fees were reduced by $1,810), $0 (fees were reduced by $18,943), and $0 (fees were reduced $40,554), respectively.

         During the year ended December 31, 1992, the period ended August 31, 1993 and the fiscal years ended August 31, 1994 and 1995, the investment advisory fees incurred by the Schwab Short/Intermediate Government Bond Fund were $155,699 (fees were reduced by $525,328), $442,719 (fees were reduced by $255,414), $629,913 (fees were reduced by $363,412), and $439,000 (fees were reduced $232,000), respectively.

         The Municipal Bond Funds. During the period from September 11, 1992 (commencement of operations) to December 31, 1992, the period ended August 31, 1993, and the fiscal years ended August 31, 1994 and 1995, the investment advisory fees incurred by the Schwab Long-Term Tax-Free Bond Fund were $5,192 (fees were reduced by $24,668), $8,655 (fees were reduced by $105,957), $78,581 (fees were reduced by $116,810), and $89,000 (fees were reduced $80,000), respectively.

         During the period from April 21, 1993 (commencement of operations) through August 31, 1993, and the fiscal years ended August 31, 1994 and 1995, the investment advisory fees incurred by the Schwab Short/Intermediate Tax-Free Bond Fund were $4,743 (fees were reduced by $61,069), $91,945 (fees were reduced by $182,991), and $97,000 (fees were reduced $130,000), respectively.

         The California Municipal Bond Funds. During the period from February 24, 1992 (commencement of operations) to December 31, 1992, the period ended August 31, 1993, and the fiscal years ended August 31, 1994 and 1995, the investment advisory fees incurred by the Schwab California Long-Term Tax-Free Bond Fund were $25,689 (fees were reduced by $135,238), $198,060 (fees were reduced $114,265), $315,733 (fees were reduced by $182,153), and $245,000 (fees were reduced $130,000), respectively.

         During the fiscal period from April 21, 1993 (commencement of operations) through August 31, 1993, and the fiscal years ended August 31, 1994 and 1995, the investment advisory fees incurred by the Schwab California Short/Intermediate Tax-Free Bond Fund were $3,481 (fees were reduced by $44,520), $75,136 (fees were reduced by $139,229), and $77,000 (fees were reduced $94,000), respectively.

         Additional Information. The Advisory Agreement provides that the fees to be paid to the Investment Manager will be less than the amount that would cause the aggregate operating expenses of a Fund (excluding interest, taxes, net brokerage commissions and extraordinary expenses) in any year to exceed the most stringent limits prescribed by any state in which shares of the Fund are offered for sale. The most stringent current limit for such expenses is 2.5% of a fund's first $30 million of average net assets, 2.0% of a fund's next $70 million of average net assets and 1.5% of a fund's average net assets in excess of $100 million. PNC Bank, N.A., at the Airport Business Center, 200 Stevens Drive, Suite 440, Lester, Pennsylvania 19113, is the custodian for the Trust.

         From time to time, each Fund may compare its total operating expense ratio to the total operating expense ratio of other mutual funds or mutual fund averages as reported by Lipper Analytical Service, Inc., Morningstar, Inc. or other independent sources of such information ("independent sources").

                                  SUB-ADVISER

         Prior to June 1, 1995, Dimensional Fund Advisors Inc. ("Dimensional") served as the sub-adviser to the Schwab 1000 Fund(R). As of June 1, 1995, the Investment Manager became responsible for providing all investment advisory services to the Schwab 1000 Fund.

         Under the sub-advisory agreement then in effect between Dimensional and the Investment Manager and pursuant to Dimensional's expense reduction agreement, the Investment Manger paid Dimensional: $213,232 during the year ended December 31, 1992; $301,795 for the period ended August 31, 1993; $504,966 for the fiscal year ended August 31, 1994; and $436,034 for the fiscal year ended August 31, 1995.
                                  DISTRIBUTOR

         Pursuant to a Distribution Agreement, Schwab is the principal underwriter for shares of the Trust and is the Trust's agent for the purpose of the continuous offering of the Funds' shares. Each Fund pays the cost for the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplementary sales literature and advertising. Schwab receives no fee under the Distribution Agreement. Terms of continuation, termination and assignment under the Distribution Agreement are identical to those described above with respect to the Advisory Agreement.

                         CUSTODIAN AND FUND ACCOUNTANT

         PNC Bank, National Association, at the Airport Business Center, 200 Stevens Drive, Suite 440, Lester, Pennsylvania 19113, serves as Custodian for the Trust.

         PFPC, Inc., at 103 Bellevue Parkway Wilmington, Delaware 19809, serves as Fund Accountant for the Trust.

                            ACCOUNTANTS AND REPORTS
                                TO SHAREHOLDERS

         The Trust's independent accountants, Price Waterhouse LLP, audit and report on the annual financial statements of each series of the Trust and review certain regulatory reports and the

Trust's federal income tax return. Price Waterhouse LLP also performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust. Shareholders will be sent audited annual and unaudited semi-annual financial statements. The address of Price Waterhouse LLP is 555 California Street, San Francisco, California 94104.

                                 LEGAL COUNSEL

         Ropes & Gray, One Franklin Square, 1301 K Street, N.W., Suite 800 East, Washington, DC 20005, is counsel to the Trust.

                     PORTFOLIO TRANSACTIONS AND TURNOVER

                            PORTFOLIO TRANSACTIONS

         In effecting securities transactions for the Schwab 1000 Fund(R), the Investment Manager seeks to obtain best price and execution. Subject to the supervision of the Board of Trustees, the Investment Manager will generally select brokers and dealers for all of the Funds primarily on the basis of the quality and reliability of brokerage services, including execution capability and financial responsibility. In assessing these criteria, the Investment Manager will, among other things, monitor the performance of brokers effecting transactions for a Fund to determine the effect, if any, the Fund's transactions through those brokers have on the market prices of the stocks involved. This may be of particular importance for the Schwab 1000 Fund's investments in relatively smaller companies whose stocks are not as actively traded as those of their larger counterparts. The Schwab 1000 Fund will seek to buy and sell securities in a manner that causes the least possible fluctuation in the prices of those stocks in view of the size of the transactions.

         In an attempt to obtain best execution for the Schwab 1000 Fund, the Investment Manager may also place orders for NASDAQ/NMS stocks directly with market makers or with third market brokers, Instinet or brokers on an agency basis. Placing orders with third market brokers or through Instinet may enable the Schwab 1000 Fund to trade directly with other institutional holders on a net basis. At times, this may allow the Fund to trade larger blocks than would be possible trading through a single market maker.

         When the execution and price offered by two or more broker-dealers are comparable, the Investment Manager may, in its discretion, in agency transactions (and not principal transactions) utilize the services of broker-dealers that provide it with investment information and other research resources. Such resources may also be used by the Investment Manager when providing advisory services to other investment advisory clients, including mutual funds.

         In determining when and to what extent to use Schwab as its broker for executing orders for the Schwab 1000 Fund on securities exchanges, the Investment Manager will consider (if relevant) whether the compensation to be paid Schwab will be (i) fair and reasonable, (ii) at least as favorable to the Fund as commissions that would be charged by other qualified brokers having comparable execution capabilities, and (iii) at least as favorable as commissions contemporaneously charged by Schwab on comparable transactions for its most favored unaffiliated customers. The Fund does not consider it practicable or in the best interests of its shareholders to solicit competitive bids for commission rates on each transaction. However, the Board of Trustees, including a majority of the trustees who are not "interested persons" of Schwab within the meaning of the 1940 Act, (i) has prescribed procedures designated to provide that the Fund does not pay commissions that do not meet the standards described above, (ii) reviews those procedures annually to determine whether they remain adequate, and (iii) considers quarterly whether or not the commissions charged by Schwab have met the standards.

         Schwab's brokerage services to the Schwab 1000 Fund(R) are also subject to Rule 11a2-2(T) under the Securities Exchange Act of 1934, as amended. Rule 11a2-2(T) permits the Fund to use Schwab as a broker provided certain conditions are met. Among these requirements are that the floor brokerage element of portfolio transactions (that is, execution on the exchange floor or through use of exchange facilities) be performed by members of the exchange not associated with Schwab, that the orders to such members be transmitted from off the exchange floor and that neither Schwab nor an associated person of Schwab participates in the execution of the transaction after the order has been so transmitted. In connection with transactions in which Schwab acts as broker for the Schwab 1000 Fund, Schwab, while not permitted to perform floor brokerage (which is undertaken by members selected by Schwab who are not associated with that firm), still continues to bear principal responsibility for determining important elements of overall execution such as timing and order size, and also clears and settles such transactions. Schwab pays the fees charged by those persons performing the described floor brokerage elements. Schwab will not trade directly with the Funds in any transactions in which Schwab or an affiliate acts as principal.

         Brokerage Commissions. For the year ended December 31, 1992, the Schwab 1000 Fund paid no brokerage commissions. For the period ended August 31, 1993, and the fiscal years ended August 31, 1994 and 1995, the Schwab 1000 Fund paid brokerage commissions of $120,199, $50,000, and $118,000, respectively. Of these amounts, $111,528 (92.8% of the total amount), $42,000 (84% of the total amount), and $69,000 (58% of the total amount) were paid to Schwab, an affiliated person of the Fund. The Government Bond Funds, Municipal Bond Funds and California Municipal Bond Funds paid no brokerage commissions for each such Fund's last three periods, respectively.

                              PORTFOLIO TURNOVER

         For reporting purposes, each Fund's turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities owned by the Fund during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less ("short-term securities") are excluded. A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year.

         From time to time, each Fund may compare its portfolio turnover rate with that of other mutual funds as reported by independent sources.

         Schwab 1000 Fund. The Schwab 1000 Fund's portfolio turnover rates were 3% for the fiscal year ended August 31, 1994 and 2% for the fiscal year ended August 31, 1995.

         The Government Bond Funds. The portfolio turnover rates for the Schwab Long-Term Government Bond Fund for the fiscal years ended August 31, 1994 and 1995 were 123% and 240%, respectively. The portfolio turnover rates for the Schwab Short/Intermediate Government Bond Fund for the fiscal years ended August 31, 1994 and 1995 were 91% and 203%, respectively.

         The Municipal Bond Funds. The portfolio turnover rates for the Schwab Long-Term Tax-Free Bond for the fiscal years ended August 31, 1994 and 1995 were 62% and 70%, respectively. The portfolio turnover rates for the Schwab Short/Intermediate Tax-Free Bond Fund for the fiscal years ended August 31, 1994 and 1995 were 19% and 35%, respectively.

         The California Municipal Bond Funds. The portfolio turnover rates for the Schwab California Long-Term Tax-Free Bond Fund for the fiscal years ended August 31, 1994 and 1995 were 48% and 46%, respectively. The portfolio turnover rates for the Schwab California Short/Intermediate Tax-Free Bond Fund for the fiscal years ended August 31, 1994 and 1995 were 35% and 62%, respectively.

                                    TAXES

                              FEDERAL INCOME TAX

         It is the policy of each Fund to qualify for taxation as a "regulated investment company" by meeting the requirements of Subchapter M of the Code.
By following this policy, each Fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject.

         In order to qualify as a regulated investment company, each of the Funds must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stocks, securities or currencies; (2) derive less than 30% of its gross income from gains from the sale or other disposition of certain assets (including stocks and securities) held for less than three months; and (3) diversify its holdings so that at the end of each quarter of its taxable year (i) at least 50% of the market value of the Fund's total assets is represented by cash or cash items, United States Government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than United States Government securities or securities of any other regulated investment company) or of two or more issuers that the Fund controls, within the meaning of the Code, and that are engaged in the same, similar or related trades or businesses. These requirements may restrict the degree to which a Fund may engage in short-term trading and certain hedging transactions and may limit the range of a Fund's investments. If a Fund qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, which it distributes to shareholders, provided that the Fund meets certain minimum distribution requirements. To comply with these requirements, a Fund must distribute at least (a) 90% of its "investment company taxable income" (as that term is defined in the Code) and (b) 90% of the excess of its (i) tax-exempt interest income over (ii) certain deductions attributable to that income (with certain exceptions), for its taxable year. Each Fund intends to make sufficient distributions to shareholders to meet these requirements.

         The Code imposes a non-deductible excise tax on regulated investment companies that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year plus any undistributed amounts from prior years. For the foregoing purposes, a Fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. If the distributions during a calendar year were less than the required amount, the Fund would be subject to a non-deductible excise tax equal to 4% of the deficiency.

         The Funds' transactions in futures contracts and options and certain other investment and hedging activities of the Funds are subject to special tax rules. In a given case, these rules may accelerate income to a Fund, defer its losses, cause adjustments in the holding periods of the Fund's assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. Income earned as a result of these transactions would, in general, not be eligible for the corporate dividends received deduction when distributed to corporate shareholders. The Funds will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the Funds and their shareholders.

         Any dividends declared by the Funds in October, November or December to shareholders of record during those months and paid during the following January are treated, for tax purposes, as if they were received by each shareholder on December 31 of the year declared. A Fund may adjust its schedule for the reinvestment of distributions for the month of December to assist in complying with the reporting and minimum distribution requirements of the Code.

         A Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends paid to any shareholder (1) who fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) who is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; or (3) who fails to provide a certified statement that he or she is not subject to "backup withholding." This "backup withholding" is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

         The foregoing discussion relates only to federal income tax law as applicable to U.S. citizens or residents. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) generally are subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the Funds generally are not subject to U.S. taxation, unless the recipient is an individual who meets the Code's definition of "resident alien." Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the

United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above. Distributions by a Fund may also be subject to state, local and foreign taxes, and their treatment under applicable tax laws may differ from the federal income tax treatment.

                     SCHWAB LONG-TERM TAX-FREE BOND FUND,
                SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND,
               SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND,
         AND SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

         The Code permits a regulated investment company that invests at least 50% of its assets at the close of each quarter in Municipal Securities to pass through to its investors, on a tax-exempt basis, net Municipal Securities interest income. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Schwab Long-Term Tax-Free Bond Fund, Schwab Short/Intermediate Tax-Free Bond Fund, Schwab California Long-Term Tax-Free Bond Fund, and Schwab California Short/Intermediate Tax-Free Bond Fund and designated as an exempt-interest dividend in a written notice mailed to shareholders after the close of such Fund's taxable year, but not to exceed in the aggregate the net Municipal Securities interest income received by each such Fund during the taxable year. The percentage of the total dividends paid during any taxable year that is designated as exempt-interest dividends will be uniform throughout such year for all shareholders receiving dividends from each Fund during such year, and may differ from the percentage of exempt income actually received by a Fund during the period for which the Shares were held. If for any taxable year the Schwab Long-Term Tax-Free Bond Fund, Schwab Short/Intermediate Tax-Free Bond Fund, Schwab California Long-Term Tax-Free Bond Fund, or Schwab California Short/Intermediate Tax-Free Bond Fund does not qualify for the special federal tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders) when distributed, and Municipal Securities interest income, although not taxed to the Funds, would be taxable to shareholders. To the extent dividends paid to shareholders are derived from taxable interest or short-term or long-term capital gains, such dividends will be subject to federal income tax whether such dividends are paid in the form of cash or additional shares.

         A shareholder should consult his or her own tax adviser with respect to whether exempt-interest dividends would be excludable from gross income if the shareholder were treated as a "substantial user" of facilities financed by an obligation held by either Fund or a "related person" to such user under the Code. Any loss on the sale or exchange of any share held for 6 months or less will be disallowed to the extent of the amount of the exempt-interest dividend received with respect to such share. The U.S. Treasury Department is authorized to issue regulations reducing the period to not less than 31 days for certain regulated investment companies. No such regulations have been issued as of the date of this Statement of Additional Information.

         All or part of interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Fund will not be deductible by the shareholder. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness multiplied by the percentage of that Fund's total distributions (excluding distributions of the excess of net long-term capital gains over net short-term capital losses) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service, the purchase of shares of a Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of the shares.

         This discussion of federal income taxation presented above only summarizes some of the important federal tax considerations generally affecting purchasers of Fund shares. No attempt has been made to present a detailed explanation of the federal income tax treatment of a Fund and its shareholders, and the discussion is not intended as a substitute for careful tax planning. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisers regarding the consequences of investing in a Fund.

                           STATE OF CALIFORNIA TAXES

         With respect to each California Municipal Bond Fund, if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of obligations the interest on which is exempt from California personal income taxation under the Constitution or laws of California or of the United States ("California Exempt Obligations"), then the Fund will be qualified to pay dividends exempt from State of California personal income tax to its non-corporate shareholders (hereinafter referred to as "California exempt-interest dividends"). The California Municipal Bond Funds intend to qualify under the above requirement so that they can pay California exempt-interest dividends. If a California Municipal Bond Fund fails to so qualify, no part of its dividends will be exempt from State of California personal income tax.

         Not later than 60 days after the close of its taxable year, each California Municipal Bond Fund will notify each shareholder of the portion of the dividends paid by it to the shareholder with respect to such taxable year which is exempt from State of California personal income tax. The total amount of California exempt-interest dividends paid by a California Municipal Bond Fund to all of its shareholders with respect to any taxable year cannot exceed the amount of interest received by the Fund during such year on California Exempt Obligations, less any expenses or expenditures (including any expenditures attributable to the acquisition of additional securities for the California Municipal Bond Funds) that are deemed to have been paid from such interest. Dividends paid by the California Municipal Bond Funds in excess of this limitation will be subject to State of California personal income tax.
For purposes of this limitation, expenses or other expenditures paid during any year generally will be deemed to have been paid with funds attributable to interest received by the Fund from California Exempt Obligations for such year in the same ratio as such interest from California Exempt Obligations for such year bears to the total gross income earned by the Fund for the year. The effect of this accounting convention is that amounts of interest from California Exempt Obligations received by the California Municipal Bond Funds that would otherwise be available for distribution as California exempt-interest dividends will be reduced by the expenses and expenditures deemed to have been paid from such amounts.

         To the extent, if any, dividends paid to shareholders are derived from long-term and short-term capital gains, such dividends will not constitute California exempt-interest dividends. Rules similar to those regarding the treatment of such dividends for federal income tax purposes are also applicable for State of California personal income tax purposes. Moreover, interest on indebtedness incurred by a shareholder to purchase or carry shares of a California Municipal Bond Fund is not deductible for State of California personal income tax purposes if the Fund distributes California exempt-interest dividends to the shareholder during his or her taxable year.

         The foregoing is only a summary of some of the important State of California personal income tax considerations generally affecting the California Municipal Bond Funds and their shareholders. No attempt is made to present a detailed explanation of the State of California personal income tax treatment of the California Municipal Bond Funds or their shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portions of the California Municipal Bond Funds' dividends constituting California exempt-interest dividends are excludable from income for State of California personal income tax purposes only. Any dividends paid to shareholders of the California Municipal Bond Funds subject to State of California franchise or corporate income tax will be taxed as ordinary dividends to such shareholders, notwithstanding that all or a portion of such dividends are exempt from State of California personal income tax. Accordingly, potential investors in the California Municipal Bond Funds, including, in particular, corporate investors that may be subject to California franchise or corporate income tax, should consult their tax advisers with respect to the application of such tax to the receipt of the California Municipal Bond Funds' dividends and as to their own State of California tax situation, in general.

                            SHARE PRICE CALCULATION

         Each Fund's net asset value per share is determined each day the New York Stock Exchange is open for trading as of 4:00 p.m., Eastern time. Currently, the New York Stock Exchange is closed on the following holidays:
New Year's Day (observed), Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. From time to time, each Fund may report its net asset value per share over a specified
period.   Each Fund's net asset value, for the periods set forth, may be compared to net asset values for other mutual funds with similar investment objectives as reported by independent sources.


                            TOTAL RETURN AND YIELD

                           STANDARDIZED TOTAL RETURN

         Average annual total return for a period is determined by calculating the actual dollar amount of investment return on a $1,000 investment in the Fund made at the beginning of the period, then calculating the average annual compounded rate of return that would produce the same investment return on the $1,000 over the same period. In computing average annual total return, the Fund assumes the reinvestment of all distributions at net asset value on applicable reinvestment dates.


                                                                                  Average annual total return from
                                             Total return for the fiscal year     commencement of operations to
                                             ended August 31, 1995                August 31, 1995
                                             --------------------------------     --------------------------------
 Schwab 1000 Fund(R)                                       21.23%                               12.66%

 Schwab Long-Term Government Bond Fund                     13.03%                                6.01%
 Schwab Short/Intermediate Government                       6.61%                                5.78%
 Bond Fund

 Schwab Long-Term Tax-Free Bond Fund                        7.76%                                6.24%
 Schwab Short/Intermediate Tax-Free Bond                    6.23%                                4.43%
 Fund

 Schwab California Long-Term Tax-Free                       6.98%                                7.42%
 Bond Fund

 Schwab California Short/Intermediate                       6.17%                                4.23%
 Tax-Free Bond Fund

                          NONSTANDARDIZED TOTAL RETURN

         Nonstandardized total returns for a Fund differ from standardized total returns in that they relate to periods other than the period for standardized total return and/or that they represent aggregate (rather than average) total return.

         In addition, an after-tax total return for the Schwab 1000 Fund(R) may be calculated by taking the Fund's standardized or non-standardized total return and subtracting applicable Federal taxes from the portion of the
Fund's total return attributable to capital gain distributions and ordinary
income.   This after-tax total return may be compared to that of other mutual funds with similar investment objectives as reported by independent sources.

         In addition, the Schwab 1000 Fund may report the percentage of the Fund's standardized or non-standardized total return which would be paid in federal taxes annually (at the applicable federal personal income and capital gains tax rates) before redemption of Fund shares. This proportion may be compared to that of other mutual funds with similar investment objectives as reported by independent sources.

                                     YIELD

         A Fund's yield refers to the net investment income generated by a hypothetical investment in the Fund over a specific thirty day period. This net investment income is then annualized, which means that the net investment income generated during the 30-day period is assumed to be generated in each 30-day period over an annual period, and is shown as a percentage of the investment.

      Fund                                                                      30-day period ended August 31, 1995
      ----                                                                      ----------------------------------
      Schwab Long-Term Government Bond Fund                                                          6.91%

      Schwab Short/Intermediate Government Bond Fund                                                 5.66%

      Schwab Long-Term Tax-Free Bond Fund                                                            5.43%

      Schwab Short/Intermediate Tax-Free Bond Fund                                                   3.94%

      Schwab California Long-Term Tax-Free Bond Fund                                                 5.61%

      Schwab California Short/Intermediate Tax-Free Bond Fund                                        4.30%

                                EFFECTIVE YIELD

         A Fund's effective yield is calculated similarly, but the net investment income earned by the investment is assumed to be compounded monthly when annualized. The effective yield will be slightly higher than the yield due to this compounding effect.

                            TAX EQUIVALENT YIELD AND
                         TAX EQUIVALENT EFFECTIVE YIELD

         The tax equivalent yield of the Municipal Bond Funds and the California Municipal Bond Funds are calculated by dividing that portion of the applicable fund's yield (computed as described above) that is tax-exempt by an amount equal to one minus the applicable effective tax rate, and adding the result to that portion, if any, of the yield of the Fund that is not tax-exempt. For the Municipal Bond Funds, the maximum federal marginal rate of 39.6% is normally used; for the California Municipal Bond Funds, a combined rate of the maximum federal marginal rate of 39.6% and the California marginal rate of 11% is normally used.

                                                                                   Taxable equivalent yield
                                                                                   for 30-day period ended
                       Fund                                                        August 31, 1995
                       ----                                                        ------------------------
                       Schwab Long-Term Tax-Free Bond Fund                          8.99%

                       Schwab Short/Intermediate Tax-Free Bond Fund                 6.52%

                       Schwab California Long-Term Tax-Free Bond Fund              10.44%

                       Schwab California Short/Intermediate Tax-Free  Bond Fund     8.00%

         Tax equivalent effective yields are computed in the same manner as tax equivalent yields, except that effective yield is substituted for yield in the calculation. In calculating tax equivalent yields and effective yields the California Municipal Bond Funds generally assume an effective tax rate (combining the federal 39.6% rate and the California 11% rate, and assuming the taxpayer deducts California state taxes paid) of 46.24%. The effective tax rates used in determining such yields do not reflect the tax costs resulting from the full or partial loss of the benefits of personal exemptions, itemized deductions and California exemption credits that may result from the receipt of additional taxable income by taxpayers with adjusted gross incomes exceeding $117,950 (for joint returns) or $58,975 (for separate returns) for 1996.
Actual tax equivalent yields and tax equivalent effective yields may be higher for taxpayers subject to the loss of these benefits than the rates reported by the Funds.

                        TAX-EXEMPT VERSUS TAXABLE YIELD

         Investors may want to determine which investment, tax-exempt or taxable, will provide a higher after-tax return. To determine the tax equivalent yield, or tax equivalent effective yield, simply divide the yield or effective yield of the Municipal Bond Funds or the California Municipal Bond Funds by 1 minus your marginal federal tax rate (or combined state and federal tax rate in the case of the California Municipal Bond Funds). Note, however, that as discussed above full or partial loss by certain investors of the described federal tax benefits could cause the resulting figure to understate the after-tax return produced by the Fund in question.

         From time to time, each Fund may report on the dividends paid to shareholders over a specified period of time.

                      SCHWABFUNDS(R) INVESTMENT STRATEGIES

                 INDEXING AND THE SCHWAB 1000 INDEX(R) AND FUND

         The returns produced by the United States stock market during the 25 years ending December 31, 1994 have been exceeded by those of very few types of securities investments. Because the unmanaged performance of the U.S. stock market has often proven superior to that of many individually selected stock portfolios, a growing percentage of assets invested in the equity markets are being placed in "index" portfolios. Institutional investors often devote a substantial percentage of their assets to indexed strategies.

         The historical superiority of a long-term investment in a group of common stocks representative of the stock market as a whole is illustrated in the graph and table below. It may be seen that the cumulative 25 year total return of the Schwab 1000 Index significantly exceeds that of United States Treasury Bills (obligations which when issued have maturities of one year or less), and long-term Government Bonds (bonds issued by the United States Treasury which at issue have maturities of at least 10 but no more than 30 years) and is well above the rate of inflation as represented by the Consumer Price Index ("CPI"). While common stock prices fluctuated during the years 1978 through 1994, they were substantially higher at the end of the period than at the beginning. The historical data presented is not indicative of future results.

         Schwab 1000 Index data assumes the reinvestment of dividends, but does not reflect deductions for administrative and management costs and expenses. The Fund will be subject to these costs and expenses. In addition, various factors may cause the Fund's performance to be higher or lower than that of the Index. (See "Investment Objective and Policies.") The Schwab 1000 Index was first made available to the public on February 1, 1991.

         An index typically tracks the performance of a group of securities selected to represent a particular market, and is most often used to gauge that market's performance. The Dow Jones Industrial Average ("DJIA") and Standard & Poor's 500 Index(R) ("S&P 500") are two indices designed to measure the performance of United States stocks. As of December 15, 1995, the market capitalization of the stocks included in these indices represent approximately 17.36% and 72.34%, respectively, of the U.S. stock market's total value. When investment managers invest indexed separate accounts or index fund assets, they attempt to replicate the performance of the applicable target index by holding all or a representative sample of the securities included in the index.

         The Schwab 1000 Index is a broad-based stock market index which contains the common stocks of the 1,000 largest operating companies (i.e., non-investment companies) incorporated in the United States. As the stocks contained in the index represent about 85% of the total market capitalization of all U.S. companies, as represented by the Wilshire 500 Index, the Schwab 1000 Index provides a reliable measure of broad market performance and can serve as a benchmark against which individual investors can compare the performance of their equity investments. Relative to some indices that primarily track one group of stocks, and as a result do not capture movements in other areas of the market, the Schwab 1000 Index(R), because it contains the stocks of the more established blue-chip companies as well as those of relatively smaller companies, reflects an expanded breadth of market coverage. This distinction is important because historically the stocks of smaller companies have out-performed those of their blue-chip counterparts in some years, while the reverse has been true in other years. Of course, past performance may not necessarily be indicative of future results.

         From time to time, the Schwab 1000 Fund may compare the historical performance of the Schwab 1000 Index to the historical performance of various other indices, including the S&P 500, as reported by independent sources.

         Charles R. Schwab, a veteran investor, was instrumental in developing the Schwab 1000 Fund(R). The investment objective of the Fund, which is designed to make indexed investing available with a high level of convenience and economy, is to match the total return of the Schwab 1000 Index.

         The Schwab 1000 Fund is managed to offset capital gains with capital losses in order to minimize the distribution of capital gains to shareholders. This special feature of the Schwab 1000 Fund can make a real difference in an investor's after-tax return, especially if the investor is in a high tax bracket. The Schwab 1000 Fund has adopted a number of policies that should cause its portfolio turnover rate to be below the portfolio turnover rate of many other mutual funds. A lower portfolio turnover rate acts to minimize associated transaction costs as well as the level of realized capital gains.
By avoiding, where possible, the distribution of capital gains to shareholders, the Schwab 1000 Fund helps to build the value of an investor's shares and defer payment of capital gains taxes until redemption of the those shares. Current tax liability for capital gains should be reduced and total return increased by these policies.

         The Schwab 1000 Fund may, from time to time, refer to recent studies that analyze certain techniques and strategies which the Schwab 1000 Fund uses. In addition, the Schwab 1000 Fund may, from time to time, promote the advantages of investing in a series that is part of a large, diverse mutual fund complex.

                              CUMULATIVE RETURNS
                         January 1979 to December 1994

               [Line graph of cumulative returns from January 1979 to December 1994 comparing the Following: Schwab 1000 Index,
         S&P 500 Index, 3-Month CD's, Corporate Bonds, Treasury Bills,
                              and Inflation (CPI)]



              SCHWAB 1000   S&P 500      3 MONTH    CORPORATE      TREASURY   INFLATION
                 INDEX       INDEX         CD's       BONDS          BILLS      (CPI)
   1979         21.34%       18.30%       11.22%      -2.12%         10.04%     13.29%

   1980         61.20%       56.43%       25.69%      -2.42%         22.79%     27.46%

   1981         54.95%       48.49%       45.68%       0.49%         39.98%     38.82%

   1982         87.60%       80.36%       63.50%      39.90%         54.96%     44.14%

   1983        128.48%      120.86%       78.33%      52.89%         68.32%     49.61%

   1984        142.83%      134.70%       96.80%      78.30%         84.43%     55.53%

   1985        221.19%      209.19%      112.65%     121.21%         98.23%     61.46%

   1986        277.88%      266.94%      126.49%     157.73%        110.04%     63.24%

   1987        289.34%      286.25%      142.02%     164.30%        122.26%     70.38%

   1988        355.39%      350.40%      160.70%     188.66%        137.07%     77.99%

   1989        492.10%      493.11%      184.36%     229.04%        156.34%     86.26%

   1990        465.16%      474.63%      207.57%     252.58%        175.61%     97.62%

   1991        656.08%      649.79%      225.50%     317.84%        190.55%    103.71%

   1992        723.39%      706.94%      237.51%     354.18%        200.56%    109.59%

   1993        807.71%      788.19%      248.26%     409.44%        209.57%    115.36%

   1994        812.12%      799.80%      264.41%     389.44%        222.80%    121.11%

               ASSET ALLOCATION STRATEGIES USING SCHWABFUNDS(R)

         SchwabFund Shareholders may wish to invest in the SchwabFunds as part of their personal asset allocation plan. An asset allocation program is available through Schwab. This program may help shareholders select investments, including investments in SchwabFunds, that match their individual investment needs. The shareholders' personal investment plan is based on a number of factors including personal financial situation, time horizon, investment objectives and goals, and risk tolerance.

                           ACCESS TO SCHWAB'S MUTUAL
                            FUND ONESOURCE SERVICE(TM)

         With Schwab's Mutual Fund OneSource Service(TM) ("OneSource"), a shareholder can invest in over 200 mutual funds from many fund companies, subject to the following. If a shareholder makes five or more short-term redemptions of OneSource mutual funds (other than the SchwabFunds) within any 12-month period, a fee will be charged on all future trades. A short-term redemption in this context refers to the sale of mutual fund shares held for six months or less. Some mutual funds available through OneSource may charge fees permitted under Rule 12b-1 in excess of one quarter of one percent per year. Schwab reserves the right to modify OneSource's terms and conditions at any time. For more information, a shareholder should contact their Schwab office during its regular business hours or 800-2 NO-LOAD, 24 hours a day.

         From time to time, the Schwab 1000 Fund(R) may include discussions in advertisements of the income tax savings shareholders may experience as a result of the Schwab 1000 Fund's policy of limiting portfolio trading in order to reduce capital gains. This information may be supplemented by presentations of statistical data illustrating the extent of such income tax savings and the impact of such savings on the yield and/or total return of the Schwab 1000 Fund. In addition, such advertisements may include comparisons of the Schwab 1000 Fund's performance against that of investment products that do not employ the Schwab 1000 Fund's policy of seeking to limit capital gains.

         The Schwab 1000 Fund is intended to make indexed investing easily available to Schwab customers with the highest level of convenience and economy thereby facilitating their ability to participate in the long-term performance of the United States stock market.

                              GENERAL INFORMATION
         The Trust is generally not required to hold shareholder meetings. However, as provided in its Agreement and Declaration of Trust and Bylaws, shareholder meetings will be held in connection with the following matters: (1) removal of trustees if a meeting is requested in writing by a shareholder or shareholders who beneficially own(s) 10% or more of the Trust's shares; (2) adoption of any contract for which shareholder approval is required by the 1940 Act; (3) any termination of the Trust to the extent and as provided in the Declaration of Trust; (4) any amendment of the Declaration of Trust (other than amendments changing the name of the Trust or any of its investment portfolios, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); (5) determining whether a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (6) such additional matters as may be required by law, the Declaration of Trust, the Bylaws or any registration of the Trust with the SEC or any state or as the Board of Trustees may consider desirable. The shareholders also would vote upon changes to a Fund's fundamental investment objective, policies or restrictions.

         Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of his or her successor or until death, resignation, retirement or removal by a majority vote of the shares entitled to vote (as described below) or of a majority of the Trustees. In accordance with the 1940 Act (i) the Trust will hold a shareholder meeting for the election of trustees when less than a majority of the trustees have been elected by shareholders, and
(ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled by a vote of the shareholders.

         Upon the written request of 10 or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the Trust's outstanding shares stating that they wish to communicate with the other shareholders for the purpose of obtaining signatures necessary to demand a meeting to consider removal of one or more trustees, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

         The Bylaws provide that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum, unless otherwise provided by the 1940 Act or other applicable law. Thus, even if less than a majority of shareholders were represented, a meeting of the Trust's shareholders could occur. Attending shareholders would in such case be permitted to take action not requiring the vote of more than a majority of a quorum. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of the Trust, and certain amendments of the Declaration of Trust, could not be decided at such a meeting; nor could matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

         Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the Trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the Trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder. Moreover, the Trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims.

         Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations.


         For further information, please refer to the registration statement and exhibits for the Trust on file with the SEC in Washington, D.C. and available upon payment of a copying fee. The statements in the Prospectus and this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

         SCHWABFUNDS(R). SchwabFunds offers a variety of series and classes of shares of beneficial interest to help you with your investment needs.

                                  EQUITY FUNDS
                             Schwab 1000 Fund(R)(1)
                     Schwab International Index Fund(TM)(2)
                       Schwab Small-Cap Index Fund(R)(2)
                   Schwab Asset Director(R)-High Growth Fund(2)
                 Schwab Asset Director(R)-Balanced Growth Fund(2)
               Schwab Asset Director(R)-Conservative Growth Fund(2)

                              FIXED INCOME FUNDS(1)
                 Schwab Short/Intermediate Government Bond Fund
                     Schwab Long-Term Government Bond Fund
                  Schwab Short/Intermediate Tax-Free Bond Fund
                      Schwab Long-Term Tax-Free Bond Fund
           Schwab California Short/Intermediate Tax-Free Bond Fund(3)
                Schwab California Long-Term Tax-Free Bond Fund(3)

                             MONEY MARKET FUNDS(4)
                            Schwab Money Market Fund
                          Schwab Government Money Fund
                        Schwab U.S. Treasury Money Fund
                     Schwab Value Advantage Money Fund(TM)
                   Schwab Tax-Exempt Money Fund-Sweep Shares
            Schwab Tax-Exempt Money Fund-Value Advantage Shares(TM)
            Schwab California Tax-Exempt Money Fund-Sweep Shares(3)
     Schwab California Tax-Exempt Money Fund-Value Advantage Shares(TM)(3)
                        Schwab Retirement Money Fund(R)(5)
                Schwab Institutional Advantage Money Fund(TM)(5)
             Schwab New York Tax-Exempt Money Fund-Sweep Shares(6)
      Schwab New York Tax-Exempt Money Fund-Value Advantage Shares(TM)(6)

1 The Schwab 1000 Fund and all fixed income funds are separate investment portfolios of the Trust.

2   The Funds are separate investment portfolios of Schwab Capital Trust.

3 Available only to California residents and residents of selected other states.

4 All listed money market funds are separate investment portfolios of The Charles Schwab Family of Funds.


5   Designed for institutional investors only.

6 Available only to New York residents and residents of selected other states.

                      PURCHASE AND REDEMPTION OF SHARES

         Each Fund's minimum initial investment requirement is $1,000 ($500 for Custodial Accounts, Individual Retirement Accounts and certain other retirement plans). Subsequent investments of $100 or more may be made. These minimum investment requirements may be changed at any time and are not applicable to certain types of investors. The Trust may waive the minimums for purchases by trustees, directors, officers or employees of the Trust, Schwab, or the Investment Manager.

         The Trust has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of the stated limits may be paid, in whole or in part, in investment securities or in cash, as the Trust's Board of Trustees may deem advisable; however, payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such a practice detrimental to the best interests of the Fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in the Prospectus of the Fund affected under "Share Price Calculation" and a redeeming shareholder would normally incur brokerage expenses if he or she converted the securities to cash.

                               OTHER INFORMATION

         The Prospectuses of the Funds and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933, as amended, with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

         Statements contained in the Prospectuses or in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

         This Statement of Additional Information does not constitute an offering by the Trust, any series thereof, or by the Distributor in any jurisdiction in which such offering may not be lawfully made.

                  APPENDIX - RATINGS OF INVESTMENT SECURITIES

         From time to time, each Fund may report the percentage of its assets which fall into the rating categories set forth below.

                                     BONDS

                           MOODY'S INVESTORS SERVICE

         Moody's rates the bonds it judges to be of the best quality AAA.
These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or extraordinarily stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues. Bonds carrying an Aa designation are deemed to be of high quality by all standards. Together with Aaa rated bonds, they comprise what are generally known as high grade bonds. Aa bonds are rated lower than the best bonds because they may enjoy relatively lower margins of protection, fluctuations of protective elements may be of greater amplitude or there may be other factors present which make them appear to be subject to somewhat greater long-term risks. A rated bonds are considered as upper-medium grade obligations as they possess many favorable investment attributes. Bonds designated Baa are considered medium grade in that they are not highly protected nor poorly secured. Interest payments and principal security appear to be adequate at the present, but they may lack certain protective elements or be characteristically unreliable over any great length of time. Baa bonds do not have any outstanding investment characteristics and do have speculative characteristics.

                         STANDARD & POOR'S CORPORATION

         AAA is the highest rating assigned by S&P to a bond and indicates the issuer's extremely strong capacity to pay interest and repay principal. An AA rating denotes a bond whose issuer has a very strong capacity to pay interest and repay principal and differs from an AAA rating only in small degree. A ratings are given to debt which has a strong capacity to pay interest and repay principal but is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than higher rated debt. BBB debt indicates the issuer is regarded by S & P as having an adequate capacity to pay interest and repay principal. These securities appear to have adequate protection, however adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal in this category than in higher categories.

                        DUFF & PHELPS CREDIT RATING CO.

         Duff confers an AAA designation to bonds of issuers with the highest credit quality. The risk factors associated with these bonds are negligible, being only slightly more than for risk-free United States Treasury debt. AA rated bonds are of high credit quality and have strong protection factors. The risks associated with them are modest but may vary slightly from time to time because of economic conditions. An A rating indicates that the protection factors are average but adequate. The risk factors, however, are more variable and greater in periods of economic stress. BBB rated debt has protection factors that are below average but still sufficient for prudent investment. There is considerable variability in the risk of BBB rated debt during economic cycles.

                         FITCH INVESTOR SERVICES, INC.

         AAA is the highest rating Fitch assigns to bonds, and indicates the obligor's exceptionally strong ability to pay interest and repay principal. Bonds which Fitch considers of very high credit quality, and the obligor's ability to pay interest and repay principal is strong, although not as strong as AAA, is rated AA. An A rating is given to show high credit quality and the issuer's ability to pay interest and repay principal is strong, but there is more vulnerability to economic conditions and circumstances than higher rated debt. BBB bonds are considered investment grade, where the issuer has adequate ability to pay interest and repay principal. Bonds rated BBB are more susceptible to adverse changes in economic conditions and circumstances, thus these bonds are more likely to fall below investment grade or have the timeliness of their payments impaired.

             SHORT-TERM NOTES AND VARIABLE RATE DEMAND OBLIGATIONS

                           MOODY'S INVESTORS SERVICE

         Short-term notes/variable rate demand obligations bearing the designations MIG-1/VMIG-1 are considered to be of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2/VMIG-3 are of high quality and enjoy ample margins of protection although not as large as those of the top rated securities.

                         STANDARD & POOR'S CORPORATION

         An S&P SP-1 rating indicates that the subject securities' issuer has a very strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation. S&P's determination that an issuer has a satisfactory capacity to pay principal and interest is denoted by an SP-2 rating.

                                      IBCA

         Obligations supported by the highest capacity for timely repayment are rated A1+. An A1 rating indicates that the obligation is supported by a very strong capacity for timely repayment. Obligations rated A2 are supported by a strong capacity for timely repayment, although adverse changes in business, economic, or financial conditions may affect this capacity.

                                COMMERCIAL PAPER

                           MOODY'S INVESTORS SERVICE

         Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service ("Moody's"). Issuers (or related supporting institutions) of commercial paper with this rating are considered to have a superior ability to repay short-term promissory obligations. Issuers (or related supporting institutions) of securities rated Prime-2 are viewed as having a strong capacity to repay short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of issuers whose commercial paper is rated Prime-1 but to a lesser degree.

                         STANDARD & POOR'S CORPORATION

         A Standard & Poor's Corporation ("S&P") A-1 commercial paper rating indicates either an overwhelming or very strong degree of safety regarding timely payment of principal and interest. Issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1.

                        DUFF & PHELPS CREDIT RATING CO.

         Duff-1 is the highest commercial paper rating assigned by Duff & Phelps, Credit Rating Co. ("Duff"). Three gradations exist within this rating category: A Duff-1+ rating indicates the highest certainty of timely payment (issuer short-term liquidity is found to be outstanding and safety is deemed to be just below that of risk-free short-term U.S. Treasury obligations), a Duff-1 rating signifies a very high certainty of timely payment (issuer liquidity is determined to be excellent and risk factors are considered minor) and a Duff-1- rating denotes high certainty of timely payment (issuer liquidity factors are strong and risk is very small). A Duff-2 rating indicates a good certainty of timely payment. Liquidity factors and company fundamentals are sound and risk factors are small.

                         FITCH INVESTORS SERVICE, INC.

         F-1+ is the highest category, and indicates the strongest degree of assurance for timely payment. Issues rated F-1 reflect an assurance of timely payment only slightly less than issues rated F-1+. Issues assigned an F-2 rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues in the first two rating categories.

                    COMMERCIAL PAPER, SHORT-TERM OBLIGATIONS
                    AND DEPOSIT OBLIGATIONS ISSUED BY BANKS

                            THOMSON BANKWATCH (TBW)

         TBW-1 is the highest category and indicates the degree of safety regarding timely repayment of principal and interest is very strong. TBW-2 is the second highest category and while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

SchwabFunds(R)                                                                 1
--------------------------------------------------------------------------------
SCHWAB 1000 FUND(R)
STATEMENT OF NET ASSETS
August 31, 1995
--------------------------------------------------------------------------------

                                Number        Value
                              of Shares      (000s)
                              ---------     --------
COMMON STOCK--99.3%
3COM Corp.*                     24,800      $   964
ADC Telecommunications, Inc.*    9,600          370
ADVANTA Corp. Class A            6,100          254
ADVANTA Corp. Class B            4,800          179
AES Corp.*                      10,359          193
AFLAC Inc.                      14,950          611
AGCO Corp.                       3,300          160
ALLTEL Corp.                    32,800          927
ALZA Corp.*                     11,600          276
AMBAC Inc.                       5,300          224
AMP Inc.                        33,700        1,369
AMR Corp.*                      13,400          945
ARCO Chemical Co.               16,600          801
AST Research, Inc.*              1,124           15
AT&T Capital Corp.               6,900          218
AT&T Corp.                     258,117       14,584
Abbott Laboratories            130,300        5,049
Acclaim Entertainment, Inc.*     7,000          178
Adaptec, Inc.*                   9,200          391
Adobe Systems Inc.              10,900          555
Adtran, Inc.*                    5,600          174
Advanced Micro Devices, Inc.    18,000          608
Aetna Life & Casualty Co.       19,400        1,324
Ahmanson (H.F.) & Co.           17,800          423
Air Products & Chemicals,
 Inc.                           17,200          922
Air Touch Communications*      117,500        3,819
Airgas, Inc.*                    4,300          118
Albemarle Corp.                  9,400          154
Alberto-Culver Co. Class A       1,500           38
Alberto-Culver Co. Class B
 (Convertible)                   4,500          128
Albertson's, Inc.               42,900        1,367
Alco Standard Corp.              9,500          765
Alexander & Alexander
 Services Inc.                   6,500          150
Alexander & Baldwin, Inc.        6,700          154
Alleghany Corp.                  1,040          176
Allegheny Ludlum Corp.          10,000          210
Allegheny Power System, Inc.    21,100          514
Allen Group Inc.*                4,000          131
Allergan, Inc.                   9,700          295
Alliance Semiconductor Corp.*    5,700          224
AlliedSignal Inc.               47,300        2,099
Allmerica Property & Casualty
 Companies, Inc.                 8,700          210
Allstate Financial Corp.       119,124        4,035
Altera Corp.*                    6,200          388
Alumax Inc.*                     6,500          222
Aluminum Co. of America         29,700        1,697
AmSouth Bancorporation           8,200          306
Amdahl Corp.*                   16,100          147
Amerada Hess Corp.              16,600          786
America Online, Inc.*            6,800          448
American Brands, Inc.           30,100        1,264
American Electric Power Co.,
 Inc.                           30,600        1,044
American Express Co.            81,100        3,274
American Financial Group,
 Inc.                            6,900          213
American General Corp.          34,600        1,220
American Greetings Corp.
 Class A                        11,700          361
American Home Products Corp.    50,600        3,896
American International Group,
 Inc.                           77,325        6,234
American National
 Insurance Co.                   3,900          224
American Power Conversion
 Corp.*                         14,000          235
American Re Corp.                6,800          272
American Stores Co.             27,700          814
American Water Works
 Co., Inc.                       4,800          143
Ameritech Corp.                 89,800        4,602
Amgen Inc.*                     42,600        2,042
Amoco Corp.                     81,000        5,164
Amphenol Corp. Class A*          6,500          159
Anadarko Petroleum Corp.         8,500          406
Analog Devices, Inc.*           11,200          388
Andrew Corp.*                    5,750          337
Anheuser-Busch Companies,
 Inc.                           42,200        2,411
Anixter International, Inc.*     4,300          162
Aon Corp.                       17,350          677
Apache Corp.                    10,500          306
Apple Computer, Inc.            19,700          848
Applied Materials, Inc.*        14,500        1,512
Archer-Daniels-Midland Co.      85,361        1,419
Argonaut Group, Inc.             3,200           97
Armstrong World Industries,
 Inc.                            5,600          321
Arrow Electronics, Inc.          9,000          488
Arrow International, Inc.        3,100          126
Arvin Industries, Inc.           1,300           28
Asarco Inc.                      5,800          188
Ascend Communications, Inc.*     3,600          232
Ashland, Inc.                   11,100          364
Associated Group Inc.
 Class B*                        1,200           25
Atlanta Gas Light Co.            3,800          140
Atlantic Energy, Inc.            7,800          148
Atlantic Richfield Co.          26,100        2,848
Atlantic Southeast Airlines,
 Inc.                            5,000          124
Atmel Corp.*                    19,200          606
AutoZone, Inc.*                 25,500          685
Autodesk, Inc.                   7,200          333
Automatic Data Processing,
 Inc.                           23,500        1,528
Avery Dennison Corp.             7,900          324
Avnet, Inc.                      6,100          314
Avon Products, Inc.             10,400          735
BFGoodrich Co.                   3,900          232
BHC Communications, Inc.
 Class A                         3,700          336
BIC Corp.                        3,700          147
BMC Software, Inc.*              7,600          323
Baby Superstore, Inc.*           2,900          136
Baker Hughes Inc.               21,200          477
Ball Corp.                       4,400          150
Baltimore Gas & Electric Co.    25,650          673
Banc One Corp.                  65,110        2,189
Bancorp Hawaii, Inc.             6,175          207
Bandag, Inc.                     4,000          238
Bandag, Inc. Class A             1,800           99
Bank South Corp.                 7,500          171
Bank of Boston Corp.            17,100          752
Bank of New York Co., Inc.      31,600        1,375
BankAmerica Corp.               61,395        3,469

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               Number       Value
                              of Shares     (000s)
                              ---------    --------
Bankers Life Holdings
 Corporation                     6,900      $   131
Bankers Trust New York Corp.    13,400          923
Bard (C.R.), Inc.                7,600          236
Barnes & Noble, Inc.*            5,100          200
Barnett Banks, Inc.             16,088          919
Battle Mountain Gold Co.        17,700          175
Bausch & Lomb Incorporated       8,600          342
Baxter International Inc.       45,200        1,763
Bay Networks, Inc.*             19,882          943
BayBanks, Inc.                   2,800          224
Bear Stearns Companies Inc.     17,548          362
Beckman Instruments, Inc.        4,300          123
Becton, Dickinson & Co.         11,900          671
Bed Bath & Beyond, Inc.*         4,900          134
Bell Atlantic Corp.             70,926        4,238
BellSouth Corp.                 80,800        5,555
Belo (A.H.) Corp. Class A        6,000          211
Bemis Co., Inc.                  7,400          215
Beneficial Corp.                 7,900          388
Bergen Brunswig Corp.
 Class A                         6,483          135
Berkley (W.R.) Corp.               100            4
Berkshire Hathaway Inc.*           210        5,355
Best Buy Co., Inc.*              5,800          158
Bethlehem Steel Corp.*          16,600          243
Betz Laboratories, Inc.          4,100          172
Beverly Enterprises, Inc.*      18,400          244
Biogen, Inc.*                    4,700          258
Biomet, Inc.*                   16,900          274
Black & Decker Corp.            12,500          405
Block (H&R), Inc.               18,700          729
Block Drug Co., Inc. Class A     1,901           74
Boatmen's Bancshares, Inc.      19,200          712
Bob Evans Farms, Inc.            6,400          115
Boeing Co.                      56,200        3,583
Boise Cascade Corp.              6,500          279
Boston Chicken, Inc.*            6,300          152
Boston Edison Co.                6,900          177
Boston Scientific Corp.*        24,271          965
Bowater Inc.                     5,300          253
Boyd Gaming Corp.*               8,700          126
Briggs & Stratton Corp.          4,300          163
Brinker International, Inc.*    10,725          180
Bristol-Myers Squibb Co.        82,700        5,675
Broderbund Software, Inc.*       3,900          287
Brooklyn Union Gas Co.           7,350          185
Brown-Forman Corp. Class B      10,500          389
Browning-Ferris Industries,
 Inc.                           33,900        1,140
Brunswick Corp.                 13,400          270
Burlington Northern Inc.        14,700        1,018
Burlington Resources Inc.       22,000          894
CBI Industries, Inc.             5,700          140
CBS Inc.                        10,500          837
CIGNA Corp.                     12,400        1,200
CIPSCO Inc.                      5,000          164
CMS Energy Corp.                12,500          308
CNA Financial Corp.*            10,500        1,007
CPC International Inc.          23,100        1,452
CSX Corp.                       17,000        1,403
CUC International Inc.*         30,525        1,042
Cabletron Systems, Inc.*        12,050          637
Cablevision Systems Corp.
 Class A*                        3,500          229
Cabot Corp.                      5,400          260
Cadence Design Systems, Inc.*    5,500          199
California Energy Co., Inc.*    14,600          305
Callaway Golf Co.               10,000          155
Campbell Soup Co.               41,600        1,903
Canandaigua Wine Co., Inc.
 Class A*                        6,600          312
Capital Cities/ABC, Inc.        24,900        2,864
Capital One Financial Corp.     10,000          260
Cardinal Health, Inc.            6,362          340
Caremark International, Inc.    10,475          217
Carolina Power & Light Co.      28,500          873
Cascade Communication*           4,100          187
Case Corp.                      12,000          453
Caterpillar Inc.                33,300        2,235
Centerior Energy Corp.          21,100          227
Centex Corp.                    10,200          298
Centocor, Inc.*                 10,600          129
Central & South West
 Services Corp.                 34,800          853
Central Fidelity Banks, Inc.     5,850          190
Century Communications Corp.
 Class A*                       13,137          131
Century Telephone
 Enterprises, Inc.               8,850          247
Ceridian Corp.                   7,700          337
Cerner Corp.*                    4,400          150
Champion International Corp.    16,000          906
Chase Manhattan Corp.           30,000        1,725
Chemical Banking Corp.          38,530        2,244
Chevron Corp.                  107,900        5,220
Chiron Corp.*                    7,403          664
Chris-Craft Industries, Inc.*    4,423          199
Chrysler Corp.                  60,800        3,276
Chubb Corp.                     14,300        1,305
Cincinnati Bell Inc.             9,400          256
Cincinnati Financial Corp.       9,560          498
Cincinnati Milacron Inc.         5,100          169
Cinergy Corp.                   23,265          596
Cintas Corp.                     6,600          249
Circuit City Stores, Inc.       14,200          490
Circus Circus Enterprises,
 Inc.*                          15,400          504
Cirrus Logic, Inc.*              9,200          502
Cisco Systems, Inc.*            44,700        2,931
Citicorp                        66,100        4,387
Citizens Utilities Co. Class
 A*                             31,800          350
Citizens Utilities Co. Class
 B                               7,737           85
Clayton Homes, Inc.             10,862          257
Clear Channel
 Communications, Inc.*           2,300          172
Clorox Co.                       8,000          541
Coastal Corp.                   15,400          504
Coca-Cola Co.                  206,800       13,287
Coca-Cola Enterprises Inc.      21,200          490
Cognex Corp.*                    2,900          144
Coleman Co., Inc.*               3,600          136
Colgate-Palmolive Co.           24,100        1,639
Coltec Industries Inc.*         10,300          155
Columbia Gas System, Inc.*       7,600          268
Columbia/HCA Healthcare Corp.   71,272        3,350
Comcast Corp. Class A            6,000          128
Comcast Corp. Special
 Class A                        41,900          898

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 3
--------------------------------------------------------------------------------
SCHWAB 1000 FUND(R)
STATEMENT OF NET ASSETS
August 31, 1995
--------------------------------------------------------------------------------

                                Number       Value
                              of Shares      (000s)
                              ---------     --------
Comdisco, Inc.                   4,815      $   147
Comerica Inc.                   19,264          686
Commerce Bancshares, Inc.        6,720          240
Compaq Computer Corp.*          41,600        1,986
Compass Bancshares, Inc.         4,850          146
Computer Associates
 International, Inc.            25,700        1,786
Computer Sciences Corp.*         8,300          500
Compuware Corp.*                 7,000          159
Comsat Corp. Series 1            7,000          163
ConAgra, Inc.                   41,224        1,561
Conrail, Inc.                   13,800          928
Conseco, Inc.                    4,000          201
Consolidated Edison Co. of
 New York, Inc.                 39,700        1,122
Consolidated Freightways,
 Inc.                            7,900          204
Consolidated Natural Gas Co.    17,600          680
Consolidated Papers, Inc.        6,600          399
Consolidated Stores Corp.*       6,400          141
Cooper Industries, Inc.         20,700          787
Cooper Tire & Rubber Co.        12,500          325
Cordis Corp.*                    3,100          240
Corestates Financial Corp.      25,000          925
Corning Inc.                    36,800        1,201
Corporate Express, Inc.*         6,400          150
Countrywide Credit
 Industries, Inc.               20,885          459
Cox Communications, Inc.
 Class A*                       41,306          816
Cracker Barrel Old Country
 Store, Inc.                     8,700          178
Crane Co.                        4,600          166
Credit Acceptance Corp.*         7,000          151
Crestar Financial Corp.          5,400          304
Crown Cork & Seal Co., Inc.*    15,200          684
Crown Vantage Inc.*              1,360           33
Cummins Engine Co., Inc.         5,900          232
Cypress Semiconductor Corp.*     7,800          356
Cyprus Amax Minerals Co.        13,300          372
Cytec Industries Inc.*           1,585           96
DPL Inc.                        15,850          353
DQE, Inc.                       11,550          276
DSC Communications Corp.*       20,100        1,054
Dana Corp.                      16,300          487
Danaher Corp.                    8,300          274
Darden Restaurants, Inc.*       23,600          242
Dayton Hudson Corp.             12,700          929
Dean Foods Co.                   6,150          163
Dean Witter, Discover & Co.     27,995        1,428
Deere & Co.                     15,000        1,283
Dell Computer Corp.*             8,500          654
Delmarva Power & Light Co.       8,700          189
Delta Air Lines, Inc.            9,400          699
Deluxe Corp.                    12,200          381
Dentsply International Inc.      4,100          152
Department 56 Inc.*              4,400          195
Deposit Guaranty Corp.           3,000          117
Destec Energy, Inc.*            23,900          379
Detroit Edison Co.              26,600          815
Dial Corp.                      14,100          338
Diebold, Inc.                    5,275          246
Digital Equipment Corp.*        25,500        1,065
Dillard Department Stores,
 Inc. Class A                   22,200          685
Dime Bancorp Inc. (New)*        24,926          302
Disney (Walt) Co.               85,300        4,787
Dole Food Company, Inc.          8,600          282
Dollar General Corp.             9,888          260
Dominion Resources, Inc.        28,650        1,035
Donnelley (R.R.) & Sons Co.     24,800          942
Dover Corp.                      8,600          686
Dow Chemical Co.                45,400        3,360
Dow Jones & Co., Inc.           14,500          531
Dresser Industries, Inc.        32,060          769
Du Pont (E.I.) de Nemours
 & Co.                         101,700        6,649
Duke Power Co.                  34,200        1,389
Dun & Bradstreet Corp.          28,100        1,626
Duracell International, Inc.    20,500          915
EG&G, Inc.                       7,200          137
EMC Corp.*                      37,400          767
ENSERCH Corp.                    9,500          156
Eastman Chemical Co.            14,725          952
Eastman Kodak Co.               56,100        3,233
Eaton Corp.                     14,400          779
Echlin Inc.                      8,800          304
Eckerd (Jack) Corp.*             4,500          165
Ecolab Inc.                      9,400          257
Edwards (A.G.) & Sons, Inc.      8,562          209
El Paso Natural Gas Co.          4,941          139
Electronic Arts Inc.*            7,400          281
Emerson Electric Co.            38,700        2,762
Engelhard Corp.                 24,687          697
Enron Corp.                     40,100        1,348
Enron Oil & Gas Co.             26,400          614
Ensco International Inc.*        8,400          151
Entergy Corp.                   35,721          857
Equifax Inc.                    11,500          447
Equitable Companies, Inc.       30,100          775
Equitable Resources, Inc.        5,100          142
Equitable of Iowa Companies      4,700          175
Ethyl Corp.                     17,300          188
Exide Corp.                      2,700          141
Exxon Corp.                    203,300       13,977
FHP International Corp.*         5,500          136
FINA, Inc. Class A               4,000          185
FMC Corp.*                       5,500          424
FORE Systems, Inc.*              3,700          126
FPL Group, Inc.                 30,200        1,174
Family Dollar Stores, Inc.       8,700          159
Fastenal Co.                     5,200          172
Federal Express Corp.*          10,300          739
Federal Home Loan
 Mortgage Corp.                 28,800        1,850
Federal National Mortgage
 Association                    44,100        4,206
Federal Paper Board
 Co., Inc.                       6,400          254
Federal Signal Corp.             5,866          127
Federated Department
 Stores, Inc.*                  29,700          802
Fifth Third Bancorp             12,150          680
Finova Group, Inc.               4,000          163
First American Corp.             4,000          171
First Bank System, Inc.         23,800        1,086
First Brands Corp.               3,200          140
First Chicago Corp.             15,600          989
First Colony Corp.               7,550          185

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                Number       Value
                              of Shares      (000s)
                              ---------     --------
First Commerce Corp.             4,562       $  147
First Data Corp.                21,100        1,232
First Empire State Corp.           900          165
First Fidelity Bancorp          14,100          922
First Financial
 Management Corp.                9,950          897
First Hawaiian, Inc.             5,000          141
First Interstate Bancorp        13,100        1,251
First Security Corp.             7,175          225
First Tennessee National
 Corp.                           5,050          267
First USA, Inc.                  8,200          377
First Union Corp.               29,288        1,468
First Virginia Banks, Inc.       4,750          195
First of America Bank
 Corporation                     9,200          407
Firstar Corp.                   11,000          408
Firstmerit Corp.                 5,400          142
Fiserv, Inc.*                    5,675          163
Fleet Financial Group, Inc.     25,400          940
Fleetwood Enterprises, Inc.      6,700          131
Fleming Companies, Inc.          5,800          169
FlightSafety International,
 Inc.                            4,800          213
Florida Progress Corp.          14,400          437
Flowers Industries, Inc.         6,100          126
Fluor Corp.                     14,000          819
Food Lion, Inc. Class A         75,450          431
Food Lion, Inc. Class B         34,800          199
Ford Motor Co.                 168,500        5,160
Forest Laboratories, Inc.        6,800          304
Foster Wheeler Corp.             4,800          177
Foundation Health Corp.*         8,200          284
Fourth Financial Corp.           3,800          136
Franklin Resources, Inc.        13,700          754
Freeport-McMoRan Copper &
 Gold Inc. Class A              29,531          690
Freeport-McMoRan Copper &
 Gold Inc. Class B*             17,894          418
Freeport-McMoRan Inc.*          25,500          143
Fritz Cos., Inc.*                2,500          179
Frontier Corp.                  32,200          898
Fruit of the Loom, Inc. Class
 A*                             11,300          266
GATX Corp.                       2,600          134
GEICO Corp.                     11,100          758
GTE Corp.                      158,000        5,787
GTECH Holdings Corp.*            5,700          165
Gannett Co., Inc.               22,300        1,193
Gap, Inc.                       25,000          803
Gartner Group Inc. Class A*      5,600          160
Gateway 2000 Inc.*              11,100          297
Gaylord Entertainment Co.
 Class A                        14,390          399
Genentech, Inc.*                19,700          928
General Dynamics Corp.          11,400          600
General Electric Co.           276,200       16,261
General Instrument Corp.*       21,000          767
General Mills, Inc.             26,600        1,373
General Motors Corp.           123,900        5,823
General Motors Corp. Class E    70,600        3,292
General Motors Corp. Class H    13,000          518
General Nutrition
 Companies, Inc.*                5,700          238
General Public Utilities
 Corp.                          17,100          489
General Re Corp.                13,800        2,051
General Signal Corp.             6,600          234
Genuine Parts Co.               19,950          786
Genzyme Corp. General
 Division*                       6,000          335
Genzyme Corp. Tissue Repair*       378            5
Geon Co.                         3,800          101
Georgia Gulf Corp.               5,600          186
Georgia-Pacific Corp.           15,300        1,377
Giant Food Inc. Class A          8,700          271
Gillette Co.                    74,000        3,090
Glatfelter (P.H.) Co.            5,700          128
Glenayre Technologies, Inc.*     6,400          418
Global Marine, Inc.             51,500          348
Golden West Financial Corp.      8,800          420
Goodyear Tire & Rubber Co.      25,700        1,028
Grace (W.R.) & Co.              16,900        1,126
Grainger (W.W.), Inc.            7,500          446
Grand Casinos, Inc.*             3,400          125
Great Atlantic & Pacific
 Tea Co., Inc.                   5,700          162
Great Lakes Chemical Corp.      10,000          661
Great Western Financial Corp.   24,300          568
Green Tree Financial
 Corporation                    12,000          699
Greenpoint Financial Corp.       7,000          194
Guidant*                        14,000          354
HBO & Co.                        6,300          345
HFS, Inc.*                       8,200          384
Halliburton Co.                 19,600          831
Hanna (M.A.) Co.                 7,150          200
Hannaford Bros. Co. Inc.         5,800          149
Harcourt General, Inc.          11,200          466
Harley-Davidson, Inc.           15,700          436
Harnischfeger Industries
 Corp.                           6,300          232
Harrahs Entertainment Inc.*     15,400          491
Harris Corp.                     5,500          317
Harsco Corp.                     3,700          207
Hartford Steam Boiler
 Inspection & Ins. Co.           2,700          125
Hasbro, Inc.                    13,150          426
Hawaiian Electric Industries,
 Inc.                            3,900          141
Health Care and
 Retirement Corp.*               6,700          211
Health Management Associates,
 Inc. Class A*                   6,075          204
Health Systems
 International, Inc.*            7,300          216
HealthCare Compare Corp.*        6,000          225
Healthsource, Inc.*              4,500          180
Healthsouth Corp.*              11,000          260
Heilig-Meyers Co.                7,350          162
Heinz (H.J.) Co.                39,900        1,691
Hercules Inc.                   20,400        1,135
Hershey Foods Corp.             13,200          790
Hewlett-Packard Co.             83,500        6,680
Hibernia Corporation
 Class A                        17,400          174
Hillenbrand Industries, Inc.    10,000          296
Hillhaven Corp.*                 5,000          139
Hilton Hotels Corp.              9,000          599
Home Depot, Inc.                78,366        3,125
Home Shopping Network, Inc.*    11,600          122
Homestake Mining Co.            19,800          327

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 5
--------------------------------------------------------------------------------
SCHWAB 1000 FUND(R)
STATEMENT OF NET ASSETS
August 31, 1995
--------------------------------------------------------------------------------

                                Number        Value
                              of Shares      (000s)
                              ---------     --------
Hon Industries Inc.              4,200       $  125
Honeywell Inc.                  22,900        1,002
Horizon/CMS Healthcare Corp.*    3,800           83
Hormel Foods Corp.              11,600          278
Host Marriott Corp.*            22,500          259
Houghton Mifflin Co.             5,200          254
Household International, Inc.   17,100          960
Houston Industries Inc.         20,900          886
Hubbell Inc. Class A               600           33
Hubbell Inc. Class B             4,969          291
Humana Inc.*                    23,900          436
Huntington Bancshares Inc.      20,402          448
IBP, Inc.                        6,700          330
IDEXX Laboratories, Inc.*        4,800          162
IMC Fertilizer, Inc.             4,200          266
IPALCO Enterprises, Inc.         5,500          190
ITT Corp.                       17,400        2,081
IVAX Corp.                      17,200          441
Idaho Power Co.                  5,400          142
Illinois Central Corp. Class
 A                               5,850          224
Illinois Tool Works Inc.        19,400        1,188
Illinova Corp.                  10,800          271
Infinity Broadcasting Corp.
 Class A*                        7,225          259
Informix Corp.*                 23,600          656
Ingersoll-Rand Co.              17,200          651
Inland Steel Industries, Inc.    8,600          235
Integra Financial Corp.          4,900          275
Integrated Device
 Technology, Inc.*               5,700          328
Intel Corp.                    135,400        8,319
International Business
 Machines Corp.                 94,600        9,779
International Flavors &
 Fragrances Inc.                18,500          886
International Game Technology   18,600          265
International Paper Co.         21,300        1,744
International Rectifier
 Corp.*                          3,800          154
International Speciality
 Products Inc.                  15,400          137
Interpublic Group of
 Companies, Inc.                15,100          587
Intuit Inc.*                     7,800          338
James River Corp. of Virginia   13,600          473
Jefferson Smurfit Corp.*        16,900          256
Jefferson-Pilot Corp.            7,100          446
John Nuveen Co.                  5,200          123
Johnson & Johnson              105,200        7,259
Johnson Controls, Inc.           5,800          353
Jones Apparel Group, Inc.*       3,300          115
Jostens, Inc.                    9,900          238
KLA Instruments Corp.*           3,500          298
KU Energy Corp.                  5,500          150
Kaiser Aluminum Corp.*           8,800          153
Kansas City Power & Light Co.    8,900          199
Kansas City Southern
 Industries, Inc.                6,700          295
Kellogg Co.                     35,200        2,376
Kelly Services, Inc. Class A     5,525          157
Kemet Corp.*                     2,900          165
Kennametal Inc.                  4,000          152
Kerr-McGee Corp.                 7,800          429
KeyCorp, Inc.                   41,423        1,284
Kimberly-Clark Corp.            26,000        1,661
King World Productions, Inc.*    5,500          209
Kmart Corp.                     80,700        1,100
Knight-Ridder, Inc.              7,700          433
Kohl's Corp.*                    5,100          240
Komag, Inc.*                     3,500          218
Kroger Co.*                     17,200          561
LCI International Inc.*          4,500          179
LG&E Energy Corp.                4,950          192
LIN Broadcasting Corp.*         10,200        1,309
LSI Logic Corp.*                21,100        1,039
LTV Corp.*                      19,200          300
La Quinta Inns, Inc.             7,200          216
Laboratory Corp. of America
 Holdings, Inc.*                18,648          259
Lafarge Corp.                    8,600          182
Lam Research Corp.*              3,700          222
Lancaster Colony Corp.           4,000          138
Lear Seating Corp.*              7,000          200
Lee Enterprises, Inc.            3,500          139
Leggett & Platt, Inc.            5,900          285
Lehman Brothers Holdings Inc.   15,880          377
Leucadia National Corp.          3,800          202
Lilly (Eli) and Co.             47,300        3,873
Limited, Inc.                   58,100        1,075
Lin Television Corp.*           10,550          382
Lincoln National Corp.          17,100          735
Linear Technology Corp.          5,600          452
Litton Industries, Inc.*         6,500          252
Liz Claiborne, Inc.             11,500          262
Lockheed Martin Corp.           33,392        2,033
Loctite Corp.                    5,300          254
Loews Corp.                     10,300        1,353
Lone Star Steakhouse &
 Saloon, Inc.*                   7,400          296
Long Island Lighting Co.        17,300          294
Longs Drug Stores Corp.          7,700          285
Longview Fibre Co.               8,000          129
Loral Corp.                     15,100          827
Louisiana Land &
 Exploration Co.                 4,700          180
Louisiana-Pacific Corp.         16,500          392
Lowe's Companies, Inc.          26,100          868
Lubrizol Corp.                   9,600          298
Lyondell Petrochemical Co.      12,100          333
MAPCO Petroleum Inc.             4,400          235
MBIA Corp.                       6,300          428
MBNA Corp.                      24,200          859
MCI Communications Corp.       112,200        2,700
MCN Corp.                        9,600          179
MFS Communications
 Company, Inc.*                  9,700          429
MGIC Investment Corp.            8,700          487
MGM Grand, Inc.*                 7,100          178
Mallinckrodt Group Inc.         11,300          425
Manor Care, Inc.                 9,550          309
Manpower Inc.                   10,700          308
Manville Corp.*                 18,000          266
Mark IV Industries, Inc.         7,974          177
Marriott International, Inc.    21,300          756
Marsh & McLennan
 Companies, Inc.                12,600        1,038
Marshall & Ilsley Corp.         13,328          335

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                Number      Value
                              of Shares     (000s)
                              ---------    --------
Martin Marietta Materials,
 Inc.                            6,400      $   122
Marvel Entertainment
 Group, Inc.*                   14,500          208
Masco Corp.                     27,400          767
Mattel, Inc.                    38,076        1,104
Maxim Integrated
 Products, Inc.*                 4,800          367
May Department Stores Co.       39,700        1,682
Maytag Corp.                    15,300          237
McClatchy Newspapers, Inc.
 Class A                         2,800           63
McCormick & Co., Inc.           11,400          252
McDonald's Corp.               113,500        4,143
McDonnell Douglas Corp.         19,200        1,541
McGraw-Hill, Inc.                9,000          709
McKesson Corp. New               6,700          291
Mead Corp.                       8,500          522
Medaphis Corp.*                  8,200          188
Media General, Inc. Class A      3,300          119
Medtronic, Inc.                 18,700        1,765
Mellon Bank Corp.               25,772        1,221
Melville Corp.                  15,800          527
Mentor Graphics Corp.*           8,000          154
Mercantile Bancorp Inc.          7,950          360
Mercantile Bankshares Corp.      6,750          178
Mercantile Stores Co., Inc.      5,300          243
Merck & Co., Inc.              202,054       10,077
Mercury Finance Co.             17,109          391
Mercury General Corp.            4,200          158
Meridian Bancorp, Inc.           8,300          331
Merrill Lynch & Co., Inc.       28,400        1,636
Merry-Go-Round
 Enterprises, Inc.*                200            1
Michigan National Corp.          2,000          215
Micro Warehouse, Inc.*           6,300          300
Microchip Technology, Inc.*      4,500          171
Micron Technology, Inc.         33,200        2,552
Microsoft Corp.*                95,200        8,800
Mid Atlantic Medical
 Services Inc.*                  7,800          145
Midamerican Energy Company      15,200          217
Midlantic Corp.                  7,600          392
Millipore Corp.                  7,400          258
Minerals Technologies, Inc.      3,400          123
Minnesota Mining &
 Manufacturing Co.              68,500        3,742
Minnesota Power & Light Co.      4,800          129
Mirage Resorts, Inc.*           13,350          459
Mitchell Energy & Development
 Corp. Class A                   8,000          144
Mitchell Energy & Development
 Corp. Class B                   3,900           68
Mobil Corp.                     64,900        6,182
Mobile Telecommunications
 Technologies Corp.*            10,900          334
Modine Manufacturing Co.         4,500          134
Molex Inc.                      14,356          614
Molex Inc. Class A               5,893          235
Monsanto Co.                    18,700        1,774
Montana Power Co.                7,900          174
Morgan (J.P.) & Co. Inc.        31,600        2,303
Morgan Stanley Group Inc.       12,600        1,095
Morrison Restaurants, Inc.       4,875           96
Morton International, Inc.      25,900          842
Motorola, Inc.                  95,700        7,154
Multimedia, Inc.*                5,300          226
Murphy Oil Corp.                 6,370          258
Mylan Laboratories Inc.         17,550          401
NBD Bancorp, Inc.               28,260        1,010
NGC Corp.*                      11,000          105
NICOR Inc.                       7,800          200
NIKE, Inc. Class B              12,600        1,167
NIPSCO Industries, Inc.          9,000          295
NYNEX Corp.                     69,800        3,141
Nabisco Holdings Corp.*          7,000          200
Nalco Chemical Co.               9,800          343
National City Corp.             24,840          739
National Fuel Gas Co.            5,800          163
National Gypsum Co. (New)*       3,500          187
National Semiconductor Corp.*   21,800          616
National Service Industries,
 Inc.                            7,200          209
NationsBank Corp.               44,184        2,712
Navistar International Corp.*   11,250          146
Nevada Power Co.                 6,000          122
New England Electric Co.         9,800          343
New York State Electric &
 Gas Corp.                      10,400          251
New York Times Co. Class A      15,313          381
Newell Co.                      23,674          592
Newmont Gold Co.                14,500          602
Newmont Mining Corp.            15,132          658
Nextel Communications, Inc.*    36,100          650
Niagara Mohawk Power Corp.      25,200          302
Nine West Group Inc.*            4,700          200
Noble Affiliates, Inc.           7,400          204
NorAm Energy Co.                25,215          180
Nordson Corp.                    2,700          153
Nordstrom, Inc.                 12,400          510
Norfolk Southern Corp.          22,200        1,571
Northeast Utilities             18,900          432
Northern States Power Co.       11,200          477
Northern Trust Corp.             7,950          356
Northrop Grumman Corp.           7,300          444
Northwest Airlines
 Corporation Class A*           16,000          576
Norwest Corp.                   53,488        1,611
Novell, Inc.*                   61,000        1,102
Novellus Systems, Inc.*          2,200          162
Nucor Corp.                     15,100          740
Occidental Petroleum Corp.      54,400        1,183
Office Depot, Inc.*             27,300          850
Officemax Inc.*                 11,400          268
Ogden Corp.                     10,388          242
Ohio Casualty Corp.              5,300          176
Ohio Edison Co.                 27,000          584
Oklahoma Gas & Electric Co.      5,700          202
Old Kent Financial Corp.         6,405          243
Old National Bancorp             3,335          115
Old Republic International
 Corp.                           8,400          232
Olin Corp.                       5,000          323
Olsten Corp.                     5,550          201
Omnicom Group Inc.               5,300          333
OrNda Healthcorp*                6,800          137
Oracle Systems Corp.*           70,950        2,842
Oryx Energy Co.*                14,200          192
Outback Steakhouse, Inc.*        6,250          202

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 7
--------------------------------------------------------------------------------
SCHWAB 1000 FUND(R)
STATEMENT OF NET ASSETS
August 31, 1995
--------------------------------------------------------------------------------

                                Number        Value
                              of Shares      (000s)
                              ---------     --------
Owens-Corning Fiberglas
 Corp.*                          7,600      $   298
Owens-Illinois, Inc.*           16,900          230
Oxford Health Plans, Inc.*       4,900          241
PACCAR Inc.                      5,660          278
PNC Bank Corp.                  39,300        1,032
PPG Industries, Inc.            34,600        1,479
PPL Resources, Inc.             23,220          508
PacifiCare Health Systems,
 Inc. Class A*                   1,700           93
PacifiCare Health Systems,
 Inc. Class B*                   5,600          319
PacifiCorp                      46,500          843
Pacific Enterprises             11,800          283
Pacific Gas & Electric Co.      71,500        2,056
Pacific Telecom, Inc.            5,800          173
Pacific Telesis Group           71,100        2,017
Paging Network, Inc.*            7,400          290
Paine Webber Group Inc.         17,625          339
Pall Corp.                      17,033          373
Panhandle Eastern Corp.         25,300          633
Parametric Technology Corp.*    10,300          570
Parker Hannifin Corp.           10,950          434
Paul Revere Corp.                6,900          121
Paychex, Inc.                    6,450          263
Peco Energy Co.                 34,500          919
Penney (J.C.) Co., Inc.         40,200        1,819
Pennzoil Co.                     7,000          308
Pentair, Inc.                    3,100          140
PeopleSoft, Inc.*                3,700          256
Peoples Energy Corp.             4,500          123
Pep Boys - Manny, Moe & Jack     8,700          239
PepsiCo, Inc.                  129,000        5,837
Perkin-Elmer Corp.               5,800          198
Perrigo Co.*                    12,100          162
Petsmart Inc.*                   7,400          224
Pfizer Inc.                    103,500        5,110
Phelps Dodge Corp.              12,400          786
Philip Morris Companies Inc.   139,100       10,380
Phillips Petroleum Co.          41,600        1,368
Phycor, Inc.*                    3,400          143
Picturetel Corp.*                2,400          135
Pinnacle West Capital Corp.     13,300          331
Pioneer Hi-Bred
 International, Inc.            12,700          545
Pitney Bowes Inc.               25,800        1,048
Pittston Service Group           5,500          140
Polaroid Corp.                   6,600          288
Policy Management
 Systems Corp.*                  3,000          149
Portland General Corp.           7,200          173
Potlatch Corp.                   4,300          170
Potomac Electric Power Co.      17,500          374
Praxair, Inc.                   20,900          543
Premark International, Inc.      9,300          487
Premier Industrial Corp.        12,850          308
Price (T. Rowe)
 Associates, Inc.                4,100          194
Price/Costco, Inc.*             31,304          532
Procter & Gamble Co.           112,400        7,798
Progressive Corp.               12,300          546
Promus Hotel Corp.*              7,700          159
Protective Life Corp.            3,800          108
Provident Life & Accident
 Ins. Co. of America Class B     5,600          146
Providian Corp.                 15,400          591
Public Service Co. of
 Colorado                        9,300          301
Public Service Enterprise
 Group Inc.                     40,500        1,114
Puget Sound Power &
 Light Co.                       9,200          199
Pyxis Corp.*                     5,400          122
QUALCOMM Inc.*                   9,600          469
Quaker Oats Co.                 23,100          803
Quantum Corp.*                   8,100          194
Questar Corp.                    6,100          186
Quorum Health Group, Inc.*       7,100          151
RJR Nabisco Holdings Corp.      55,036        1,569
RPM, Inc.                        8,700          173
Ralcorp Holdings, Inc.*          4,566          103
Ralston Purina Group            17,300          900
Raychem Corp.                    6,700          294
Rayonier, Inc.                   3,875          149
Raytheon Co.                    20,500        1,658
Read-Rite Corp.*                 7,000          286
Reader's Digest Association,
 Inc. Class A                   18,300          846
Reader's Digest Association,
 Inc. Class B                    3,200          134
Reebok International Ltd.       11,700          415
Regions Financial Corp.          6,650          268
Reliastar Financial Corp.        5,800          220
Republic New York Corp.          7,800          439
Revco D.S., Inc.*               10,000          198
Reynolds & Reynolds Co. Class
 A                               5,600          180
Reynolds Metals Co.             11,300          675
Rhone-Poulenc Rorer Inc.        23,600        1,044
Rite Aid Corp.                  11,900          333
Riverwood International Corp.    9,300          242
Roadway Services, Inc.           6,000          329
Rochester Gas & Electric
 Corp.                           5,900          131
Rockwell International Corp.    34,900        1,562
Rohm & Haas Co.                 11,900          711
Rollins, Inc.                    5,600          134
Rouse Co.                        6,700          140
Rubbermaid Inc.                 29,000          863
Russell Corp.                    5,900          162
Ryder System, Inc.              11,800          286
S3 Inc.*                         3,300          129
SAFECO Corp.                    11,300          732
SBC Communications, Inc.        98,428        4,983
SCANA Corp.                     13,800          321
SCE Corp                        74,600        1,240
SPS Transaction Services,
 Inc.*                           4,000          108
SUPERVALU Inc.                  10,200          302
SYSCO Corp.                     30,700          883
Safety-Kleen Corp.               8,600          116
Safeway Inc.*                   18,400          725
Salomon Inc                     15,900          610
San Diego Gas & Electric Co.    17,300          376
Santa Fe Energy
 Resources, Inc.*               13,600          129
Santa Fe Pacific Corp.          27,832          790
Santa Fe Pacific Gold Corp.     25,720          312
Sara Lee Corp.                  78,600        2,181
Scherer (R.P.) Corp.*            3,600          155
Schering-Plough Corp.           61,500        2,867
Scholastic Corp.*                2,800          173

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                Number       Value
                               of Shares     (000s)
                               ---------    --------
Schulman (A.), Inc.              5,462       $  146
Scientific-Atlanta, Inc.        11,700          234
Scott Paper Co.                 25,000        1,159
Scripps (E.W.) Co. Class A      14,875          500
Seagate Technology, Inc.*       10,400          460
Sealed Air Corp.*                4,800          253
Sears, Roebuck & Co.            62,800        2,033
Sensormatic Electronics Corp.   11,150          234
Service Corp. International     16,900          592
Shared Medical Systems Corp.     3,400          126
Shaw Industries, Inc.           20,100          302
Shawmut National Corp.          19,300          625
Sherwin-Williams Co.            13,900          499
Sigma-Aldrich Corp.              7,100          339
Signet Banking Corp.             8,300          217
Silicon Graphics, Inc.*         27,900        1,179
Silicon Valley Group, Inc.*      4,000          172
Smith (A.O.) Corp. Class B         900           22
Snap-on Tools Inc.               6,100          250
Solectron Corp.*                 5,600          199
Sonat Inc.                      13,000          413
Sonat Offshore Drilling, Inc.    4,300          147
Sonoco Products Co.             14,810          398
Sotheby's Holdings, Inc.
 Class A                        19,800          275
SouthTrust Corp.                11,425          294
Southern Co.                   108,700        2,296
Southern National Corp.         15,450          413
Southern New England
 Telecommunications              9,800          330
Southern Pacific Rail Corp.*    23,700          581
Southland Corporation*          55,000          205
Southwest Airlines Co.          23,300          603
Southwestern Public Service
 Co.                             6,000          180
Spelling Entertainment
 Group, Inc.                    13,200          173
Spiegel, Inc. Class A           15,700          185
Sprint Corp.                    58,434        2,074
St. Joe Paper Co.                4,300          263
St. Jude Medical, Inc.*          6,800          405
St. Paul Companies, Inc.        15,000          814
Standard Federal Bankcorp        4,700          183
Stanley Works                    6,400          283
Staples, Inc.*                  20,737          530
Star Banc Corp.                  4,100          217
Starbucks Corp.*                 6,000          240
State Street Boston Corp.       12,200          450
Sterling Software, Inc.*         3,700          165
Stewart & Stevenson
 Services, Inc.                  5,000          160
Stewart Enterprises, Inc.
 Class A*                        3,700          118
Stone Container Corp.*          16,000          348
Stop & Shop Companies, Inc.*     7,400          179
Storage Technology Corp.*        7,800          214
Stratacom Inc.*                  6,800          332
Stryker Corp.                    7,300          306
Student Loan Marketing
 Association                    12,000          650
Sun Co., Inc.                   15,900          423
Sun Microsystems, Inc.*         16,900          976
SunGard Data Systems Inc.*       4,800          131
Sunamerica, Inc.                 6,100          364
Sunbeam-Oster Co., Inc.         14,100          229
Sundstrand Corp.                 4,500          307
Sunglass Hut International,
 Inc.*                           3,400          144
Suntrust Banks, Inc.            19,600        1,203
Superior Industries
 International, Inc.             4,200          124
Sybase, Inc.*                   11,120          358
Sybron International Corp.*      4,900          201
Symantec Corp.*                  5,600          162
Symbol Technologies, Inc.*       4,300          149
Synopsys, Inc.*                  2,400          138
Synovus Financial Corp.         11,100          283
TCF Financial Corp.              6,400          356
TIG Holdings, Inc.               9,300          238
TJX Companies, Inc.             11,100          139
TRINOVA Corp.                    4,500          165
TRW Inc.                        11,400          888
Talbots, Inc.                    7,500          259
Tambrands Inc.                   5,400          242
Tandem Computers Inc.*          17,800          218
Tandy Corp.                     12,058          749
Teco Energy Co.                 16,700          361
Tecumseh Products Co.
 Class A                         3,500          169
Tecumseh Products Co.
 Class B                           800           37
Tektronix, Inc.                  4,600          210
Tele-Communications Inc.
 Liberty Media Group
 Class A*                       26,086          693
Tele-Communications, Inc.
 TCI International, Inc.
 Class A*                      104,346        1,924
Teledyne, Inc.                   8,282          197
Telephone & Data Systems,
 Inc.                            8,600          353
Tellabs, Inc.*                  15,800          741
Temple-Inland Inc.               8,400          435
Tencor Instruments*              5,000          216
Tenet Healthcare Corp.*         30,368          482
Tenneco Inc.                    28,500        1,382
Teradyne, Inc.*                 13,200          500
Terra Industries, Inc.          11,100          148
Texaco Inc.                     41,700        2,700
Texas Instruments Inc.          30,600        2,291
Texas Utilities Co.             35,600        1,237
Textron Inc.                    13,200          904
Thermo Cardiosystems Inc.*       5,000          197
Thermo Electron Corp.*          12,325          532
Thermo Instrument
 Systems Inc.*                  10,050          258
Thermolase*                      5,700          113
Thomas & Betts Corp.             2,700          182
Tidewater Inc.                   7,800          193
Time Warner Inc.                63,680        2,683
Times Mirror Co. Series A       17,400          533
Timken Co.                       4,600          208
Tootsie Roll Industries, Inc.    7,864          314
Torchmark Corp.                 10,550          422
Tosco Corp.                      5,300          170
Total System Services, Inc.      9,900          193
Toys 'R' Us, Inc.*              45,550        1,184
TransTexas Gas Corporation*     11,300          202
Transamerica Corp.              10,500          714

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 9
--------------------------------------------------------------------------------
SCHWAB 1000 FUND(R)
STATEMENT OF NET ASSETS
August 31, 1995
--------------------------------------------------------------------------------

                                Number      Value
                              of Shares     (000s)
                              ---------    --------
Transatlantic Holdings, Inc.     3,300     $    231
Travelers Inc.                  53,217        2,554
TriMas Corp.                     7,800          167
Tribune Co.                     11,900          797
Trinity Industries, Inc.         5,950          193
Triton Energy Corp.              5,200          276
Turner Broadcasting System,
 Inc. Class A                   10,200          315
Turner Broadcasting System,
 Inc. Class B                   35,800        1,101
Tyco International Ltd.         11,807          698
Tyson Foods, Inc. Class A       22,200          567
U S WEST, Inc.                  77,510        3,372
U.S. Bancorp                    14,250          409
U.S. Healthcare, Inc.           25,225          804
U.S. Robotics, Inc.              3,000          420
UAL Corp.*                       4,100          646
UJB Financial Corp.              8,400          291
UNUM Corp.                      12,308          591
USF&G Corp.                     15,300          277
USG Corp.*                       6,200          168
USLIFE Corp.                     3,600          155
UST Inc.                        33,900          924
USX-Marathon Group              50,300        1,037
USX-US Steel Group              14,160          464
Ultramar Corp.                   5,800          137
Unicom Corp.                    35,400          996
Unifi, Inc.                      9,925          251
Union Bank                       7,400          376
Union Camp Corp.                12,300          700
Union Carbide Corp.             22,000          781
Union Electric Co.              15,300          545
Union Pacific Corp.             34,700        2,273
Union Planters Corp.             6,100          181
Union Texas Petroleum
 Holdings, Inc.                 13,100          255
Unisys Corp.*                   25,900          207
United Asset
 Management Corp.                3,900          152
United HealthCare Corp.         28,400        1,200
United States Cellular Corp.*   14,800          518
United States Surgical Corp.     8,300          211
United Technologies Corp.       20,400        1,701
Unitrin, Inc.                    7,200          341
Universal Foods Corp.            4,100          130
Unocal Corp.                    41,034        1,195
Upjohn Co.                      28,300        1,199
UtiliCorp United Inc.            6,600          179
V.F. Corp.                       9,800          537
VLSI Technology, Inc.*           6,100          201
Valero Energy Corp.              6,600          151
Valhi, Inc.                     21,000          163
Valley National Bancorp          2,000           47
Valspar Corp.                    2,800          112
Value Health, Inc.*              9,082          314
Value Jet*                       4,000          117
Vanguard Cellular Systems,
 Inc. Class A*                   5,750          157
Varian Associates, Inc.          4,800          259
Varity Corp.*                    6,300          287
Vastar Resources                14,800          463
Vencor, Inc.*                    4,300          127
Viacom Inc. Class A*            13,212          642
Viacom Inc. Class B*            59,174        2,877
Vicor Corp.*                     3,200          150
Vigoro Corp.                     3,000          132
Viking Office Products, Inc.*    5,600          200
Vishay Intertechnology, Inc.*    8,200          332
Vons Companies, Inc.*            5,700          128
Vulcan Materials Co.             5,300          279
WMX Technologies, Inc.          79,500        2,335
WPL Holdings, Inc.               4,400          125
Wachovia Corp.                  29,220        1,161
Wal-Mart Stores, Inc.          377,800        9,303
Walgreen Co.                    39,800          975
Wallace Computer Services,
 Inc.                            3,400          196
Warnaco, Inc. Class A            5,600          122
Warner-Lambert Co.              21,600        1,952
Washington Federal, Inc.         6,095          141
Washington Gas Light Co.         6,200          119
Washington Mutual, Inc.          9,125          237
Washington Post Co.
 Class B                         1,800          517
Washington Water Power Co.       7,700          119
Weis Markets, Inc.               6,300          178
WellPoint Health Networks
 Inc. Class A*                  14,900          443
Wellman, Inc.                    4,600          117
Wells Fargo & Co.                8,200        1,528
Wendy's International, Inc.     15,500          304
Wesco Financial Corp.            1,000          133
West One Bancorp                 5,300          216
Western Atlas, Inc.*             8,600          390
Western Digital Corp.*           8,800          182
Western National Corp.           9,500          119
Western Resources, Inc.          9,231          279
Westinghouse Electric Corp.     57,600          785
Westvaco Corp.                  12,200          538
Weyerhaeuser Co.                35,400        1,628
Wheelabrator Technologies
 Inc.                           27,300          427
Whirlpool Corp.                 11,100          605
Whitman Corp.                   15,200          306
Willamette Industries, Inc.      8,500          587
Williams Companies, Inc.        18,560          680
Wilmington Trust Co.             4,900          148
Winn-Dixie Stores, Inc.         13,700          815
Wisconsin Central
 Transportation Corp.*           2,300          136
Wisconsin Energy Corp.          19,600          527
Witco Corp.                      7,900          263
Woolworth Corp.                 19,800          265
Worldcom Inc.*                  34,917        1,176
Worthington Industries, Inc.    16,700          335
Wrigley (Wm.) Jr. Co.           19,100          862
XTRA Corp.                       2,200           97
Xerox Corp.                     17,400        2,101
Xilinx, Inc.*                   12,900          552
York International Corp.         8,400          374
Zilog, Inc.*                     3,800          154
                                           --------
TOTAL COMMON STOCK
 (Cost $622,204)                            821,297
                                           --------

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              Number        Value
                             of Shares      (000s)
                             ---------     --------
PREFERRED STOCK--0.0%
Teledyne, Inc. Preferred
  Series E*                        154     $      2
                                           --------
TOTAL PREFERRED STOCK
 (Cost $1)                                        2
                                           --------

                             Maturity
                              (000s)
                             ---------
REPURCHASE AGREEMENT--0.6%
PNC Bank, N.A. 5.00%
  Dated 8/31/95
  Due 09/01/95
  Collateralized By:
  Federal National
  Mortgage Association:
  $10,970,000 Par; 6.25%
  Due 12/25/19                  $4,997        4,996
                                           --------
TOTAL REPURCHASE AGREEMENT
 (Cost $4,996)                                4,996
                                           --------
TOTAL INVESTMENTS -- 99.9%
 (Cost $627,201)                            826,295
                                           --------
OTHER ASSETS AND LIABILITIES -- 0.1%
Other Assets                                  3,819
Liabilities                                  (3,400)
                                           --------
                                                419
                                           --------
NET ASSETS -- 100.0%
Applicable to 52,732,983
 outstanding $0.00001
 par value shares
 (unlimited shares authorized)             $826,714
                                           ========
NET ASSET VALUE PER SHARE                    $15.68
                                             ======


------------------

*Non-Income Producing Security

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                11
--------------------------------------------------------------------------------
SCHWAB 1000 FUND(R)
STATEMENT OF OPERATIONS (in thousands)
For the year ended August 31, 1995
--------------------------------------------------------------------------------

Investment income:
  Dividends                                                      $ 15,821
  Interest                                                            246
                                                                 --------
     Total investment income                                       16,067
                                                                 --------
Expenses:
  Investment advisory and administration fee                        1,777
  Transfer agency and shareholder service fees                      1,564
  Custodian fees                                                      201
  Registration fees                                                    65
  Professional fees                                                    53
  Shareholder reports                                                 158
  Trustees' fees                                                       36
  Amortization of deferred organization costs                          50
  Insurance and other expenses                                         44
                                                                 --------
                                                                    3,948
Less expenses reduced                                                (585)
                                                                 --------
     Total expenses incurred by Fund                                3,363
                                                                 --------
Net investment income                                              12,704
                                                                 --------
Net realized gain (loss) on investments:
  Proceeds from sales of investments                               15,237
  Cost of investments sold                                        (14,807)
                                                                 --------
     Net realized gain on investments sold                            430
                                                                 --------
Change in net unrealized appreciation (depreciation)
  on investments:
  Beginning of period                                              83,149
  End of period                                                   199,094
                                                                 --------
     Increase in net unrealized appreciation on investments       115,945
                                                                 --------
Increase in net assets resulting from operations                 $129,079
                                                                 ========

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                12
--------------------------------------------------------------------------------
SCHWAB 1000 FUND(R)
STATEMENT OF CHANGES IN NET ASSETS (in thousands)

--------------------------------------------------------------------------------

                                                 For the year ended
                                                     August 31,
                                                 1995           1994
                                             ------------   ------------
Operations:
  Net investment income                       $   12,704     $   10,821
  Net realized gain (loss) on investments
     sold                                            430         (1,259)
  Increase in net unrealized appreciation
     on investments                              115,945         13,264
                                              ----------     ----------
  Increase in net assets resulting
     from operations                             129,079         22,826
                                              ----------     ----------
Dividends to shareholders from
  net investment income                           (6,199)       (10,613)
                                              ----------     ----------
Capital Share Transactions:
  Proceeds from shares sold                      264,444        152,247
  Net asset value of shares issued in
     reinvestment of dividends                     5,550          9,565
  Early withdrawal fees                               93             84
  Less payments for shares redeemed             (120,314)      (135,320)
                                              ----------     ----------
  Increase in net assets from capital
     share transactions                          149,773         26,576
                                              ----------     ----------
Total increase in net assets                     272,653         38,789

Net Assets:
  Beginning of period                            554,061        515,272
                                              ----------     ----------
  End of period (including undistributed
     net investment income of $8,679 and
     $2,174, respectively)                    $  826,714     $  554,061
                                              ==========     ==========
Number of Fund Shares:
  Sold                                            18,751         11,974
  Reinvested                                         439            761
  Redeemed                                        (8,825)       (10,627)
                                              ----------     ----------
  Net increase in shares outstanding              10,365          2,108

Shares Outstanding:
  Beginning of period                             42,368         40,260
                                              ----------     ----------
  End of period                                   52,733         42,368
                                              ==========     ==========

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                13
--------------------------------------------------------------------------------
SCHWAB 1000 FUND(R)
NOTES TO FINANCIAL STATEMENTS
For the year ended August 31, 1995
--------------------------------------------------------------------------------

1. DESCRIPTION OF THE FUND

The Schwab 1000 Fund (the "Fund") is a series of Schwab Investments (the "Trust"), an open-end, management investment company organized as a Massachusetts business trust on October 26, 1990 and registered under the Investment Company Act of 1940, as amended.

In addition to the Fund, the Trust also offers -- the Schwab Short/Intermediate Government Bond Fund, the Schwab Long-Term Government Bond Fund, the Schwab California Short/Intermediate Tax-Free Bond Fund, the Schwab California Long-Term Tax-Free Bond Fund, the Schwab Short/Intermediate Tax-Free Bond Fund and the Schwab Long-Term Tax-Free Bond Fund. The assets of each series are segregated and accounted for separately.

The investment objective of the Fund is to provide a total return which matches that of the Schwab 1000 Index(R), an index created to represent the performance of the 1000 largest publicly traded common stocks of United States companies.

2. SIGNIFICANT ACCOUNTING POLICIES

Security valuation -- Investments in securities traded on an exchange are valued at the last quoted sale price for a given day, or if a sale is not reported for that day, at the mean between the most recent quoted bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. Securities for which no quotations are readily available are valued at fair value as determined in good faith by the Fund's investment manager pursuant to Board of Trustees guidelines. Short-term securities with 60 days or less to maturity are stated at amortized cost, which approximates market value.

Security transactions and investment income -- Security transactions, in the accompanying financial statements, are accounted for on a trade date basis (date the order to buy or sell is executed). Dividend income and distributions to shareholders are recorded on the ex-dividend date; interest income is recorded on the accrual basis. Realized gains and losses from security transactions are determined on an identified cost basis.

Repurchase agreements -- Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities. All collateral is held by the Fund's custodian and is monitored daily to ensure that its market value at least equals the repurchase price under the agreement.

Deferred organization costs -- Costs incurred in connection with the organization of the Fund, its initial registration with the Securities and Exchange Commission and with various states are amortized on a straight-line basis over a five year period from the Fund's commencement of operations.

Expenses -- Expenses arising in connection with the Fund are charged directly to the Fund. Expenses common to all series of the Trust are allocated to each series in proportion to their relative net assets.

SchwabFunds(R)                                                                14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Federal income taxes -- It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. The Fund is considered a separate entity for tax purposes.

At August 31, 1995, (for financial reporting and federal income tax purposes), net unrealized appreciation aggregated $199,094,000 of which $209,936,000 related to appreciated securities and $10,842,000 related to depreciated securities.

3. TRANSACTIONS WITH AFFILIATES

Investment advisory and administration agreement -- The Trust has an investment advisory and administration agreement with Charles Schwab Investment Management, Inc. (the "Investment Manager"). For advisory services and facilities furnished, the Fund pays an annual fee, payable monthly, of .30% of the first $500 million of average daily net assets and .22% of such assets over $500 million. Under this agreement, the Fund incurred investment advisory and administration fees of $1,777,000 during the year ended August 31, 1995, before the Investment Manager reduced its fee (see Note 5).

Sub-advisory agreement -- Prior to June 1, 1995, the Investment Manager had a sub-advisory agreement with Dimensional Fund Advisors Inc. ("Dimensional"), under which Dimensional performed day-to-day portfolio management for the Fund. Dimensional did not receive compensation directly from the Fund. However, the Investment Manager did pay Dimensional an annual fee, payable monthly, of .10% of the first $500 million of average daily net assets and .02% of such assets over $500 million.

Effective June 1, 1995, the sub-advisory agreement for the Fund was terminated and the Investment Manager assumed day-to-day portfolio management responsibility for the Fund.

Transfer agency and shareholder service agreements -- The Trust has transfer agency and shareholder service agreements with Charles Schwab & Co., Inc. ("Schwab"). For services provided under these agreements, Schwab receives an annual fee, payable monthly, of .05% of average daily net assets for transfer agency services and .20% of such assets for shareholder services. For the year ended August 31, 1995, the Fund incurred transfer agency and shareholder service fees of $1,564,000, before Schwab reduced its fees (see Note 5).

Officers and trustees -- During the period, certain officers and trustees of the Trust were also officers and/or directors of the Investment Manager and/or Schwab. During the year ended August 31, 1995, the Trust made no direct payments to its officers or trustees who were "interested persons" within the meaning of the Investment Company Act of 1940, as amended. The Fund incurred fees of $36,000 related to the Trust's unaffiliated trustees.

SchwabFunds(R)                                                                15
--------------------------------------------------------------------------------
SCHWAB 1000 FUND(R)
NOTES TO FINANCIAL STATEMENTS
For the year ended August 31, 1995
--------------------------------------------------------------------------------

4. BORROWING AGREEMENT

The Trust has an arrangement with PNC Bank, N.A., the Fund's custodian, whereby the Fund may borrow up to $20,000,000, on a temporary basis, to fund redemptions. Amounts borrowed under this arrangement bear interest at periodically negotiated rates and may be collateralized by the assets of the Fund. During the year ended August 31, 1995, no borrowings were made under this arrangement.

5. EXPENSES REDUCED BY THE INVESTMENT MANAGER AND SCHWAB

During the year ended August 31, 1995, the Investment Manager and Schwab reduced a portion of their fees in order to limit the Fund's ratio of operating expenses to average net assets; the total of such fee reductions were $137,000 and $448,000, respectively.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, other than short-term obligations, aggregated (in thousands) $170,774 and $15,237, respectively, during the year ended August 31, 1995.

7. EARLY WITHDRAWAL FEES PAID TO THE FUND

The Fund assesses a .50% early withdrawal fee on redemption proceeds attributable to shares purchased and held less than six months. The early withdrawal fee is retained by the Fund and is treated as a contribution to capital. For the year ended August 31, 1995, total early withdrawal fees retained by the Fund amounted to $93,000.

8. COMPOSITION OF NET ASSETS

At August 31, 1995, net assets consisted of:

Capital paid in                                               $621,929,000
Accumulated undistributed net investment income                  8,679,000
Accumulated net realized loss on investments sold               (2,988,000)
Net unrealized appreciation on investments                     199,094,000
                                                              ------------
     Total                                                    $826,714,000
                                                              ============

At August 31, 1995, the Fund's Statement of Net Assets included liabilities of $432,000 for Fund shares redeemed, $135,000 for investment advisory and administration fee payable, $90,000 for transfer agency and shareholder service fees payable and $2,582,000 for portfolio securities purchased.

SchwabFunds(R)                                                                16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period:

                                                                                       For the
                                                                                       period
                                                                                    April 2, 1991
                                                                                    (commencement
                                                     For the eight     For the      of operations)
                              For the year ended      months ended    year ended         to
                                   August 31,          August 31,    December 31,   December 31,
                               1995         1994          1993           1992           1991
                            ----------   ----------   ------------   ------------   -------------
Net asset value at
  beginning of period        $  13.08     $  12.80      $  11.96       $  11.26       $   10.00
Income from Investment
----------------------
 Operations
 ----------
 Net investment income            .26          .26           .17            .24             .15
 Net realized and
   unrealized gain (loss)
   on investments                2.48          .28           .79            .71            1.26
                             --------     --------      --------       --------        --------
 Total from investment
   operations                    2.74          .54           .96            .95            1.41
Less Distributions
------------------
 Dividends from net
   investment income             (.14)        (.26)         (.12)          (.25)           (.15)
 Distributions from realized
   gain on investments             --           --            --             --              --
                             --------     --------      --------       --------        --------
 Total distributions             (.14)        (.26)         (.12)          (.25)           (.15)
                             --------     --------      --------       --------        --------
Net asset value at
 end of period               $  15.68     $  13.08      $  12.80       $  11.96       $   11.26
                             ========     ========      ========       ========        ========
Total return (%)                21.23         4.28          8.06           8.52           14.25
----------------
Ratios/Supplemental Data
------------------------
 Net assets, end
   of period (000s)          $826,714     $554,061      $515,272       $370,980       $ 192,206
 Ratio of expenses to
   average net assets (%)         .54          .51           .45*           .35              --*
 Ratio of net investment
   income to average
   net assets (%)                2.03         2.06          2.21*          2.45            3.21*
 Portfolio turnover
  rate (%)                          2            3             1              1               1

The Investment Manager and Schwab have reduced a portion of their fees and absorbed certain expenses in order to limit the Fund's ratio of operating expenses to average net assets. Had these fees and expenses not been reduced and absorbed, the ratio of expenses to average net assets for the periods ended August 31, 1995, 1994, 1993, December 31, 1992 and 1991 would have been .63%,
 .56%, .49%*, .52% and 1.05%*, respectively, and the ratio of net investment income to average net assets would have been 1.94%, 2.01%, 2.17%*, 2.28% and 2.16%*, respectively.

* Annualized

SchwabFunds(R)                                                                17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

To the Trustees
and Shareholders of the Schwab 1000 Fund(R)

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Schwab 1000 Fund (one of the series constituting Schwab Investments, hereafter referred to as the "Trust") at August 31, 1995, and the results of its operations and the changes in its net assets for the periods presented, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
San Francisco, California
September 29, 1995

                    1995 SPECIAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

   NOTICE TO CORPORATE SHAREHOLDERS
   --------------------------------
   100% of the Fund's distributions for the fiscal year ended August 31, 1995 qualify for the corporate dividends received deduction.
--------------------------------------------------------------------------------

SchwabFunds(R)                                                                 1
--------------------------------------------------------------------------------
SCHWAB SHORT/INTERMEDIATE GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1995

--------------------------------------------------------------------------------

                                 Par        Value
                               -------     --------
AGENCY OBLIGATIONS--33.7%(a)
Federal Home Loan Bank
 7.59%, 02/03/97               $ 9,425     $  9,649
 7.76%, 05/30/97                 5,000        5,154
 7.28%, 02/24/98                 6,340        6,536
Federal Home Loan Mortgage Corp.
 8.40%, 11/30/01                 2,500        2,621
Federal National Mortgage Association
 7.07%, 11/18/96                10,000       10,143
 6.57%, 08/10/00                 3,000        3,014
 6.75%, 08/24/00                 5,000        5,052
Student Loan Marketing Association
 7.56%, 12/09/96                10,000       10,219
                                           --------
TOTAL AGENCY OBLIGATIONS
 (Cost $51,246)                              52,388
                                           --------
COLLATERALIZED MORTGAGE OBLIGATIONS
 (PLANNED AMORTIZATION
 CLASS I)--3.2%(a)(b)
Federal Home Loan Mortgage Corp.
 1365 PE
 5.75%, 04/25/97                 5,000        4,962
                                           --------
TOTAL COLLATERALIZED
 MORTGAGE OBLIGATIONS
 (PLANNED AMORTIZATION
 CLASS I)
 (Cost $4,822)                                4,962
                                           --------

U.S. TREASURY OBLIGATIONS--61.2%(a)
U.S. Treasury Notes
 6.875%, 10/31/96                5,000        5,064
 7.50%,  01/31/97               10,000       10,235
 5.625%, 08/31/97                5,000        4,982
 5.50%,  09/30/97                5,000        4,970
 7.375%, 11/15/97               10,000       10,308
 7.875%, 01/15/98                2,700        2,819
 7.25%,  02/15/98                5,000        5,153
 6.125%, 05/15/98               10,000       10,052
 5.875%, 08/15/98                8,000        7,989
 5.875%, 03/31/99               10,000        9,960
 6.875%, 07/31/99                5,000        5,143
 7.125%, 09/30/99                5,000        5,191
 7.75%,  12/31/99                5,000        5,317
 5.875%, 06/30/00                8,000        7,938
                                           --------
TOTAL U.S. TREASURY OBLIGATIONS
 (Cost $94,401)                              95,121
                                           --------
                               Shares
                               -------
SHORT-TERM INVESTMENTS--1.9%(c)
Provident Institutional Funds--Federal
 Funds Portfolio
 5.414%, 09/07/95                2,974        2,974
                                           --------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $2,974)                                2,974
                                           --------
TOTAL INVESTMENTS--100.0%
 (Cost $153,443)                           $155,445
                                           ========

              See accompanying Notes to Schedules of Investments.

SchwabFunds(R)                                                                 2
--------------------------------------------------------------------------------
SCHWAB LONG-TERM GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1995

--------------------------------------------------------------------------------

                                  Par        Value
                                 ------     -------
AGENCY OBLIGATIONS--50.5%(a)
Federal Farm Credit Bank
 8.06%,  01/04/05                $  815     $   904
Federal Home Loan Bank
 8.35%,  09/07/04                   500         501
Federal Home Loan Mortgage Corp.
 7.65%,  05/10/05                 1,000       1,036
 8.57%,  10/26/09                   500         532
Federal National Mortgage Association
 8.50%,  02/01/05                   500         536
 7.875%, 02/24/05                 1,000       1,092
 6.35%,  06/10/05                 1,000         988
Tennessee Valley Authority
 6.375%, 06/15/05                 1,000         993
                                            -------
TOTAL AGENCY OBLIGATIONS
 (Cost $6,337)                                6,582
                                            -------
U.S. TREASURY
 OBLIGATIONS--48.3%(a)
U.S. Treasury Bonds
 7.25%,  05/15/16                   300         317
 7.50%,  11/15/16                 1,050       1,139
 8.125%, 08/15/19                 1,000       1,159

U.S. Treasury Notes
 7.50%, 11/15/01                    300         320
 5.75%, 08/15/03                  1,560       1,509
 7.25%, 08/15/04                    500         532
 6.50%, 05/15/05                  1,300       1,318
                                            -------
TOTAL U.S. TREASURY OBLIGATIONS
 (Cost $6,106)                                6,294
                                            -------
                                 Shares
                                 ------
SHORT-TERM
 INVESTMENTS--1.2%(c)
Provident Institutional Funds--Federal
 Funds Portfolio
 5.414%, 09/07/95                   156         156
                                            -------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $156)                                    156
                                            -------
TOTAL INVESTMENTS--100.0%
 (Cost $12,599)                             $13,032
                                            =======

 NOTES TO SCHEDULES OF INVESTMENTS.

  (a) Interest rates represent stated coupon rate of security.

   (b) Maturity dates represent average weighted maturities of the underlying mortgage obligations.

   (c) Interest rates represent the yield on August 31, 1995.

                 See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 3
--------------------------------------------------------------------------------
SCHWAB SHORT/INTERMEDIATE GOVERNMENT BOND FUND &
SCHWAB LONG-TERM GOVERNMENT BOND FUND
STATEMENTS OF ASSETS AND LIABILITIES (in thousands)
August 31, 1995
--------------------------------------------------------------------------------

                                                  Schwab           Schwab
                                            Short/Intermediate   Long-Term
                                                Government       Government
                                                Bond Fund        Bond Fund
                                            ------------------   ----------
ASSETS
Investments, at value
  (Cost: $153,443 and $12,599,
  respectively)                                  $155,445         $13,032
Interest receivable                                 1,977             172
Receivable for fund shares sold                       142              52
Deferred organization costs                            18              35
Prepaid expenses                                        6               5
Dividends receivable                                    9               1
                                                 --------         -------
     Total assets                                 157,597          13,297
                                                 --------         -------
LIABILITIES
Payable for:
  Dividends                                           155              14
  Fund shares redeemed                                144             310
  Investment advisory and administration
     fee                                               41              --
  Transfer agency and
     shareholder service fees                          15              --
  Other                                                51              24
                                                 --------         -------
     Total liabilities                                406             348
                                                 --------         -------
Net assets applicable to outstanding
  shares                                         $157,191         $12,949
                                                 ========         =======
NET ASSETS CONSIST OF:
  Capital paid in                                $165,863         $12,780
  Accumulated undistributed
     net investment income                             71               4
  Accumulated net realized loss on
     investments sold                             (10,745)           (268)
  Net unrealized appreciation on
     investments                                    2,002             433
                                                 --------         -------
                                                 $157,191         $12,949
                                                 ========         =======
THE PRICING OF SHARES
  Outstanding shares, $0.00001 par value
     (unlimited shares authorized)                 15,968           1,321
  Net asset value, offering and
     redemption price per share                     $9.84           $9.80

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 4
--------------------------------------------------------------------------------
SCHWAB SHORT/INTERMEDIATE GOVERNMENT BOND FUND &
SCHWAB LONG-TERM GOVERNMENT BOND FUND
STATEMENTS OF OPERATIONS (in thousands)
For the year ended August 31, 1995
--------------------------------------------------------------------------------

                                                  Schwab           Schwab
                                            Short/Intermediate   Long-Term
                                                Government       Government
                                                Bond Fund        Bond Fund
                                            ------------------   ----------
Interest income                                  $  10,987        $    730
                                                 ---------        --------
Expenses:
  Investment advisory and administration
     fee                                               671              41
  Transfer agency and
     shareholder service fees                          411              25
  Custodian fees                                        89               9
  Registration fees                                     61              18
  Professional fees                                     24               4
  Shareholder reports                                   30               2
  Trustees' fees                                        11               1
  Amortization of deferred organization
     costs                                              17              12
  Insurance and other expenses                          15               5
                                                 ---------        --------
                                                     1,329             117
Less expenses reduced and absorbed                    (375)           (117)
                                                 ---------        --------
  Total expenses incurred by Fund                      954               0
                                                 ---------        --------
Net investment income                               10,033             730
                                                 ---------        --------
Net realized gain (loss) on investments:
  Proceeds from sales of investments               392,243          31,436
  Cost of investments sold                        (395,475)        (31,414)
                                                 ---------        --------
     Net realized gain (loss) on
       investments sold                             (3,232)             22
                                                 ---------        --------
Change in net unrealized appreciation
  (depreciation) on investments:
  Beginning of period                               (1,189)           (193)
  End of period                                      2,002             433
                                                 ---------        --------
     Increase in net unrealized
       appreciation on investments                   3,191             626
                                                 ---------        --------
Increase in net assets resulting
  from operations                                $   9,992        $  1,378
                                                 =========        ========

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 5
--------------------------------------------------------------------------------
SCHWAB SHORT/INTERMEDIATE GOVERNMENT BOND FUND &
SCHWAB LONG-TERM GOVERNMENT BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS (in thousands)
--------------------------------------------------------------------------------

                                             Schwab                   Schwab
                                       Short/Intermediate            Long-Term
                                           Government               Government
                                            Bond Fund                Bond Fund
                                      ---------------------     -------------------
                                              For the year ended August 31,
                                        1995         1994        1995        1994
                                      --------     --------     -------     -------
Operations:
  Net investment income               $ 10,033     $ 12,784     $   730     $   314
  Net realized gain (loss) on
    investments sold                    (3,232)      (7,257)         22        (293)
  Increase (decrease) in net
    unrealized appreciation on
    investments                          3,191      (10,093)        626        (293)
                                      --------     --------     -------     -------
  Increase (decrease) in net assets
    resulting from operations            9,992       (4,566)      1,378        (272)
                                      --------     --------     -------     -------
Distributions to shareholders from:
  Net investment income                (10,006)     (12,766)       (727)       (313)
  Capital gains                             --       (3,107)         --          --
                                      --------     --------     -------     -------
  Total distributions to
    shareholders                       (10,006)     (15,873)       (727)       (313)
                                      --------     --------     -------     -------
Capital Share Transactions:
  Proceeds from shares sold             32,379      109,509      14,400      11,250
  Net asset value of shares issued
    in reinvestment of dividends         7,729       12,609         486         207
  Less payments for shares redeemed    (73,382)    (185,173)     (9,696)     (6,570)
                                      --------     --------     -------     -------
  Increase (decrease) in net assets
    from capital share transactions    (33,274)     (63,055)      5,190       4,887
                                      --------     --------     -------     -------
Total increase (decrease) in net
  assets                               (33,288)     (83,494)      5,841       4,302

Net Assets:
  Beginning of period                  190,479      273,973       7,108       2,806
                                      --------     --------     -------     -------
  End of period (including
    undistributed net investment
    income of $71, $44, $4
    and $1, respectively)             $157,191     $190,479     $12,949     $ 7,108
                                      ========     ========     =======     =======
Number of Fund Shares:
  Sold                                   3,324       10,547       1,535       1,141
  Reinvested                               794        1,231          51          22
  Redeemed                              (7,560)     (18,108)     (1,027)       (668)
                                      --------     --------     -------     -------
  Net increase (decrease) in
    shares outstanding                  (3,442)      (6,330)        559         495

Shares Outstanding:
  Beginning of period                   19,410       25,740         762         267
                                      --------     --------     -------     -------
  End of period                         15,968       19,410       1,321         762
                                      ========     ========     =======     =======

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 6
--------------------------------------------------------------------------------
SCHWAB SHORT/INTERMEDIATE GOVERNMENT BOND FUND &
SCHWAB LONG-TERM GOVERNMENT BOND FUND
NOTES TO FINANCIAL STATEMENTS
For the year ended August 31, 1995
--------------------------------------------------------------------------------

1. DESCRIPTION OF THE FUNDS

The Schwab Short/Intermediate Government Bond Fund and the Schwab Long-Term Government Bond Fund (the "Funds"), are series of Schwab Investments (the "Trust"), an open-end, management investment company organized as a Massachusetts business trust on October 26, 1990 and registered under the Investment Company Act of 1940, as amended.

In addition to the two funds described above, the Trust also offers -- the Schwab 1000 Fund(R), the Schwab California Short/Intermediate Tax-Free Bond Fund, the Schwab California Long-Term Tax-Free Bond Fund, the Schwab Short/Intermediate Tax-Free Bond Fund and the Schwab Long-Term Tax-Free Bond Fund. The assets of each series are segregated and accounted for separately.

The investment objective of the Funds is to seek to provide a high level of current income consistent with preservation of capital. The Funds each invest primarily in securities issued or guaranteed by the United States Government, its agencies or instrumentalities, and repurchase agreements collateralized by these securities.

2. SIGNIFICANT ACCOUNTING POLICIES

Security valuation -- Bonds and notes are generally valued at prices obtained from an independent bond-pricing service. These securities are valued at the mean between the representative quoted bid and asked prices, or if such prices are not available, at prices for securities of comparable maturity, quality and type. Short term securities within 60 days or less of maturity are stated at amortized cost which approximates market value.

Security transactions and interest income -- Security transactions, in the accompanying financial statements, are accounted for on a trade date basis (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments. Realized gains and losses from security transactions are determined on an identified cost basis. For callable bonds purchased at a premium, the excess of the purchase price over the call value is amortized against interest income through the call date. If the call provision is not exercised, any remaining premium is amortized through the final maturity date.

Repurchase agreements -- Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities. All collateral is held by each Fund's custodian and is monitored daily to ensure that its market value at least equals the repurchase price under the agreement.

Dividends to shareholders -- Each Fund declares a daily dividend, from its net investment income for that day, payable monthly. Distributions of net capital gains are recorded on ex-dividend date, payable annually on a calendar year basis.

Deferred organization costs -- Costs incurred in connection with the organization of the Funds, their initial registration with the Securities and Exchange Commission and with various states are amortized on a straight-line basis over a five year period from each Fund's commencement of operations.

Expenses -- Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all series of the Trust are allocated to each series in proportion to their relative net assets.

SchwabFunds(R)                                                                 7
--------------------------------------------------------------------------------
SCHWAB SHORT/INTERMEDIATE GOVERNMENT BOND FUND &
SCHWAB LONG-TERM GOVERNMENT BOND FUND
NOTES TO FINANCIAL STATEMENTS
For the year ended August 31, 1995
--------------------------------------------------------------------------------

Federal income taxes -- It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Each Fund is considered a separate entity for tax purposes.

At August 31, 1995, (for financial reporting and federal income tax purposes), net unrealized appreciation for the Schwab Short/Intermediate Government Bond Fund aggregated $2,002,000 of which $2,096,000 related to appreciated securities and $94,000 related to depreciated securities, and net unrealized appreciation for the Schwab Long-Term Government Bond Fund aggregated $433,000, of which $449,000 related to appreciated securities and $16,000 related to depreciated securities.

At August 31, 1995, the Schwab Short/Intermediate Government Bond Fund and the Schwab Long-Term Government Bond Fund had unused capital loss carryforwards, for federal income tax purposes, of $8,355,000 and $265,000, respectively. These carryforwards expire August 31, 2003.

3. TRANSACTIONS WITH AFFILIATES

Investment advisory and administration agreement -- The Trust has an investment advisory and administration agreement with Charles Schwab Investment Management, Inc. (the "Investment Manager"). For advisory services and facilities furnished, the Funds each pay an annual fee, payable monthly, of .41% of each Fund's average daily net assets. Under this agreement, the Schwab Short/Intermediate Government Bond Fund and the Schwab Long-Term Government Bond Fund incurred investment advisory and administration fees of $671,000 and $41,000, respectively, during the year ended August 31, 1995, before the Investment Manager reduced its fee (see Note 4).

Transfer agency and shareholder service agreements -- The Trust has transfer agency and shareholder service agreements with Charles Schwab & Co., Inc. ("Schwab"). For services provided under these agreements, Schwab receives an annual fee, payable monthly, of .05% of average daily net assets of each Fund for transfer agency services and .20% of such assets for shareholder services. For the year ended August 31, 1995, the Schwab Short/Intermediate Government Bond Fund and the Schwab Long-Term Government Bond Fund incurred transfer agency and shareholder service fees of $411,000 and $25,000, respectively, before Schwab reduced its fees (see Note 4).

Officers and trustees -- Certain officers and trustees of the Trust are also officers and/or directors of the Investment Manager and/or Schwab. During the year ended August 31, 1995, the Trust made no direct payments to its officers or trustees who are "interested persons" within the meaning of the Investment Company Act of 1940, as amended. The Schwab Short/Intermediate Government Bond Fund and the Schwab Long-Term Government Bond Fund incurred fees aggregating $12,000 related to the Trust's unaffiliated trustees.

SchwabFunds(R)                                                                 8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4. EXPENSES REDUCED AND ABSORBED BY THE INVESTMENT MANAGER AND SCHWAB

During the year ended August 31, 1995, the Investment Manager and Schwab reduced a portion of their fees and absorbed certain expenses in order to limit each Fund's ratio of operating expenses to average net assets. The total of such fees and expenses reduced and absorbed by the Investment Manager were $232,000 and $92,000 for the Schwab Short/Intermediate Government Bond Fund and the Schwab Long-Term Government Bond Fund, respectively, and the total of such fees reduced by Schwab were $143,000 and $25,000 for the Schwab Short/Intermediate Government Bond Fund and the Schwab Long-Term Government Bond Fund, respectively.

5. INVESTMENT TRANSACTIONS

Purchases, sales and maturities of investment securities, other than short-term obligations, during the year ended August 31, 1995, were as follows (in thousands):

                                                    Schwab              Schwab
                                              Short/Intermediate       Long-Term
                                                  Government          Government
                                                   Bond Fund           Bond Fund
                                              -------------------     -----------
Purchases                                          $316,982             $27,961
Proceeds of sales and maturities                   $333,431             $23,060

SchwabFunds(R)                                                                 9
--------------------------------------------------------------------------------
SCHWAB SHORT/INTERMEDIATE GOVERNMENT BOND FUND &
SCHWAB LONG-TERM GOVERNMENT BOND FUND
NOTES TO FINANCIAL STATEMENTS
For the year ended August 31, 1995
--------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period:

                                                        Schwab Short/Intermediate
                                                          Government Bond Fund
                                -------------------------------------------------------------------------
                                                                                          For the period
                                                                                         November 5, 1991
                                                                                          (commencement
                                                          For the eight     For the       of operations)
                                  For the year ended      months ended     year ended           to
                                      August 31,           August 31,     December 31,     December 31,
                                   1995         1994          1993            1992             1991
                                ----------   ----------   -------------   ------------   ----------------
Net asset value at
 beginning of period             $   9.81     $  10.64       $  10.26       $  10.28          $ 10.00
Income from Investment
----------------------
 Operations
 ----------
 Net investment income                .59          .54            .37            .60              .10
 Net realized and
   unrealized gain (loss)
   on investments                     .03         (.71)           .38            .01              .28
                                 --------     --------       --------       --------          -------
 Total from investment
   operations                         .62         (.17)           .75            .61              .38
Less Distributions
------------------
 Dividends from net
   investment income                 (.59)        (.54)          (.37)          (.60)            (.10)
 Distributions from realized
   gain on investments                 --         (.12)            --           (.03)              --
                                 --------     --------       --------       --------          -------
 Total distributions                 (.59)        (.66)          (.37)          (.63)            (.10)
                                 --------     --------       --------       --------          -------
Net asset value at
 end of period                   $   9.84     $   9.81       $  10.64       $  10.26          $ 10.28
                                 ========     ========       ========       ========          =======
Total return (%)                     6.61        (1.67)          7.39           6.08             3.79
----------------
Ratios/Supplemental Data
------------------------
 Net assets, end of
   period (000s)                 $157,191     $190,479       $273,973       $226,223          $66,404
 Ratio of expenses to
   average net assets (%)             .58          .60            .60*           .43              .35*
 Ratio of net investment income
   to average net assets (%)         6.11         5.28           5.28*          5.78             6.14*
 Portfolio turnover rate (%)          203           91            107            185                4

The Investment Manager and Schwab have reduced a portion of their fees and absorbed certain expenses in order to limit each Fund's ratio of operating expenses to average net assets. Had these fees and expenses not been reduced and absorbed, the ratio of expenses to average net assets for the Schwab Short/Intermediate Government Bond Fund for the periods ended August 31, 1995, 1994, 1993, December 31, 1992 and 1991 would have been .81%, .81%, .84%*, .89%
and 1.47%*, respectively, and the ratio of net investment income to average net assets would have been 5.88%, 5.07%, 5.04%*, 5.32% and 5.02%*, respectively.

* Annualized

SchwabFunds(R)                                                                10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                    Schwab Long-Term
                                                                  Government Bond Fund
                                                    ------------------------------------------------
                                                                                    For the period
                                                                                    March 5, 1993
                                                                                    (commencement
                                                       For the year ended         of operations) to
                                                           August 31,                 August 31,
                                                       1995           1994               1993
                                                    ----------     ----------     ------------------
Net asset value at
  beginning of period                                 $  9.33        $10.53             $10.00
Income from Investment Operations
---------------------------------
  Net investment income                                   .69           .60                .31
  Net realized and unrealized gain (loss)
    on investments                                        .47         (1.20)               .53
                                                      -------        ------             ------
  Total from investment operations                       1.16          (.60)               .84
Less Distributions
------------------
  Dividends from net investment income                   (.69)         (.60)              (.31)
  Distributions from realized gain on investments          --            --                 --
                                                      -------        ------             ------
  Total distributions                                    (.69)         (.60)              (.31)
                                                      -------        ------             ------
Net asset value at end of period                      $  9.80        $ 9.33             $10.53
                                                      =======        ======             ======
Total return (%)                                        13.03         (5.80)              8.63
----------------
Ratios/Supplemental Data
------------------------
  Net assets, end of period (000s)                    $12,949        $7,108             $2,806
  Ratio of expenses to average net assets (%)             .00           .10                .26*
  Ratio of net investment income to
    average net assets (%)                               7.38          6.27               6.36*
  Portfolio turnover rate (%)                             240           123                 42

The Investment Manager and Schwab have reduced a portion of their fees and absorbed certain expenses in order to limit each Fund's ratio of operating expenses to average net assets. Had these fees and expenses not been reduced and absorbed, the ratio of expenses to average net assets for the Schwab Long-Term Government Bond Fund for the periods ended August 31, 1995, 1994 and 1993 would have been 1.18%, 2.19% and 19.19%*, respectively, and the ratio of net investment income to average net assets would have been 6.20%, 4.18% and (12.57%)*, respectively.

* Annualized

SchwabFunds(R)                                                                11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

To the Trustees
and Shareholders of the Schwab Short/Intermediate Government Bond Fund and the Schwab Long-Term Government Bond Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Schwab Short/Intermediate Government Bond Fund and the Schwab Long-Term Government Bond Fund (two series constituting part of Schwab Investments, hereafter referred to as the "Trust") at August 31, 1995, and the results of their operations and the changes in their net assets for the periods presented, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
San Francisco, California
September 29, 1995

SchwabFunds(R)                                                                 1
--------------------------------------------------------------------------------
SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1995

--------------------------------------------------------------------------------

                                  Par        Value
                                 ------     -------
VARIABLE RATE OBLIGATIONS--3.3%(a)
CALIFORNIA--1.4%
Irvine Ranch, California Water
 District Consolidated General
 Obligation Improvement Bonds
 Series 1989 Various Districts/
 (Industrial Bank of Japan LOC)
 (VMIG1 A-1)
 3.60%, 09/01/95                 $  100     $   100
Irvine Ranch, California Water
 District Consolidated Revenue
 Refunding Bonds Series
 1985B-2/(Sumitomo Bank LOC)
 (- A-1)
 3.60%, 09/01/95                    600         600
                                            -------
                                                700
                                            -------
WYOMING--1.9%
Lincoln County, Wyoming
 Pollution Control Revenue
 Bonds (Exxon Project) Series A
 (P-1 A-1+)
 3.35%, 09/01/95                  1,000       1,000
                                            -------
TOTAL VARIABLE RATE OBLIGATIONS
(Cost $1,700)                                 1,700
                                            -------
MUNICIPAL BONDS--92.6%(b)
ALASKA--2.3%
Anchorage, Alaska Refunding
 Schedule Series A/(MBIA
 Insurance) (Aaa AAA)
 5.10%, 08/01/99                  1,145       1,175
                                            -------
ARIZONA--4.0%
Phoenix, Arizona Civic
 Improvement Corp. Wastewater
 Systems Lease Revenue Bonds
 (A1 A)
 5.10%, 07/01/99                  1,005       1,031
Phoenix, Arizona Street and
 Highway Revenue User Refunding
 Bonds (A1 AA)
 5.95%, 07/01/00                  1,000       1,063
                                            -------
                                              2,094
                                            -------
ILLINOIS--2.2%
Illinois Health Facilities
 Authority Revenue Bonds (OSF
 Healthcare System) (A1 A+)
 5.125%, 11/15/00                 1,145       1,144
                                            -------
INDIANA--1.5%
Indiana University Revenue
 Bonds (Student Fee) Series J
 (Aa AA-)
 4.00%, 08/01/97                    800         799
                                            -------
IOWA--7.4%
Black Hawk County, Iowa
 Hospital Facilities Revenue
 Bonds (Allen Memorial
 Hospital)/(AMBAC Insurance)
 (Aaa AAA)
 7.375%, 02/01/01                 2,000       2,315
Le Claire, Iowa Electric
 Revenue Bonds Series B
 (- SP-1+)
 4.125%, 09/01/96                 1,495       1,499
                                            -------
                                              3,814
                                            -------
KENTUCKY--5.2%
Kentucky Housing Corporation
 Housing Revenue Bonds
 Series B/ (Multiple
 Credit Enhancements)
 (Aaa AAA)
 4.45%, 07/01/00                 $1,000     $   994
Kentucky State Property and
 Buildings Commission Revenue
 Refunding Bonds (Project 55)
 (A A+)
 4.15%, 09/01/99                  1,735       1,713
                                            -------
                                              2,707
                                            -------
MARYLAND--11.4%
Maryland State Department of
 Transportation Second Issue
 Series 1990 (Aa AA)
 6.375%, 11/01/98                 2,500       2,669
Washington, Maryland
 Suburban Sanitation District
 General Obligation Bonds
 (Aa1 AA)
 6.00%, 11/01/99                  3,000       3,206
                                            -------
                                              5,875
                                            -------
MASSACHUSETTS--12.0%
Massachusetts Municipal
 Wholesale Electric Company
 Power Supply Systems Revenue
 Bonds Series E/ (AMBAC
 Insurance) (Aaa AAA)
 5.50%, 07/01/00                  2,000       2,085
Massachusetts State
 Conservation Loan General
 Obligation Bonds Series A (A1
 A+)
 4.40%, 11/01/98                  1,625       1,639
Massachusetts State Health
 and Educational Facilities
 Authority Revenue Bonds
 (Brigham and Womens
 Hospital) Series E
 (A1 A+)
 4.40%, 07/01/00                  1,000         978
Massachusetts State Housing
 Finance Agency Bonds (Housing
 Project) Series A (A1 A+)
 4.60%, 04/01/97                  1,500       1,502
                                            -------
                                              6,204
                                            -------
MINNESOTA--2.1%
Minneapolis, Minnesota
 Community Development Agency
 Tax Increment Revenue
 Bonds/(MBIA Insurance)
 (Aaa AAA)
 7.00%, 09/01/00                  1,000       1,111
                                            -------
MISSISSIPPI--4.0%
Mississippi Hospital Equipment
 & Facilities Authority Revenue
 Refunding Bond (Mississippi
 Baptist Medical Center)/
 (MBIA Insurance)
 (Aaa AAA)
 5.25%, 05/01/01                  2,000       2,058
                                            -------

SchwabFunds(R)                                                                 2
--------------------------------------------------------------------------------
SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1995

--------------------------------------------------------------------------------

                                  Par        Value
                                 ------     -------
MISSOURI--1.0%
Missouri State Environmental
 Improvement & Energy Resources
 Authority Water Pollution
 Control Revenue Bonds Series A
 (Aa -)
 5.80%, 07/01/99                  $ 500       $ 529
                                            -------
NEW JERSEY--3.0%
Passaic Valley, New Jersey
 Sewer Commissioners Revenue
 Refunding Bonds (Sewer System)
 Series D/(AMBAC Insurance)
 (Aaa AAA)
 5.70%, 12/01/97                  1,520       1,575
                                            -------
NORTH CAROLINA--2.2%
North Carolina Municipal Power
 Agency Revenue Refunding Bonds
 (Catawba Electric) (A A-)
 4.50%, 01/01/96                  1,115       1,115
                                            -------
OHIO--4.0%
Ohio State Water Development
 Authority Revenue Refunding
 Bonds (Safe Water)/(MBIA
 Insurance) (Aaa AAA)
 4.95%, 12/01/98                  2,000       2,055
                                            -------
PENNSYLVANIA--2.9%
Pennsylvania State General
 Purpose Public Improvement
 Refunding Second Series
 General Obligation Bonds (A1
 AA-)
 4.75%, 06/15/97                  1,500       1,523
                                            -------
SOUTH CAROLINA--6.6%
Charleston, South Carolina
 Certificates of Participation
 Public Improvement Project/
 (AMBAC Insurance) (Aaa AAA)
 4.30%, 09/01/00                  1,085       1,061
Greenville Hospital System,
 South Carolina Hospital
 Facilities Revenue Refunding
 Bonds Series C (- AA-)
 5.00%, 05/01/00                  1,090       1,090
South Carolina State Public
 Service Authority
 Power/Electric Revenue
 Refunding Bonds Series A (A1
 A+)
 5.60%, 07/01/00                  1,200       1,256
                                            -------
                                              3,407
                                            -------
TEXAS--14.0%
Houston, Texas General
 Obligation Bonds Series A
 (Aa AA-)
 5.20%, 03/01/00                  1,000       1,035
 5.30%, 03/01/01                  1,000       1,035

Houston, Texas Water Conveyance
 System Contract Certificates
 of Participation Series
 E/(AMBAC Insurance) (Aaa AAA)
 5.50%, 12/15/97                 $1,000      $1,033
Tarrant County, Texas Water
 Control Improvement District
 No.1 Water Revenue Refunding
 Bonds Series 1992 (A1 AA)
 5.40%, 03/01/99                  2,000       2,068
Tarrant County, Texas Water
 Control Improvement District
 No.1 Water Revenue Refunding
 Bonds Series 1993 (A1 AA)
 4.25%, 03/01/00                  1,000         988
Texas Municipal Power Agency
 Revenue Refunding Bonds/ (MBIA
 Insurance) (Aaa AAA)
 6.25%, 09/01/97                  1,000       1,061
                                            -------
                                              7,220
                                            -------
WASHINGTON--6.8%
Washington State Certificates
 of Participation (State
 Equipment) Series B (A A)
 4.125%, 04/01/97                 1,500       1,493
Washington State Public Power
 Supply System Revenue
 Refunding Bonds (Nuclear
 Project #2) Series A (Aa AA)
 4.625%, 07/01/98                 2,000       2,005
                                            -------
                                              3,498
                                            -------
TOTAL MUNICIPAL BONDS
 (Cost $47,364)
                                             47,903
                                            -------
REVENUE ANTICIPATION WARRANTS--3.9%(b)
CALIFORNIA--3.9%
California State Revenue
 Anticipation Warrants Series
 C/ (Multiple Credit
 Enhancements) (MIG1 SP-1)
 5.75%, 04/25/96                  2,000       2,019
                                            -------
TOTAL REVENUE ANTICIPATION WARRANTS
 (Cost $2,027)                                2,019
                                            -------
                                 Shares
                                 ------
SHORT-TERM INVESTMENTS--0.2%(c)
Provident Institutional Funds -
 MuniFund
 3.16%, 09/07/95                     99          99
                                            -------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $99)
                                                 99
                                            -------
TOTAL INVESTMENTS--100.0%
 (Cost $51,190)                             $51,721
                                            =======

              See accompanying Notes to Schedules of Investments.

SchwabFunds(R)                                                                 3
--------------------------------------------------------------------------------
SCHWAB LONG-TERM TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1995

--------------------------------------------------------------------------------

                               Par         Value
                             --------     --------
VARIABLE RATE OBLIGATIONS--7.4%(a)
CALIFORNIA--5.4%
California Pollution
 Control Financing
 Authority Pollution
 Control Revenue Bonds
 (Southern California
 Edison) Series 1986D
 (VMIG1 A-1+)
 3.45%, 09/01/95                $ 200        $ 200
Irvine Ranch, California
 Water District
 Consolidated Revenue
 Refunding Bonds Series
 1985B-2/(Sumitomo Bank
 LOC) (- A-1)
 3.60%, 09/01/95                  100          100
Irvine Ranch, California
 Water District Improvement
 District No. 282 Series
 1988A/(Sumitomo Bank LOC)
 (- A-1)
 3.60%, 09/01/95                1,900        1,900
                                          --------
                                             2,200
                                          --------
LOUISIANA--0.8%
Louisiana Public Facilities
 Authority Revenue Bonds
 Industrial Development
 (Kenner Hotel, Ltd.)/
 (Swiss Bank LOC) (P-1 -)
 3.50%, 09/01/95                  300          300
                                          --------
WYOMING--1.2%
Lincoln County, Wyoming
 Pollution Control Revenue
 Bonds (Exxon Corp.) Series
 1984C (P-1 A-1+)
 3.35%, 09/01/95                  500          500
                                          --------
TOTAL VARIABLE RATE OBLIGATIONS
 (Cost $3,000)                               3,000
                                          --------
MUNICIPAL BONDS--92.6%(b)
ALASKA--10.6%
Kodiak Island Borough,
 Alaska General Obligations
 Series 1994A/(AMBAC
 Insurance) (Aaa AAA)
 5.40%, 02/15/10                2,500        2,425
Valdez, Alaska Marine
 Terminal Revenue Refunding
 Bonds (BP Pipelines, Inc.
 Project) Series A (A1 AA-)
 5.85%, 08/01/25                2,000        1,898
                                          --------
                                             4,323
                                          --------
ARIZONA--5.4%
Maricopa County, Arizona--
 Alhambra Elementary School
 District 68 Series
 1994A/(AMBAC Insurance)
 (Aaa AAA)
 6.80%, 07/01/12                2,000        2,205
                                          --------
CALIFORNIA--12.6%
Madera County, California
 Certificates of
 Participation (Valley
 Children's Hospital)/(MBIA
 Insurance) (Aaa AAA)
 6.125%, 03/15/23              $2,000       $2,008
San Bernardino County,
 California Certificates of
 Participation (Medical
 Center Financing Project)
 Series A/(MBIA Insurance)
 (Aaa AAA)
 5.50%, 08/01/22                  500          462
San Francisco, California
 Downtown Parking Corp.
 Parking Revenue Bonds
 (A -)
 6.65%, 04/01/18                  500          511
Santa Clara County,
 California Financing
 Authority Lease Revenue
 Bonds (VMC Facility
 Replacement Project)
 Series A/(AMBAC Insurance)
 (Aaa AAA)
 7.75%, 11/15/10                1,000        1,220
University of California
 Certificates of
 Participation (UCLA
 Central Chiller
 Cogeneration Facilities)
 (Aa -)
 5.30%, 11/01/08                1,000          954
                                          --------
                                             5,155
                                          --------
CONNECTICUT--2.4%
Connecticut State Housing
 Finance Authority (Housing
 Mortgage Finance Program)
 Series B1 Subseries B1
 (Aa AA)
 7.55%, 11/15/08                  925          993
                                          --------
FLORIDA--5.9%
Jacksonville, Florida
 Electric Authority Revenue
 Refunding Bonds
 (St. John River)
 Issue 2 Series 10
 (Aa1 AA)
 5.30%, 10/01/08                2,400        2,394
                                          --------
ILLINOIS--4.1%
Illinois State Dedicated
 Tax Revenue Bonds
 (Civic Center)/
 (AMBAC Insurance)
 (Aaa AAA)
 6.25%, 12/15/20                  500          524
Illinois State Toll Highway
 Authority Priority Revenue
 Bonds Series A (A1 A+)
 6.375%, 01/01/15               1,100        1,129
                                          --------
                                             1,653
                                          --------

SchwabFunds(R)                                                                 4
--------------------------------------------------------------------------------
SCHWAB LONG-TERM TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1995

--------------------------------------------------------------------------------

                               Par         Value
                             --------     --------
IOWA--2.7%
Ames, Iowa Hospital Revenue
 Bonds (Mary Greeley
 Medical Center Project)
 Series 1993/(AMBAC
 Insurance) (Aaa AAA)
 5.70%, 08/15/12                $ 500        $ 495
Cedar Rapids, Iowa Hospital
 Facilities Revenue Bonds
 (St. Luke's Methodist
 Project) Series 1993/
 (FGIC Insurance) (Aaa AAA)
 6.125%, 08/15/13                 600          602
                                          --------
                                             1,097
                                          --------
MASSACHUSETTS--7.7%
Massachusetts Bay
 Transportation Authority
 (General Transportation
 System) Series A (A1 A+)
 5.75%, 03/01/18                1,400        1,369
Massachusetts State Health
 and Educational Facilities
 Authority Revenue Bonds
 (Brigham and Womens
 Hospital) Series E (A1 A+)
 5.10%, 07/01/07                1,000          959
Massachusetts State Housing
 Finance Agency Multi
 Family Residential Housing
 Revenue Bonds (FHA Section
 8) Series A (A A+)
 7.80%, 08/01/22                  800          831
                                          --------
                                             3,159
                                          --------
MISSISSIPPI--5.3%
Mississippi Hospital
 Equipment & Facilities
 Authority (Mississippi
 Baptist Medical Center)/
 (MBIA Insurance) (Aaa AAA)
 6.00%, 05/01/13                2,150        2,169
                                          --------
MISSOURI--4.8%
Kansas City, Missouri
 School District Building
 (Elementary School
 Project) Series 1993D/
 (FGIC Insurance) (Aaa AAA)
 5.15%, 02/01/08                1,000          984
Kansas City, Missouri
 School District Building
 Corp. (Capital Improvement
 Project) Series 1993/
 (FGIC Insurance) (Aaa AAA)
 5.15%, 02/01/08                1,000          984
                                          --------
                                             1,968
                                          --------
NEW HAMPSHIRE--1.8%
New Hampshire Higher
 Educational & Health
 Facilities Authority
 Revenue Bonds (Mary
 Hitchcock Memorial
 Hospital) Series A/(FGIC
 Insurance) (Aaa AAA)
 5.25%, 08/15/08                $ 750        $ 736
                                          --------
PENNSYLVANIA--6.2%
Lehigh County, Pennsylvania
 Industrial Development
 Authority Pollution
 Control Revenue Bonds
 Series A/ (MBIA Insurance)
 (Aaa AAA)
 6.40%, 11/01/21                1,500        1,553
Philadelphia, Pennsylvania
 Hospitals and Higher
 Education Facilities
 Authority Revenue
 Refunding Bonds (Childrens
 Hospital) (Aa AA)
 5.25%, 02/15/08                1,000          963
                                          --------
                                             2,516
                                          --------
RHODE ISLAND--2.5%
Rhode Island Housing and
 Mortgage Financing
 Corporation Series 10A
 (Aa AA+)
 6.50%, 10/01/22                1,000        1,005
                                          --------
SOUTH CAROLINA--3.7%
Piedmont Municipal Power
 Agency, South Carolina
 Electric Revenue Refunding
 Bonds/(MBIA Insurance)
 (Aaa AAA)
 6.20%, 01/01/08                1,400        1,523
                                          --------
TEXAS--11.2%
Copperas Cove, Texas Health
 Facilities Development
 Corp. (Adventist Health
 Systems)/(MBIA Insurance)
 (Aaa AAA)
 5.875%, 11/15/25               1,500        1,466
San Antonio, Texas Electric
 and Gas Refunding Bonds
 Series 1992 (Aa1 AA)
 5.75%, 02/01/11                1,000          993
Texas State Public
 Financing Authority
 General Obligation Bonds
 Series B (Aa AA)
 5.75%, 10/01/14                1,025        1,016
University of Texas Revenue
 Refunding Bonds Series B
 (Aa1 AA)
 6.75%, 08/15/13                1,000        1,073
                                          --------
                                             4,548
                                          --------

              See accompanying Notes to Schedules of Investments.

\
SchwabFunds(R)                                                                 5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               Par         Value
                             --------     --------
WASHINGTON--5.7%
Seattle, Washington
 Municipal Light and Power
 Revenue Refunding Bonds
 (Aa AA)
 5.40%, 05/01/08               $2,300      $ 2,314
                                           -------
TOTAL MUNICIPAL BONDS
 (Cost $36,831)
                                            37,758
                                           -------

SHORT-TERM INVESTMENTS--0.0%(c)
Provident Institutional Funds -
 MuniFund
   3.16%, 09/07/95                 17           17
                                           -------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $17)                                     17
                                           -------
TOTAL INVESTMENTS--100.0%
 (Cost $39,848)                            $40,775
                                           =======

NOTES TO SCHEDULES OF INVESTMENTS.

         Parenthetical disclosures which follow each security represent independent bond ratings, where available, as provided by Moody Investor Services, Inc. and Standard & Poor's Corporation, which were in effect at August 31, 1995. These ratings are unaudited.

     (a) Variable rate securities. Interest rates vary periodically based on current market rates. Rates shown are the effective rates on August 31, 1995. Dates shown represent the latter of the demand date or next interest rate change date, which is considered the maturity date for financial reporting purposes. For variable rate securities without demand features and which mature in less than one year the next interest reset date is shown.

     (b) Interest rates represent coupon rate of security.

     (c) Interest rates represent the yield on August 31, 1995.

<Caption)

     Abbreviations
     -------------
     AMBAC   AMBAC Indemnity Corporation
     FGIC    Financial Guaranty Insurance Company
     MBIA    Municipal Bond Investors Assurance Corporation
     VMIG    Variable Moody's Investment Guide
     SBPA    Stand-By Purchase Agreement

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 6
--------------------------------------------------------------------------------
SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND &
SCHWAB LONG-TERM TAX-FREE BOND FUND
STATEMENTS OF ASSETS AND LIABILITIES (in thousands)
August 31, 1995
--------------------------------------------------------------------------------

                                                   Schwab           Schwab
                                             Short/Intermediate   Long-Term
                                                  Tax-Free         Tax-Free
                                                 Bond Fund        Bond Fund
                                             ------------------   ----------
ASSETS
Investments, at value
  (Cost: $51,190 and $39,848, respectively)        $51,721          $40,775
Interest receivable                                    768              590
Receivable for fund shares sold                        111               88
Deferred organization costs                             46               33
Prepaid expenses                                         7                3
                                                   -------          -------
     Total assets                                   52,653           41,489
                                                   -------          -------

LIABILITIES
Payable for:
  Dividends                                             34               34
  Fund shares redeemed                                  54               --
  Deferred organization costs                           --                4
  Investment advisory and administration
     fee                                                14               11
  Transfer agency and
     shareholder service fees                            3                5
  Other                                                 44               22
                                                   -------          -------
     Total liabilities                                 149               76
                                                   -------          -------
Net assets applicable to outstanding shares        $52,504          $41,413
                                                   =======          =======
NET ASSETS CONSIST OF:
  Capital paid in                                  $52,647          $41,282
  Accumulated undistributed
     net investment income                              13               15
  Accumulated net realized loss
     on investments sold                              (687)            (813)
  Net unrealized appreciation
     on investments                                    531              929
                                                   -------          -------
                                                   $52,504          $41,413
                                                   =======          =======
THE PRICING OF SHARES
  Outstanding shares, $0.00001 par value
     (unlimited shares authorized)                   5,188            4,076
  Net asset value, offering and
     redemption price per share                     $10.12           $10.16

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 7
--------------------------------------------------------------------------------
SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND &
SCHWAB LONG-TERM TAX-FREE BOND FUND
STATEMENTS OF OPERATIONS (in thousands)
For the year ended August 31, 1995
--------------------------------------------------------------------------------

                                                  Schwab           Schwab
                                            Short/Intermediate   Long-Term
                                                 Tax-Free         Tax-Free
                                                Bond Fund        Bond Fund
                                            ------------------   ----------
Interest income                                  $  2,533         $  2,462
                                                 --------         --------
Expenses:
  Investment advisory and administration
     fee                                              227              169
  Transfer agency and
     shareholder service fees                         139              103
  Custodian fees                                       39               31
  Registration fees                                    30               24
  Professional fees                                    13               11
  Shareholder reports                                  17               13
  Trustees' fees                                        4                3
  Amortization of deferred organization
     costs                                             15               17
  Insurance and other expenses                         13               13
                                                 --------         --------
                                                      497              384
Less expenses reduced                                (225)            (160)
                                                 --------         --------
  Total expenses incurred by Fund                     272              224
                                                 --------         --------
Net investment income                               2,261            2,238
                                                 --------         --------
Net realized gain (loss) on investments:
  Proceeds from sales of investments               77,877           78,910
  Cost of investments sold                        (78,325)         (79,716)
                                                 --------         --------
     Net realized loss on investments sold           (448)            (806)
                                                 --------         --------
Change in net unrealized appreciation
  (depreciation) on investments:
  Beginning of period                                (841)            (671)
  End of period                                       531              929
                                                 --------         --------
     Increase in net unrealized
       appreciation on investments                  1,372            1,600
                                                 --------         --------
Increase in net assets resulting from
  operations                                     $  3,185         $  3,032
                                                 ========         ========

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 8
--------------------------------------------------------------------------------
SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND &
SCHWAB LONG-TERM TAX-FREE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS (in thousands)

--------------------------------------------------------------------------------

                                                   Schwab               Schwab
                                              Short/Intermediate       Long-Term
                                                  Tax-Free             Tax-Free
                                                  Bond Fund            Bond Fund
                                              -----------------    -----------------
                                                  For the year ended August 31,
                                               1995      1994       1995      1994
                                              -------   -------    -------   -------
Operations:
  Net investment income                       $ 2,261   $ 2,488    $ 2,238   $ 2,408
  Net realized gain (loss) on
    investments sold                             (448)     (265)      (806)      286
  Increase (decrease) in net unrealized
    appreciation (depreciation) on
    investments                                 1,372    (1,522)     1,600    (2,951)
                                              -------   -------    -------   -------
  Increase (decrease) in net assets
    resulting from operations                   3,185       701      3,032      (257)
                                              -------   -------    -------   -------
Distributions to shareholders from:
  Net investment income                        (2,255)   (2,485)    (2,232)   (2,404)
  Capital gains                                    --        --         --      (371)
                                              -------   -------    -------   -------
  Total distributions to shareholders          (2,255)   (2,485)    (2,232)   (2,775)
                                              -------   -------    -------   -------
Capital Share Transactions:
  Proceeds from shares sold                    17,344    50,244     21,437    28,434
  Net asset value of shares issued
    in reinvestment of dividends                1,746     1,957      1,626     2,069
  Less payments for shares redeemed           (31,405)  (40,978)   (26,425)  (33,909)
                                              -------   -------    -------   -------
  Increase (decrease) in net assets from
    capital share transactions                (12,315)   11,223     (3,362)   (3,406)
                                              -------   -------    -------   -------
Total increase (decrease) in net assets       (11,385)    9,439     (2,562)   (6,438)

Net Assets:
  Beginning of period                          63,889    54,450     43,975    50,413
                                              -------   -------    -------   -------
  End of period (including undistributed net
    investment income of $13, $7, $15
    and $9, respectively)                     $52,504   $63,889    $41,413   $43,975
                                              =======   =======    =======   =======
Number of Fund Shares:
  Sold                                          1,754     4,963      2,196     2,769
  Reinvested                                      176       195        166       200
  Redeemed                                     (3,185)   (4,079)    (2,707)   (3,311)
                                              -------   -------    -------   -------
  Net increase (decrease) in
    shares outstanding                         (1,255)    1,079       (345)     (342)

Shares Outstanding:
  Beginning of period                           6,443     5,364      4,421     4,763
                                              -------   -------    -------   -------
  End of period                                 5,188     6,443      4,076     4,421
                                              =======   =======    =======   =======

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 9
--------------------------------------------------------------------------------
SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND &
SCHWAB LONG-TERM TAX-FREE BOND FUND
NOTES TO FINANCIAL STATEMENTS
For the year ended August 31, 1995
--------------------------------------------------------------------------------

1. DESCRIPTION OF THE FUNDS

The Schwab Short/Intermediate Tax-Free Bond Fund and the Schwab Long-Term Tax-Free Bond Fund (the "Funds"), are series of Schwab Investments (the "Trust"), an open-end, management investment company organized as a Massachusetts business trust on October 26, 1990 and registered under the Investment Company Act of 1940, as amended.

In addition to the two funds described above, the Trust also offers -- the Schwab 1000 Fund(R), the Schwab Short/Intermediate Government Bond Fund, the Schwab Long-Term Government Bond Fund, the Schwab California Short/Intermediate Tax-Free Bond Fund and the Schwab California Long-Term Tax-Free Bond Fund. The assets of each series are segregated and accounted for separately.

The investment objective of the Funds is to seek to provide a high level of current income that is exempt from federal income tax, consistent with preservation of capital. The Funds, which are not "diversified" within the meaning of the Investment Company Act of 1940, as amended, each invest primarily in debt obligations issued by or on behalf of states, territories and possessions of the United States Government, its agencies or instrumentalities, the interest of which is not subject to federal income tax.

2. SIGNIFICANT ACCOUNTING POLICIES

Security valuation -- Bonds and notes are generally valued at prices obtained from an independent bond-pricing service. These securities are valued at the mean between the representative quoted bid and asked prices, or if such prices are not available, at prices for securities of comparable maturity, quality and type. Short term securities within 60 days or less of maturity are stated at amortized cost which approximates market value.

Security transactions and interest income -- Security transactions, in the accompanying financial statements, are accounted for on a trade date basis (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes amortization of premium on investments. Realized gains and losses from security transactions are determined on an identified cost basis. For callable bonds purchased at a premium, the excess of the purchase price over the call value is amortized against interest income through the call date. If the call provision is not exercised, any remaining premium is amortized through the final maturity date.

Dividends to shareholders -- Each Fund declares a daily dividend, from net investment income for that day, payable monthly. Distributions of net capital gains are recorded on ex-dividend date, payable annually on a calendar year basis.

Deferred organization costs -- Costs incurred in connection with the organization of the Funds, their initial registration with the Securities and Exchange Commission and with various states are amortized on a straight-line basis over a five year period from each Fund's commencement of operations.

Expenses -- Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all series of the Trust are allocated to each series in proportion to their relative net assets.

SchwabFunds(R)                                                                10
--------------------------------------------------------------------------------
SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND &
SCHWAB LONG-TERM TAX-FREE BOND FUND
NOTES TO FINANCIAL STATEMENTS
For the year ended August 31, 1995
--------------------------------------------------------------------------------

Federal income taxes -- It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Each Fund is considered a separate entity for tax purposes.

All distributions paid by the Schwab Short/Intermediate Tax-Free Bond Fund and the Schwab Long-Term Tax-Free Bond Fund during the year ended August 31, 1995 qualify as exempt-interest dividends for federal tax purposes.

At August 31, 1995, (for financial reporting and federal income tax purposes), net unrealized appreciation for the Schwab Short/Intermediate Tax-Free Bond Fund aggregated $531,000, of which $614,000 related to appreciated securities and $83,000 related to depreciated securities, and net unrealized appreciation for the Schwab Long-Term Tax-Free Bond Fund aggregated $929,000, of which $1,097,000 related to appreciated securities and $168,000 related to depreciated securities.

3. TRANSACTIONS WITH AFFILIATES

Investment advisory and administration agreement -- The Trust has an investment advisory and administration agreement with Charles Schwab Investment Management, Inc. (the "Investment Manager"). For advisory services and facilities furnished, the Funds each pay an annual fee, payable monthly, of .41% of each Fund's average daily net assets. Under this agreement, the Schwab Short/Intermediate Tax-Free Bond Fund and the Schwab Long-Term Tax-Free Bond Fund incurred investment advisory and administration fees of $227,000 and $169,000, respectively, during the year ended August 31, 1995, before the Investment Manager reduced its fee (see Note 4).

Transfer agency and shareholder service agreements -- The Trust has transfer agency and shareholder service agreements with Charles Schwab & Co., Inc. ("Schwab"). For services provided under these agreements, Schwab receives an annual fee, payable monthly, of .05% of average daily net assets of each Fund for transfer agency services and .20% of such assets for shareholder services. For the year ended August 31, 1995, the Schwab Short/Intermediate Tax-Free Bond Fund and the Schwab Long-Term Tax-Free Bond Fund incurred transfer agency and shareholder service fees of $139,000 and $103,000, respectively, before Schwab reduced its fees (see Note 4).

Officers and trustees -- Certain officers and trustees of the Trust are also officers or directors of the Investment Manager and Schwab. During the year ended August 31, 1995, the Trust made no direct payments to its officers or trustees who are "interested persons" within the meaning of the Investment Company Act of 1940, as amended. The Schwab Short/Intermediate Tax-Free Bond Fund and the Schwab Long-Term Tax-Free Bond Fund incurred fees aggregating $7,000 related to the Trust's unaffiliated trustees.

SchwabFunds(R)                                                                11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4. EXPENSES REDUCED BY THE INVESTMENT MANAGER AND SCHWAB

During the year ended August 31, 1995, the Investment Manager and Schwab reduced a portion of their fees in order to limit each Fund's ratio of operating expenses to average net assets. The total of such fee reductions by the Investment Manager were $130,000 and $80,000 for the Schwab Short/Intermediate Tax-Free Bond Fund and the Schwab Long-Term Tax-Free Bond Fund, respectively, and the total of such fee reductions by Schwab were $95,000 and $80,000 for the Schwab Short/Intermediate Tax-Free Bond Fund and the Schwab Long-Term Tax-Free Bond Fund, respectively.

5. INVESTMENT TRANSACTIONS

Purchases, sales and maturities of investment securities, other than short-term obligations, during the year ended August 31, 1995, were as follows (in thousands):

                                             Schwab                   Schwab
                                       Short/Intermediate           Long-Term
                                       Tax-Free Bond Fund       Tax-Free Bond Fund
                                       ------------------       ------------------
Purchases                                    $18,603                  $27,889
Proceeds of sales and maturities             $32,986                  $29,264

SchwabFunds(R)                                                                12
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SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND &
SCHWAB LONG-TERM TAX-FREE BOND FUND
NOTES TO FINANCIAL STATEMENTS
For the year ended August 31, 1995
--------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period:

                                                                     Schwab Short/Intermediate
                                                                        Tax-Free Bond Fund
                                                         -------------------------------------------------
                                                                                          For the period
                                                                                          April 21, 1993
                                                                                           (commencement
                                                              For the year ended         of operations) to
                                                                  August 31,                August 31,
                                                             1995            1994              1993
                                                         ------------    ------------    -----------------
Net asset value at beginning of period                      $  9.92         $ 10.15           $ 10.00
Income from Investment Operations
---------------------------------
 Net investment income                                          .40             .37               .13
 Net realized and unrealized gain (loss) on investments         .20            (.23)              .15
                                                            -------         -------           -------
 Total from investment operations                               .60             .14               .28
Less Distributions
------------------
 Dividends from net investment income                          (.40)           (.37)             (.13)
 Distributions from realized gain on investments                 --              --                --
                                                            -------         -------           -------
 Total distributions                                           (.40)           (.37)             (.13)
                                                            -------         -------           -------
Net asset value at end of period                            $ 10.12         $  9.92           $ 10.15
                                                            =======         =======           =======
Total return (%)                                               6.23            1.42              2.83
----------------
Ratios/Supplemental Data
------------------------
 Net assets, end of period (000s)                           $52,504         $63,889           $54,450
 Ratio of expenses to average net assets (%)                    .49             .48               .45*
 Ratio of net investment income to average net assets
   (%)                                                         4.06            3.71              3.63*
 Portfolio turnover rate (%)                                     35              19                11

The Investment Manager and Schwab have reduced a portion of their fees and absorbed certain expenses in order to limit each Fund's ratio of operating expenses to average net assets. Had these fees and expenses not been reduced and absorbed, the ratio of expenses to average net assets for the Schwab Short/Intermediate Tax-Free Bond Fund for the periods ended August 31, 1995, 1994 and 1993 would have been .89%, .91% and 1.26%*, respectively, and the ratio of net investment income to average net assets would have been 3.66%, 3.28% and 2.82%*, respectively.

* Annualized

SchwabFunds(R)                                                                13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                     Schwab Long-Term
                                                                    Tax-Free Bond Fund
                                                  -------------------------------------------------------
                                                                                         For the period
                                                                          For the      September 11, 1992
                                                                           eight         (commencement
                                                  For the year ended    months ended   of operations) to
                                                      August 31,         August 31,       December 31,
                                                    1995       1994         1993              1992
                                                  --------   --------   ------------   ------------------
Net asset value at beginning of period            $  9.95    $ 10.59       $  9.92           $ 10.00
Income from Investment Operations
---------------------------------
 Net investment income                                .53        .52           .36               .17
 Net realized and unrealized gain (loss)
   on investments                                     .21       (.56)          .67              (.08)
                                                  -------    -------       -------           -------
 Total from investment operations                     .74       (.04)         1.03               .09
Less Distributions
------------------
 Dividends from net investment income                (.53)      (.52)         (.36)             (.17)
 Distributions from realized gain on investments       --       (.08)           --                --
                                                  -------    -------       -------           -------
 Total distributions                                 (.53)      (.60)         (.36)             (.17)
                                                  -------    -------       -------           -------
Net asset value at end of period                  $ 10.16    $  9.95       $ 10.59           $  9.92
                                                  =======    =======       =======           =======
Total return (%)                                     7.76       (.42)        10.56               .92
----------------
Ratios/Supplemental Data
------------------------
 Net assets, end of period (000s)                 $41,413    $43,975       $50,413           $28,034
 Ratio of expenses to average net assets (%)          .54        .51           .45*              .45*
 Ratio of net investment income
   to average net assets (%)                         5.40       5.05          5.30*             5.61*
 Portfolio turnover rate (%)                           70         62            91                54

The Investment Manager and Schwab have reduced a portion of their fees and absorbed certain expenses in order to limit each Fund's ratio of operating expenses to average net assets. Had these fees and expenses not been reduced and absorbed, the ratio of expenses to average net assets for the Schwab Long-Term Tax-Free Bond Fund for the periods ended August 31, 1995, 1994, 1993 and December 31, 1992 would have been .93%, .99%, 1.18%* and 1.53%*, respectively, and the ratio of net investment income to average net assets would have been 5.01%, 4.57%, 4.57%* and 4.53%*, respectively.

* Annualized

SchwabFunds(R)                                                                14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

To the Trustees
and Shareholders of the Schwab Short/Intermediate Tax-Free Bond Fund and the Schwab Long-Term Tax-Free Bond Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Schwab Short/Intermediate Tax-Free Bond Fund and the Schwab Long-Term Tax-Free Bond Fund (two series constituting part of Schwab Investments, hereafter referred to as the "Trust") at August 31, 1995, and the results of their operations and the changes in their net assets for the periods presented, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
San Francisco, California
September 29, 1995

SchwabFunds(R)                                                                 1
--------------------------------------------------------------------------------
SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1995

--------------------------------------------------------------------------------

                                  Par        Value
                                 ------     -------
VARIABLE RATE
 OBLIGATIONS--1.7%(a)
Irvine Ranch, California Water
 District Consolidated
 Revenue Refunding Bonds Series
 1985B-2/(Sumitomo Bank LOC)
 (- A-1)
 3.60%, 09/01/95                 $  200     $   200
Irvine Ranch, California Water
 District Election 1988
 Waterworks Improvement
 District 182, Series A/
 (Sumitomo Bank LOC)
 (- A-1)
 3.60%, 09/01/95                    500         500
                                            -------
TOTAL VARIABLE RATE OBLIGATIONS
 (Cost $700)                                    700
                                            -------
TAX AND REVENUE
 ANTICIPATION NOTES--15.0%(b)
San Diego County, California
 Tax and Revenue Anticipation
 Notes (MIG1 SP-1)
 4.50%, 09/30/96                  2,000       2,009
San Diego, California Area
 Local Governments Pooled
 Tax and Revenue
 Anticipation Notes/
 (Mitsubishi Bank LOC)
 (- SP-1+)
 4.75%, 10/18/96                  2,000       2,013
San Diego, California Unified
 School District Tax and
 Revenue Anticipation Notes
 Series A/(Westdeutsche
 Landesbank LOC)
 (MIG1 -)
 4.75%, 10/10/96                  2,000       2,013
                                            -------
TOTAL TAX AND REVENUE ANTICIPATION
 NOTES (Cost $6,035)                          6,035
                                            -------
MUNICIPAL BONDS--83.1%(b)
California Health Facilities
 Financing Authority Revenue
 Bonds (Downey Community
 Hospital) (- A-)
 4.75%, 05/15/99                  2,220       2,181
California Housing Finance
 Agency Revenue Bonds
 Home Mortgage Series G
 (Aa AA-)
 5.65%, 02/01/98                    500         509
 5.65%, 08/01/98                    585         597
 5.85%, 08/01/99                    320         329
 6.00%, 08/01/00                    410         423
California State Public Works
 Board Lease Revenue Refunding
 Bonds (California Community
 College Project) Series 1993A
 (A A-)
 4.70%, 12/01/99                  1,000         999
California State Public Works
 Board Lease Revenue Refunding
 Bonds (California State
 University) Series A (A A-)
 4.30%, 12/01/99                  2,000       1,955
California State Public Works
 Board Lease Revenue Refunding
 Bonds (Department of
 Corrections State Prisons)
 Series A/(AMBAC Insurance)
 (Aaa AAA)
 4.70%, 12/01/00                  1,865       1,884
California State Public Works
 Board Lease Revenue Refunding
 Bonds (Department of
 Corrections - California State
 Prison - Susanville) Series D
 (A A-)
 4.40%, 06/01/00                  1,000         978
California State Public Works
 Board Lease Revenue Refunding
 Bonds (Various University of
 California Projects) Series A
 (A A-)
 4.70%, 06/01/00                  1,020       1,016
California Statewide
 Communities Development
 Authority Revenue Refunding
 Bonds Certificate of
 Participation (Cedars - Sinai
 Medical Center) (A1 -)
 4.40%, 11/01/00                  1,235       1,175
California Statewide Community
 Development Authority Revenue
 Bonds Certificate of
 Participation (St. Joseph
 Health Systems) (Aa AA)
 5.30%, 07/01/00                  2,035       2,066
Contra Costa County, California
 Transportation Authority Sales
 Tax Revenue Bonds Series A/
 (FGIC Insurance) (Aaa AAA)
 4.80%, 03/01/01                  1,000       1,009
Foothill, California Transit
 Zone Certificates of
 Participation Refunding Bond
 Referendum Series A (Baa1 -)
 4.50%, 05/01/97                  1,000         991
 4.50%, 11/01/97                  1,000         989
Garden Grove, California
 Community Development Projects
 Tax Allocation Refunding Bonds
 (- A)
 4.70%, 10/01/98                  1,060       1,048
Los Angeles County, California
 Public Works Financing
 Authority District Revenue
 Refunding Bonds (Capital
 Construction) (Aa1 AA-)
 4.30%, 03/01/00                  1,090       1,087

SchwabFunds(R)                                                                 2
--------------------------------------------------------------------------------
SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1995

--------------------------------------------------------------------------------

                                  Par        Value
                                 ------     -------
Los Angeles, California
 Convention & Exhibit Center
 Authority Certificates of
 Participation Series A/
 (Escrowed to Maturity with
 Government Securities)
 (Aaa AAA)
 7.375%, 08/15/99                $1,000     $ 1,128
Los Angeles, California State
 Building Authority Revenue
 Refunding Bonds (California
 Department of General
 Services) Series A (A A-)
 4.50%, 05/01/98                    400         399
 4.70%, 05/01/99                    450         448
Los Angeles, California Unified
 School District Certificates
 of Participation (Multiple
 Properties) Series 1994B/
 (AMBAC Insurance) (Aaa AAA)
 5.70%, 12/01/99                  3,215       3,384
Los Angeles, California
 Wastewater System Revenue
 Bonds Series A (A1 A)
 6.60%, 02/01/99                  1,775       1,886
Morgan Hill, California Unified
 School District Certificates
 of Participation (A1 -)
 4.80%, 08/01/99                    510         509
Port of Long Beach, California
 Harbor Revenue Bonds
 (Aa AA-)
 7.10%, 05/15/99                  2,000       2,188
San Francisco, California Port
 Commission Revenue Refunding
 Bonds (A BBB+)
 5.00%, 07/01/00                  1,500       1,526
San Ramon Valley, California
 Unified School District
 Certificates of Participation
 (Measure A Capital Project)
 Series A (A -)
 4.90%, 10/01/99                 1,100        1,084
Santa Monica, California
 Wastewater Enterprise
 Revenue-Hyperion Project
 Series A (A1 A+)
 6.25%, 01/01/02                  1,250       1,384
Stockton, California Health
 Facilities Revenue Bonds (St.
 Joseph Medical Center) Series
 A/(MBIA Insurance) (Aaa AAA)
 4.60%, 06/01/00                    200         197
                                            -------
TOTAL MUNICIPAL BONDS
 (Cost $33,043)
                                             33,369
                                            -------

                                 Shares
                                 ------
SHORT-TERM INVESTMENTS--0.2%(c)
Provident Institutional
 Funds -
 California Money Fund
 Portfolio
 3.32%, 09/07/95                     74          74
                                            -------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $74)
                                                 74
                                            -------
TOTAL INVESTMENTS--100.0%
 (Cost $39,852)                             $40,178
                                            =======

              See accompanying Notes to Schedules of Investments.

SchwabFunds(R)                                                                 3
--------------------------------------------------------------------------------
SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1995

--------------------------------------------------------------------------------

                                  Par        Value
                                 ------     -------
VARIABLE RATE
 OBLIGATIONS--1.0%(a)
Irvine Ranch, California Water
 District Consolidated Revenue
 Refunding Bonds Series
 1985B-2/(Sumitomo Bank LOC)
 (- A-1)
 3.60%, 09/01/95                 $  300       $ 300
Irvine Ranch, California Water
 District Consolidated Revenue
 Refunding Bonds Series
 1985B-3/(Sumitomo Bank LOC)
 (- A-1)
 3.60%, 09/01/95                    100         100
Irvine Ranch, California Water
 District Consolidated Revenue
 Refunding Bonds Series A/
 (Industrial Bank of Japan LOC)
 (VMIG1 A-1)
 3.60%, 09/01/95                    400         400
Irvine Ranch, California Water
 District Improvement District
 No. 284 Series A/(Sumitomo
 Bank LOC) (- A-1)
 3.60%, 09/01/95                    100         100
                                            -------
TOTAL VARIABLE RATE OBLIGATIONS
 (Cost $900)                                    900
                                            -------
MUNICIPAL BONDS--99.0%(b)
Alameda County, California
 Certificates of Participation
 (Capital Projects) (A A)
 6.25%, 06/01/06                  1,000       1,028
Alta Loma, California
 Elementary School District
 Series 2 General Obligation
 Bonds/(AMBAC Insurance)
 (Aaa AAA)
 5.875%, 06/01/08                   840         868
 5.875%, 06/01/09                   860         882
Antioch Area, Public Facilities
 Financing Agency California
 Special Tax Series 89-1/
 (FGIC Insurance) (Aaa AAA)
 5.25%, 08/01/07                  1,985       1,970
Bakersfield, California
 Hospital Revenue Bonds
 (Bakersfield Memorial
 Hospital) Series A (A A-)
 6.50%, 01/01/22                  1,000       1,003
California Educational
 Facilities Authority Revenue
 Bonds (Loyola Marymount
 University) Series B (A1 -)
 6.60%, 10/01/22                  1,450       1,510
California Educational
 Facilities Authority Revenue
 Bonds (Mills College) (A -)
 6.875%, 09/01/22                   500         523
California Educational
 Facilities Authority Revenue
 Bonds (Saint Mary's College)
 (A -)
 5.00%, 10/01/12                  3,000       2,693
California Health Facilities
 Financing Authority Revenue
 Bonds (Association of Retarded
 Citizens)/(California Mortgage
 Insurance) (- A)
 7.00%, 05/01/21                    455         470
California Health Facilities
 Financing Authority Revenue
 Bonds (Marshall Hospital)
 Series A/(California Mortgage
 Insurance) (- A)
 6.625%, 11/01/22                 4,000       4,025
California Housing Finance
 Agency Home Mortgage Revenue
 Bonds Series G (Aa AA-)
 7.20%, 08/01/14                  3,000       3,203
California Housing Finance
 Agency Multi Unit Rental
 Housing Revenue Bonds Series
 BII 1992 (A1 A+)
 6.70%, 08/01/15                  1,000       1,024
California State Public Works
 Board Lease Revenue Refunding
 Bonds (Various California
 State University Projects)
 Series A (A A-)
 6.70%, 10/01/17                  1,250       1,298
California State Public Works
 Board Lease Revenue Refunding
 Bonds (Various University of
 California Projects) Series A
 (A A-)
 5.50%, 06/01/10                  3,000       2,846
California Statewide
 Communities Development
 Authority Certificates of
 Participation Revenue Bonds
 (Cedars-Sinai Medical Center)
 Series 1992 (A1 -)
 6.50%, 08/01/15                  1,250       1,281
California Statewide
 Communities Development
 Authority Hospital Revenue
 Bonds Certificates of
 Participation (Saint Joseph
 Health Systems) (Aa AA)
 6.50%, 07/01/15                  2,000       2,078
Central Coast Water Authority
 Revenue Bonds (State Water
 Project Regional Facilities)/
 (AMBAC Insurance) (Aaa AAA)
 6.60%, 10/01/22                  1,500       1,581
Chico, California Unified
 School District General
 Obligations Bonds Series
 C/(MBIA Insurance) (Aaa AAA)
 6.75%, 06/01/17                    500         529
Fresno, California Health
 Facility Revenue Bonds (Holy
 Cross Health System - St.
 Agnes Medical Center) (A1 AA-)
 6.50%, 06/01/11                    550         568

SchwabFunds(R)                                                                 4
--------------------------------------------------------------------------------
SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1995

--------------------------------------------------------------------------------

                                  Par        Value
                                 ------     -------
Loma Linda, California Hospital
 Revenue Refunding Bonds (Loma
 Linda University Medical
 Center) Series C/(MBIA
 Insurance) (Aaa AAA)
 5.375%, 12/01/22                $3,000      $2,719
Los Angeles County, California
 Metropolitan Transit Authority
 Sales Tax Revenue Bond (C 2nd)
 Series A/(AMBAC Insurance)
 (Aaa AAA)
 5.50%, 07/01/17                  3,000       2,824
Los Angeles County, California
 Public Works Financing
 Authority Lease Revenue Bonds
 (Multi Capital Facilities
 Project IV)/(MBIA Insurance)
 (Aaa AAA)
 5.00%, 12/01/07                  2,000       1,940
Los Angeles County, California
 Transportation Commission
 Sales Tax Revenue Refunding
 Bonds Series B (A1 A+)
 6.50%, 07/01/13                    555         574
Los Angeles, California
 Department of Airports Revenue
 Bonds Series A/(FGIC
 Insurance) (Aaa AAA)
 5.50%, 05/15/09                  3,000       2,993
 5.50%, 05/15/10                    560         553
Los Angeles, California
 Department of Water and Power
 Electric Plant Revenue Bonds
 (Aa AA-)
 6.00%, 01/15/11                    865         876
Los Angeles, California Harbor
 Revenue Bonds Series A (Aa AA)
 6.50%, 08/01/25                  3,000       3,128
Los Angeles, California
 Wastewater System Revenue
 Bonds Series B/(AMBAC
 Insurance) (Aaa AAA)
 6.25%, 06/01/12                  1,260       1,292
Northern California Power
 Agency Multiple Capital
 Facilities Revenue Bonds
 Series A/(MBIA Insurance)
 (Aaa AAA)
 6.50%, 08/01/12                  3,300       3,465
Oceanside, California
 Certificates of Participation
 Refunding Bonds Series A
 (A BBB+)
 6.375%, 04/01/12                 1,250       1,247
Orange County, California Water
 District Certificates of
 Participation (Aa AA)
 6.50%, 08/15/11                  1,150       1,169
Petaluma, California
 Certificates of Participation
 Series A/(AMBAC Insurance)
 (Aaa AAA)
 5.50%, 08/01/08                    750         754
Sacramento, California
 Certificates of Participation
 (Light Rail Transportation
 Project) (A1 A+)
 6.75%, 07/01/07                  2,000       2,195
Sacramento, California Regional
 Transit District Certificates
 of Participation Series 1992A
 (A1 -)
 6.375%, 03/01/05                   250         267
San Bernardino County,
 California Certificates of
 Participation (Medical Center
 Financing Project) Series A/
 (MBIA Insurance)
 (Aaa AAA)
 5.50%, 08/01/22                  5,500       5,081
San Bernardino County,
 California Certificates of
 Participation (West Valley
 Detention Center)/(MBIA
 Insurance) (Aaa AAA)
 6.50%, 11/01/12                    420         441
San Francisco, California Bay
 Area Rapid Transit District
 Sales Tax Revenue Bonds/(FGIC
 Insurance) (Aaa AAA)
 5.50%, 07/01/15                  2,725       2,589
San Francisco, California
 City and County
 (Library Facilities Project)
 Series D (A1 AA-)
 5.75%, 06/15/12                    685         679
San Francisco, California Port
 Commission Revenue Refunding
 Bonds (A BBB+)
 5.90%, 07/01/09                  5,000       4,838
Santa Clara County, California
 Financing Authority Lease
 Revenue Bonds (VMC Facility
 Replacement Project) Series A/
 (AMBAC Insurance) (Aaa AAA)
 7.75%, 11/15/10                  1,460       1,781
 6.875%, 11/15/14                 2,000       2,178
Santa Clara, California
 Redevelopment Agency Tax
 Allocation Revenue Refunding
 Bonds (Bayshore North
 Project)/(AMBAC Insurance)
 (Aaa AAA)
 7.00%, 07/01/10                  1,500       1,712
Southern California Public
 Power Authority Revenue Bonds
 (San Juan Unit 3) Series A/
 (MBIA Insurance) (Aaa AAA)
 5.375%, 01/01/08                 5,000       4,975
Southern California Rapid
 Transit District Revenue
 Bonds/(AMBAC Insurance)
 (Aaa AAA)
 6.00%, 09/01/08                  3,500       3,640

SchwabFunds(R)                                                                 5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  Par        Value
                                 ------     -------
Temecula, California Community
 Services District Certificates
 of Participation (Community
 Recreation Center Project)
 (- A)
 7.125%, 10/01/12                $1,000     $ 1,046
Westminster, California Public
 Financing Authority Bonds
 Certificates of Participation
 (1994 Civic Center and Street
 Improvement Project) (- A-)
 7.00%, 06/01/19                  3,325       3,341
                                            -------
TOTAL MUNICIPAL BONDS
 (Cost $86,103)
                                             87,677
                                            -------
                                  Shares
                                  ------
SHORT-TERM INVESTMENTS--0.0%(c)
Provident Institutional Funds -
 California Money Fund
 Portfolio
 3.32%, 09/07/95                     14     $    14
                                            -------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $14)
                                                 14
                                            -------
TOTAL INVESTMENTS--100.0%
 (Cost $87,017)                             $88,591
                                            =======

NOTES TO SCHEDULES OF INVESTMENTS.

     Parenthetical disclosures which follow each security represent independent bond ratings, where available, as provided by Moody Investor Services, Inc. and Standard & Poor's Corporation, which were in effect at August 31, 1995. These ratings are unaudited.

     (a) Variable rate securities. Interest rates vary periodically based on current market rates. Rates shown are the effective rates on August 31, 1995. Dates shown represent the latter of the demand date or next interest rate change date, which is considered the maturity date for financial reporting purposes. For variable rate securities without demand features and which mature in less than one year, the next interest reset date is shown.

     (b) Interest rates represent coupon rate of security.

     (c) Interest rates represent the yield on August 31, 1995.

    Abbreviations
    -------------
    AMBAC      AMBAC Indemnity Corporation
    FGIC       Financial Guaranty Insurance Company
    LOC        Letter of Credit
    MBIA       Municipal Bond Investors Assurance
    VMIG       Variable Moody's Investment Grade

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 6
--------------------------------------------------------------------------------
SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND &
SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND
STATEMENTS OF ASSETS AND LIABILITIES (in thousands)
August 31, 1995
--------------------------------------------------------------------------------

                                        Schwab California   Schwab California
                                        Short/Intermediate      Long-Term
                                            Tax-Free            Tax-Free
                                            Bond Fund           Bond Fund
                                        -----------------   -----------------
ASSETS
Investments, at value
  (Cost: $39,852 and $87,017,
  respectively)                              $40,178             $88,591
Interest receivable                              458               1,244
Receivable for fund shares sold                   93                 463
Deferred organization costs                        3                   4
Prepaid expenses                                   2                   2
                                             -------             -------
     Total assets                             40,734              90,304
                                             -------             -------
LIABILITIES
Payable for:
  Dividends                                       28                  79
  Fund shares redeemed                            20                 113
  Investment advisory and
     administration fee                           11                  23
  Transfer agency and
     shareholder service fees                      2                   3
  Other                                           34                  41
                                             -------             -------
     Total liabilities                            95                 259
                                             -------             -------
Net assets applicable to outstanding
  shares                                     $40,639             $90,045
                                             =======             =======
NET ASSETS CONSIST OF:
  Capital paid in                            $41,138             $91,162
  Accumulated undistributed
     net investment income                        11                  36
  Accumulated net realized loss on
     investments sold                           (836)             (2,727)
  Net unrealized appreciation on
     investments                                 326               1,574
                                             -------             -------
                                             $40,639             $90,045
                                             =======             =======
THE PRICING OF SHARES
  Outstanding shares, $0.00001 par
     value
     (unlimited shares authorized)             4,040               8,554
  Net asset value, offering and
     redemption price per share               $10.06              $10.53

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 7
--------------------------------------------------------------------------------
SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND &
SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND
STATEMENTS OF OPERATIONS (in thousands)
For the year ended August 31, 1995
--------------------------------------------------------------------------------

                                        Schwab California   Schwab California
                                        Short/Intermediate      Long-Term
                                            Tax-Free            Tax-Free
                                            Bond Fund           Bond Fund
                                        -----------------   -----------------
Interest income                              $  1,999           $   5,607
                                             ---------          ---------
Expenses:
  Investment advisory and
     administration fee                           171                 375
  Transfer agency and
     shareholder service fees                     104                 229
  Custodian fees                                   31                  63
  Professional fees                                19                  31
  Shareholder reports                               9                  19
  Trustees' fees                                    3                   6
  Amortization of deferred organization
     costs                                          1                   1
  Insurance and other expenses                     12                  17
                                             ---------          ---------
                                                  350                 741
Less expenses reduced                            (142)               (208)
                                             ---------          ---------
  Total expenses incurred by Fund                 208                 533
                                             ---------          ---------
Net investment income                           1,791               5,074
                                             ---------          ---------
Net realized gain (loss) on
  investments:
  Proceeds from sales of investments           65,090             128,612
  Cost of investments sold                    (65,857)           (130,492)
                                             ---------          ---------
     Net realized loss on investments
       sold                                      (767)             (1,880)
                                             ---------          ---------
Change in net unrealized appreciation
  (depreciation) on investments:
  Beginning of period                            (893)               (512)
  End of period                                   326               1,574
                                             ---------          ---------
     Increase in net unrealized
       appreciation on investments              1,219               2,086
                                             ---------          ---------
Increase in net assets resulting from
  operations                                 $  2,243           $   5,280
                                             =========          =========

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 8
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SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND &
SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS (in thousands)
--------------------------------------------------------------------------------

                                       Schwab California         Schwab California
                                      Short/Intermediate             Long-Term
                                           Tax-Free                   Tax-Free
                                           Bond Fund                 Bond Fund
                                      -------------------       --------------------
                                              For the year ended August 31,
                                       1995        1994          1995         1994
                                      -------     -------       -------     --------
Operations:
  Net investment income               $ 1,791     $ 1,931       $ 5,074     $  6,215
  Net realized loss on investments
    sold                                 (767)        (69)       (1,880)        (403)
  Increase (decrease) in net
    unrealized appreciation
    (depreciation) on investments       1,219      (1,387)        2,086       (7,834)
                                      -------     -------       -------     --------
  Increase (decrease) in net
    assets resulting from operations    2,243         475         5,280       (2,022)
                                      -------     -------       -------     --------
Distributions to shareholders
  from:
  Net investment income                (1,786)     (1,928)       (5,061)      (6,205)
  Capital gains                            --          --            --       (1,427)
                                      -------     -------       -------     --------
  Total distributions to
    shareholders                       (1,786)     (1,928)       (5,061)      (7,632)
                                      -------     -------       -------     --------
Capital Share Transactions:
  Proceeds from shares sold            12,494      40,720        22,400       39,322
  Net asset value of shares issued
    in reinvestment of dividends        1,403       1,525         3,479        5,578
  Less payments for shares
    redeemed                          (22,364)    (36,688)      (42,485)     (66,881)
                                      -------     -------       -------     --------
  Increase (decrease) in net
    assets from capital share
    transactions                       (8,467)      5,557       (16,606)     (21,981)
Total increase (decrease) in net
  assets                               (8,010)      4,104       (16,387)     (31,635)

Net Assets:
  Beginning of period                  48,649      44,545       106,432      138,067
                                      -------     -------       -------     --------
  End of period (including
    undistributed net investment
    income of $11, $6, $36 and
    $23 respectively)                 $40,639     $48,649       $90,045     $106,432
                                      =======     =======       =======     ========
Number of Fund Shares:
  Sold                                  1,271       4,035         2,201        3,601
  Reinvested                              143         152           342          512
  Redeemed                             (2,293)     (3,664)       (4,220)      (6,147)
                                      -------     -------       -------     --------
  Net increase (decrease) in
    shares outstanding                   (879)        523        (1,677)      (2,034)

Shares Outstanding:
  Beginning of period                   4,919       4,396        10,231       12,265
                                      -------     -------       -------     --------
  End of period                         4,040       4,919         8,554       10,231
                                      =======     =======       =======     ========

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 9
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SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND &
SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND
NOTES TO FINANCIAL STATEMENTS
For the year ended August 31, 1995
--------------------------------------------------------------------------------

1. DESCRIPTION OF THE FUNDS

The Schwab California Short/Intermediate Tax-Free Bond Fund and the Schwab California Long-Term Tax-Free Bond Fund (the "Funds"), are series of Schwab Investments (the "Trust"), an open-end, management investment company organized as a Massachusetts business trust on October 26, 1990 and registered under the Investment Company Act of 1940, as amended.

In addition to the two funds described above, the Trust also offers -- the Schwab 1000 Fund(R), the Schwab Short/Intermediate Government Bond Fund, the Schwab Long-Term Government Bond Fund, the Schwab Short/Intermediate Tax-Free Bond Fund and the Schwab Long-Term Tax-Free Bond Fund. The assets of each series are segregated and accounted for separately.

The investment objective of the Funds is to seek to provide a high level of current income that is exempt from federal income and State of California personal income taxes, consistent with preservation of capital. The Funds, which are not "diversified" within the meaning of the Investment Company Act of 1940, as amended, each invest in a portfolio of debt obligations issued by or on behalf of the State of California, its political subdivisions, agencies or instrumentalities.

2. SIGNIFICANT ACCOUNTING POLICIES

Security valuation -- Bonds and notes are generally valued at prices obtained from an independent bond-pricing service. These securities are valued at the mean between the representative quoted bid and asked prices, or if such prices are not available, at prices for securities of comparable maturity, quality and type. Short term securities within 60 days or less of maturity are stated at amortized cost which approximates market value.

Security transactions and interest income -- Security transactions, in the accompanying financial statements, are accounted for on a trade date basis (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes amortization of premium on investments. Realized gains and losses from security transactions are determined on an identified cost basis. For callable bonds purchased at a premium, the excess of the purchase price over the call value is amortized against interest income through the call date. If the call provision is not exercised, any remaining premium is amortized through the final maturity date.

Dividends to shareholders -- Each Fund declares a daily dividend, from its net investment income for that day, payable monthly. Distributions of net capital gains are recorded on ex-dividend date, payable annually on a calendar year basis.

Deferred organization costs -- Costs incurred in connection with the organization of the Funds, their initial registration with the Securities and Exchange Commission and with various states are amortized on a straight-line basis over a five year period from each Fund's commencement of operations.

Expenses -- Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all series of the Trust are allocated to each series in proportion to their relative net assets.

SchwabFunds(R)                                                                10
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SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND &
SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND
NOTES TO FINANCIAL STATEMENTS
For the year ended August 31, 1995
--------------------------------------------------------------------------------

Federal income taxes -- It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Each Fund is considered a separate entity for tax purposes.

All distributions paid by the Schwab California Short/Intermediate Tax-Free Bond Fund and the Schwab California Long-Term Tax-Free Bond Fund during the year ended August 31, 1995 qualify as exempt-interest dividends for federal tax purposes.

At August 31, 1995, (for financial reporting and federal income tax purposes), net unrealized appreciation for the Schwab California Short/Intermediate Tax-Free Bond Fund aggregated $326,000, of which $513,000 related to appreciated securities and $187,000 related to depreciated securities, and net unrealized appreciation for the Schwab California Long-Term Tax-Free Bond Fund aggregated $1,574,000, of which $2,316,000 related to appreciated securities and $742,000 related to depreciated securities.

3. TRANSACTIONS WITH AFFILIATES

Investment advisory and administration agreement -- The Trust has an investment advisory and administration agreement with Charles Schwab Investment Management, Inc. (the "Investment Manager"). For advisory services and facilities furnished, the Funds each pay an annual fee, payable monthly, of .41% of each Fund's average daily net assets. Under this agreement, the Schwab California Short/Intermediate Tax-Free Bond Fund and the Schwab California Long-Term Tax-Free Bond Fund incurred investment advisory and administration fees of $171,000 and $375,000, respectively, during the year ended August 31, 1995, before the Investment Manager reduced its fee (see Note 4).

Transfer agency and shareholder service agreements -- The Trust has transfer agency and shareholder service agreements with Charles Schwab & Co., Inc. ("Schwab"). For services provided under these agreements, Schwab receives an annual fee, payable monthly, of .05% of average daily net assets of each Fund for transfer agency services and .20% of such assets for shareholder services. For the year ended August 31, 1995, the Schwab California Short/Intermediate Tax-Free Bond Fund and the Schwab California Long-Term Tax-Free Bond Fund incurred transfer agency and shareholder service fees of $104,000, and $229,000, respectively, before Schwab reduced its fees (see Note 4).

Officers and trustees -- Certain officers and trustees of the Trust are also officers or directors of the Investment Manager and Schwab. During the year ended August 31, 1995, the Trust made no direct payments to its officers or trustees who are "interested persons" within the meaning of the Investment Company Act of 1940, as amended. The Schwab California Short/Intermediate Tax-Free Bond Fund and the Schwab California Long-Term Tax-Free Bond Fund incurred fees aggregating $9,000 related to the Trust's unaffiliated trustees.

SchwabFunds(R)                                                                11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4. EXPENSES REDUCED BY THE INVESTMENT MANAGER AND SCHWAB

During the year ended August 31, 1995, the Investment Manager and Schwab reduced a portion of their fees in order to limit each Fund's ratio of operating expenses to average net assets. The total of such fee reductions by the Investment Manager were $94,000 and $130,000 for the Schwab California Short/Intermediate Tax-Free Bond Fund and the Schwab California Long-Term Tax-Free Bond Fund, respectively, and the total of such fee reductions by Schwab were $48,000 and $78,000 for the Schwab California Short/Intermediate Tax-Free Bond Fund and the Schwab California Long-Term Tax-Free Bond Fund, respectively.

5. INVESTMENT TRANSACTIONS

Purchases, sales and maturities of investment securities, other than short-term obligations, during the year ended August 31, 1995, were as follows (in thousands):

                                     Schwab California       Schwab California
                                    Short/Intermediate           Long-Term
                                    Tax-Free Bond Fund      Tax-Free Bond Fund
                                    -------------------     -------------------
Purchases                                 $25,133                 $41,470
Proceeds of sales and maturities          $31,309                 $53,564

SchwabFunds(R)                                                                12
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SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND &
SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND
NOTES TO FINANCIAL STATEMENTS
For the year ended August 31, 1995
--------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period:

                                                                         Schwab California
                                                               Short/Intermediate Tax-Free Bond Fund
                                                         -------------------------------------------------
                                                                                          For the period
                                                                                          April 21, 1993
                                                                                           (commencement
                                                              For the year ended         of operations) to
                                                                  August 31,                August 31,
                                                             1995            1994              1993
                                                         ------------    ------------    -----------------
Net asset value at beginning of period                      $  9.89         $ 10.13           $ 10.00
Income from Investment Operations
---------------------------------
 Net investment income                                          .42             .37               .13
 Net realized and unrealized gain (loss) on investments         .17            (.24)              .13
                                                            --------        --------          -------
 Total from investment operations                               .59             .13               .26
Less Distributions
------------------
 Dividends from net investment income                          (.42)           (.37)             (.13)
 Distributions from realized gain on investments                  --              --               --
                                                            --------        --------          -------
 Total distributions                                           (.42)           (.37)             (.13)
                                                            --------        --------          -------
Net asset value at end of period                            $ 10.06         $  9.89           $ 10.13
                                                            ========        ========          =======
Total return (%)                                               6.17            1.29              2.57
----------------
Ratios/Supplemental Data
------------------------
 Net assets, end of period (000s)                           $40,639         $48,649           $44,545
 Ratio of expenses to average net assets (%)                    .50             .48               .45*
 Ratio of net investment income to average net assets (%)      4.29            3.69              3.49*
 Portfolio turnover rate (%)                                     62              35                 0

The Investment Manager and Schwab have reduced a portion of their fees and absorbed certain expenses in order to limit each Fund's ratio of operating expenses to average net assets. Had these fees and expenses not been reduced and absorbed, the ratio of expenses to average net assets for the Schwab California Short/Intermediate Tax-Free Bond Fund for the periods ended August 31, 1995, 1994 and 1993 would have been .84%, .86% and 1.25%*, respectively, and the ratio of net investment income to average net assets would have been 3.95%, 3.31% and 2.69%*, respectively.

* Annualized

SchwabFunds(R)                                                                13
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--------------------------------------------------------------------------------

                                                                  Schwab California
                                                            Long-Term Tax-Free Bond Fund
                                             -----------------------------------------------------------
                                                                                        For the period
                                                                           For the     February 24, 1992
                                                                            eight        (commencement
                                                 For the year ended      months ended  of operations) to
                                                     August 31,           August 31,     December 31,
                                                 1995          1994          1993            1992
                                             ------------  ------------  ------------  -----------------
Net asset value at beginning of period          $ 10.40      $  11.26      $  10.58         $ 10.00
Income from Investment Operations
---------------------------------
 Net investment income                              .56           .56           .38             .51
 Net realized and unrealized gain (loss) on
   investments                                      .13          (.74)          .68             .58
                                                --------     --------      --------         -------
 Total from investment operations                   .69          (.18)         1.06            1.09
Less Distributions
------------------
 Dividends from net investment income              (.56)         (.56)         (.38)           (.51)
 Distributions from realized gain on
   investments                                        --         (.12)           --              --
                                                --------     --------      --------         -------
 Total distributions                               (.56)         (.68)         (.38)           (.51)
                                                --------     --------      --------         -------
Net asset value at end of period                $ 10.53      $  10.40      $  11.26         $ 10.58
                                                ========     ========      ========         =======
Total return (%)                                   6.98         (1.70)        10.13           11.10
----------------
Ratios/Supplemental Data
------------------------
 Net assets, end of period (000s)               $90,045      $106,432      $138,067         $72,969
 Ratio of expenses to average net assets (%)        .58           .60           .60*            .45*
 Ratio of net investment income
   to average net assets (%)                       5.54          5.12          5.18*           5.72*
 Portfolio turnover rate (%)                         46            48            47             124

The Investment Manager and Schwab have reduced a portion of their fees and absorbed certain expenses in order to limit each Fund's ratio of operating expenses to average net assets. Had these fees and expenses not been reduced and absorbed, the ratio of expenses to average net assets for the Schwab California Long-Term Tax-Free Bond Fund for the periods ended August 31, 1995, 1994, 1993 and December 31, 1992 would have been .81%, .80%, .87%* and 1.05%*, respectively, and the ratio of net investment income to average net assets would have been 5.31%, 4.92%, 4.91%* and 5.12%*, respectively.

* Annualized

SchwabFunds(R)                                                                14
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--------------------------------------------------------------------------------

To the Trustees
and Shareholders of the Schwab California Short/Intermediate Tax-Free Bond Fund and the Schwab California Long-Term Tax-Free Bond Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Schwab California Short/Intermediate Tax-Free Bond Fund and the Schwab California Long-Term Tax-Free Bond Fund (two series constituting part of Schwab Investments, hereafter referred to as the "Trust") at August 31, 1995, and the results of their operations and the changes in their net assets for the periods presented, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
San Francisco, California
September 29, 1995